UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05202

BNY Mellon Investment Funds IV, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/22

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Bond Market Index Fund

BNY Mellon Institutional S&P 500 Stock Index Fund

BNY Mellon Tax Managed Growth Fund

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Bond Market Index Fund

ANNUAL REPORT October 31, 2022

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2021, through October 31, 2022, as provided by Nancy G. Rogers, CFA and Gregg Lee, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2022, the BNY Mellon Bond Market Index Fund’s (the “fund”) Class I shares produced a total return of −15.94%, and its Investor shares produced a total return of −16.15%.1 In comparison, the Bloomberg U.S. Aggregate Bond Index (the “Index”) achieved a total return of −15.68% for the same period.2

Returns were negative across the board in the fixed-income market, but spread sectors, including corporate and securitized bonds fared the worst. The difference in returns between the fund and the Index was primarily the result of operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the Index. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds that are included in the Index (or other instruments with similar economic characteristics). To maintain liquidity, the fund may invest up to 20% of its assets in various short-term, fixed-income securities and money market instruments.

The fund’s investments are selected by a “sampling” process, which is a statistical process used to select bonds so that the fund has investment characteristics that closely approximate those of the Index. By using this sampling process, the fund typically will not invest in all of the securities in the Index.

Inflation Hampers the Market

Fixed-income markets posted a negative performance during the reporting period, driven primarily by worries about rising inflation. The Federal Reserve (the “Fed”) responded with a hawkish stance and a series of hikes in the federal funds rate.

Inflation initially heated up in response to pent-up demand resulting from the COVID-19 pandemic. Pricing pressures were exacerbated by extended lockdowns in China, which caused bottlenecks in supply chains. Finally, the invasion of Ukraine by Russia reduced the supply of oil and other commodities, further adding to inflation pressures.

In March 2022, the Fed began to hike interest rates, hiking the federal funds rate by 25 basis points (bps). This was followed by an increase of 50 bps in May, and hikes of 75 bps in June, July and September, bringing the federal funds target to 3.00% - 3.25%. While some investors began to anticipate that the Fed would pivot and slow the pace of rate increases, the Fed gave little indication that it was ready to make this move.

Treasury yields rose across the yield curve during the reporting period, but especially at the short end, where the Fed’s actions have the most effect. The yield on the two-year Treasury rose approximately 400 bps, while the yield on the 10-year Treasury increased by approximately 250 bps.

Corporate and Securitized Bonds Perform Worst

The Index lost 15.68%, the weakest performance in decades, with declines occurring across the board. The loss was driven largely by bonds in spread sectors, especially corporate bonds, which declined approximately 19%, and by securitized bonds, which fell about 15%.

On the other hand, Treasuries outperformed the Index, declining about 14%, as did government agency bonds, which fell 10%. In the securitized sector, asset-backed securities, which tend to be of shorter duration, slid only 6%.

Replicating the Composition of the Index

As an index fund, we attempt to match closely the returns of the Index by approximating its composition and credit quality. Although we do not actively manage the fund’s investments in response to the macroeconomic environment, we continue to monitor factors which affect the fund’s investments.

November 15, 2022

¹ Total return includes reinvestment of dividends and any capital gains paid. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — The Bloomberg U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Indexing does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund’s expenses and use of sampling techniques, changes in securities markets, changes in the composition of the index, and the timing of purchases and redemptions of fund shares.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Investor shares and Class I shares of BNY Mellon Bond Market Index Fund with a hypothetical investment of $10,000 in the Bloomberg U.S. Aggregate Bond Index (the “Index”).

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Investor shares and Class I shares of BNY Mellon Bond Market Index Fund on 10/31/12 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Investor shares and Class I shares. The Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/2022
	1 Year	5 Years	10 Years
Class I shares	-15.94%	-.70%	.53%
Investor shares	-16.15%	-.93%	.29%
Bloomberg U.S. Aggregate Bond Index	-15.68%	-.54%	.74%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Bond Market Index Fund from May 1, 2022 to October 31, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2022

	Class I	Investor Shares
Expenses paid per $1,000†	$.73	$1.95
Ending value (after expenses)	$931.00	$929.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2022

	Class I	Investor Shares
Expenses paid per $1,000†	$.77	$2.04
Ending value (after expenses)	$1,024.45	$1,023.19
†

Expenses are equal to the fund’s annualized expense ratio of .15% for Class I and .40% for Investor Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

October 31, 2022

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.2%
Aerospace & Defense - .3%
L3Harris Technologies Inc., Sr. Unscd. Notes	5.05	4/27/2045	200,000	170,861
Lockheed Martin Corp., Sr. Unscd. Notes	3.55	1/15/2026	117,000	112,594
Lockheed Martin Corp., Sr. Unscd. Notes	4.07	12/15/2042	250,000	206,030
Northrop Grumman Corp., Sr. Unscd. Notes	4.03	10/15/2047	160,000	126,163
Raytheon Technologies Corp., Sr. Unscd. Notes	3.13	5/4/2027	110,000	100,491
Raytheon Technologies Corp., Sr. Unscd. Notes	4.13	11/16/2028	210,000	195,658
Raytheon Technologies Corp., Sr. Unscd. Notes	4.63	11/16/2048	105,000	88,490
Raytheon Technologies Corp., Sr. Unscd. Notes	7.20	8/15/2027	150,000	162,763
The Boeing Company, Sr. Unscd. Notes	2.95	2/1/2030	125,000	100,267
The Boeing Company, Sr. Unscd. Notes	3.50	3/1/2039	200,000	131,637
The Boeing Company, Sr. Unscd. Notes	3.75	2/1/2050	125,000	80,215
The Boeing Company, Sr. Unscd. Notes	3.83	3/1/2059	100,000	58,968
The Boeing Company, Sr. Unscd. Notes	5.15	5/1/2030	250,000	231,236
				1,765,373
Agriculture - .4%
Altria Group Inc., Gtd. Notes	2.35	5/6/2025	500,000	461,622
Altria Group Inc., Gtd. Notes	3.40	2/4/2041	80,000	49,061
Altria Group Inc., Gtd. Notes	4.80	2/14/2029	300,000	276,474
Archer-Daniels-Midland Co., Sr. Unscd. Notes	2.50	8/11/2026	350,000	320,311
BAT Capital Corp., Gtd. Notes	3.56	8/15/2027	310,000	270,129
BAT Capital Corp., Gtd. Notes	4.39	8/15/2037	180,000	130,673
BAT Capital Corp., Gtd. Notes	5.65	3/16/2052	200,000	151,630
BAT International Finance PLC, Gtd. Notes	1.67	3/25/2026	200,000	171,916
Philip Morris International Inc., Sr. Unscd. Notes	4.50	3/20/2042	300,000	219,738
Reynolds American Inc., Gtd. Notes	5.70	8/15/2035	240,000	203,093
				2,254,647

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.2% (continued)
Airlines - .2%
American Airlines Pass Through Trust, Ser. 2016-1, Cl. AA	3.58	1/15/2028	389,337	343,069
JetBlue Pass Through Trust, Ser. 2019-1, Cl. AA	2.75	5/15/2032	267,079	212,838
Southwest Airlines Co., Sr. Unscd. Notes	5.13	6/15/2027	125,000	122,063
Southwest Airlines Co., Sr. Unscd. Notes	5.25	5/4/2025	200,000	199,023
United Airlines Pass Through Trust, Ser. 2013-1, Cl. A	4.30	8/15/2025	603,108	560,190
				1,437,183
Asset-Backed Certificates - .0%
Verizon Master Trust, Ser. 2021-2, CI. A	0.99	4/20/2028	200,000	184,441
Asset-Backed Certificates/Auto Receivables - .2%
GM Financial Automobile Leasing Trust, Ser. 2022-2, CI. A3	3.42	6/20/2025	100,000	97,380
Honda Auto Receivables Owner Trust, Ser. 2021-1, CI. A4	0.42	1/21/2028	400,000	371,409
Hyundai Auto Receivables Trust, Ser. 2020-A, Cl. A4	1.72	6/15/2026	100,000	95,614
Santander Drive Auto Receivables Trust, Ser. 2021-1, Cl. D	1.13	11/16/2026	300,000	284,289
Toyota Auto Receivables Owner Trust, Ser. 2021-A, Cl. A4	0.39	6/15/2026	300,000	276,140
Toyota Auto Receivables Owner Trust, Ser. 2022-C, CI. A3	3.76	4/15/2027	250,000	242,008
World Omni Automobile Lease Securitization Trust, Ser. 2022-A, CI. A3	3.21	2/18/2025	100,000	97,636
				1,464,476
Asset-Backed Certificates/Credit Cards - .1%
BA Credit Card Trust, Ser. 2022-A1, Cl. A1	3.53	11/15/2027	200,000	192,949
Barclays Dryrock Issuance Trust, Ser. 2022-1, CI. A	3.07	2/15/2028	200,000	190,775
Capital One Multi-Asset Execution Trust, Ser. 2021-A2, CI. A2	1.39	7/15/2030	300,000	245,451
Synchrony Card Funding LLC, Ser. 2022-A1, Cl. A	3.37	4/15/2028	250,000	240,912
				870,087
Automobiles & Components - .4%
American Honda Finance Corp., Sr. Unscd. Notes	1.00	9/10/2025	200,000	[a] 178,387
BorgWarner Inc., Sr. Unscd. Notes	3.38	3/15/2025	250,000	[a] 238,877
Cummins Inc., Sr. Unscd. Notes	1.50	9/1/2030	100,000	76,250

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.2% (continued)
Automobiles & Components - .4% (continued)
Cummins Inc., Sr. Unscd. Notes	2.60	9/1/2050	100,000		59,400
General Motors Co., Sr. Unscd. Notes	4.20	10/1/2027	180,000	[a]	164,436
General Motors Co., Sr. Unscd. Notes	5.20	4/1/2045	340,000		262,981
General Motors Financial Co., Sr. Unscd. Notes	1.25	1/8/2026	200,000		170,750
General Motors Financial Co., Sr. Unscd. Notes	2.35	1/8/2031	200,000		146,628
General Motors Financial Co., Sr. Unscd. Notes	2.40	4/10/2028	300,000		243,208
General Motors Financial Co., Sr. Unscd. Notes	2.70	6/10/2031	30,000		22,356
General Motors Financial Co., Sr. Unscd. Notes	2.75	6/20/2025	200,000		184,141
Magna International Inc., Sr. Unscd. Notes	2.45	6/15/2030	200,000		160,534
Mercedes-Benz Finance North America LLC, Gtd. Notes	8.50	1/18/2031	200,000		233,418
Toyota Motor Corp., Sr. Unscd. Bonds	3.67	7/20/2028	200,000		185,286
Toyota Motor Credit Corp., Sr. Unscd. Notes	1.65	1/10/2031	300,000		228,444
				2,555,096
Banks - 5.6%
Banco Bilbao Vizcaya Argentaria SA, Sr. Unscd. Bonds	5.86	9/14/2026	200,000		193,333
Banco Bilbao Vizcaya Argentaria SA, Sr. Unscd. Notes	6.14	9/14/2028	200,000		190,376
Banco Santander SA, Sr. Unscd. Notes	3.80	2/23/2028	400,000		340,612
Bank of America Corp., Sr. Unscd. Notes	1.20	10/24/2026	250,000		217,122
Bank of America Corp., Sr. Unscd. Notes	1.90	7/23/2031	200,000		148,554
Bank of America Corp., Sr. Unscd. Notes	1.92	10/24/2031	250,000		183,697
Bank of America Corp., Sr. Unscd. Notes	2.30	7/21/2032	260,000		192,835
Bank of America Corp., Sr. Unscd. Notes	2.46	10/22/2025	200,000		186,713
Bank of America Corp., Sr. Unscd. Notes	2.50	2/13/2031	470,000		369,744
Bank of America Corp., Sr. Unscd. Notes	2.57	10/20/2032	125,000		94,453
Bank of America Corp., Sr. Unscd. Notes	2.59	4/29/2031	250,000		197,648

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.2% (continued)
Banks - 5.6% (continued)
Bank of America Corp., Sr. Unscd. Notes	2.68	6/19/2041	145,000	91,978
Bank of America Corp., Sr. Unscd. Notes	2.83	10/24/2051	250,000	146,038
Bank of America Corp., Sr. Unscd. Notes	2.97	7/21/2052	85,000	50,626
Bank of America Corp., Sr. Unscd. Notes	2.97	2/4/2033	120,000	93,153
Bank of America Corp., Sr. Unscd. Notes	3.19	7/23/2030	130,000	108,885
Bank of America Corp., Sr. Unscd. Notes	3.97	3/5/2029	150,000	135,032
Bank of America Corp., Sr. Unscd. Notes	4.27	7/23/2029	180,000	163,533
Bank of America Corp., Sr. Unscd. Notes	5.00	1/21/2044	500,000	427,971
Bank of America Corp., Sr. Unscd. Notes, Ser. N	3.48	3/13/2052	50,000	33,187
Bank of America Corp., Sub. Notes	3.85	3/8/2037	200,000	160,481
Bank of America Corp., Sub. Notes	4.00	1/22/2025	250,000	241,068
Bank of America Corp., Sub. Notes, Ser. L	4.18	11/25/2027	250,000	229,206
Bank of Montreal, Sr. Unscd. Notes	0.95	1/22/2027	600,000	515,749
BankUnited Inc., Sub. Notes	5.13	6/11/2030	200,000	180,194
Barclays PLC, Sr. Unscd. Notes	4.34	1/10/2028	200,000	175,419
Barclays PLC, Sr. Unscd. Notes	4.38	1/12/2026	200,000	185,763
Barclays PLC, Sr. Unscd. Notes	5.30	8/9/2026	200,000	190,512
BPCE SA, Gtd. Notes	4.00	4/15/2024	200,000	194,684
Citigroup Inc., Sr. Unscd. Notes	3.06	1/25/2033	95,000	74,125
Citigroup Inc., Sr. Unscd. Notes	3.11	4/8/2026	750,000	700,480
Citigroup Inc., Sr. Unscd. Notes	3.67	7/24/2028	500,000	448,871
Citigroup Inc., Sr. Unscd. Notes	3.79	3/17/2033	200,000	165,920
Citigroup Inc., Sr. Unscd. Notes	3.88	1/24/2039	60,000	46,208
Citigroup Inc., Sr. Unscd. Notes	4.08	4/23/2029	100,000	90,152
Citigroup Inc., Sr. Unscd. Notes	4.28	4/24/2048	200,000	153,275
Citigroup Inc., Sr. Unscd. Notes	4.65	7/23/2048	150,000	120,716
Citigroup Inc., Sr. Unscd. Notes	4.91	5/24/2033	70,000	63,687
Citigroup Inc., Sr. Unscd. Notes	6.63	1/15/2028	100,000	103,824
Citigroup Inc., Sub. Notes	5.50	9/13/2025	500,000	495,952
Citigroup Inc., Sub. Notes	6.68	9/13/2043	250,000	248,989
Comerica Bank, Sub. Notes	5.33	8/25/2033	200,000	182,912
Cooperatieve Rabobank, Sr. Unscd. Notes	0.38	1/12/2024	300,000	283,432
Credit Suisse AG/New York, Sr. Unscd. Notes	2.95	4/9/2025	250,000	223,887

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.2% (continued)
Banks - 5.6% (continued)
Credit Suisse Group AG, Sr. Unscd. Notes	3.75	3/26/2025	500,000	448,278
Deutsche Bank AG/New York, Sr. Unscd. Notes	2.13	11/24/2026	200,000	168,282
Deutsche Bank AG/New York, Sr. Unscd. Notes	3.96	11/26/2025	400,000	369,413
Deutsche Bank AG/New York, Sr. Unscd. Notes	6.12	7/14/2026	150,000	143,055
Discover Bank, Sr. Unscd. Notes	4.25	3/13/2026	400,000	373,257
Fifth Third Bancorp, Sr. Unscd. Notes	2.55	5/5/2027	200,000	174,813
HSBC Holdings PLC, Sr. Unscd. Notes	1.59	5/24/2027	200,000	164,471
HSBC Holdings PLC, Sr. Unscd. Notes	2.63	11/7/2025	400,000	365,741
HSBC Holdings PLC, Sr. Unscd. Notes	3.90	5/25/2026	295,000	269,595
HSBC Holdings PLC, Sr. Unscd. Notes	3.97	5/22/2030	300,000	247,565
HSBC Holdings PLC, Sr. Unscd. Notes	4.95	3/31/2030	400,000	358,543
HSBC Holdings PLC, Sr. Unscd. Notes	5.40	8/11/2033	300,000	260,521
ING Groep NV, Sr. Unscd. Notes	3.55	4/9/2024	300,000	291,368
JPMorgan Chase & Co., Sr. Unscd. Notes	0.56	2/16/2025	400,000	373,021
JPMorgan Chase & Co., Sr. Unscd. Notes	1.05	11/19/2026	150,000	129,313
JPMorgan Chase & Co., Sr. Unscd. Notes	1.56	12/10/2025	300,000	273,728
JPMorgan Chase & Co., Sr. Unscd. Notes	1.58	4/22/2027	300,000	258,196
JPMorgan Chase & Co., Sr. Unscd. Notes	1.76	11/19/2031	75,000	54,656
JPMorgan Chase & Co., Sr. Unscd. Notes	2.08	4/22/2026	250,000	227,713
JPMorgan Chase & Co., Sr. Unscd. Notes	2.30	10/15/2025	230,000	214,624
JPMorgan Chase & Co., Sr. Unscd. Notes	2.52	4/22/2031	390,000	307,971
JPMorgan Chase & Co., Sr. Unscd. Notes	2.53	11/19/2041	80,000	49,488
JPMorgan Chase & Co., Sr. Unscd. Notes	2.58	4/22/2032	300,000	231,006
JPMorgan Chase & Co., Sr. Unscd. Notes	2.74	10/15/2030	220,000	177,708
JPMorgan Chase & Co., Sr. Unscd. Notes	2.96	1/25/2033	110,000	86,039
JPMorgan Chase & Co., Sr. Unscd. Notes	3.30	4/1/2026	500,000	466,943
JPMorgan Chase & Co., Sr. Unscd. Notes	3.51	1/23/2029	135,000	119,279

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.2% (continued)
Banks - 5.6% (continued)
JPMorgan Chase & Co., Sr. Unscd. Notes	3.90	1/23/2049	105,000		76,672
JPMorgan Chase & Co., Sr. Unscd. Notes	4.01	4/23/2029	200,000		180,451
JPMorgan Chase & Co., Sr. Unscd. Notes	4.20	7/23/2029	150,000		135,868
JPMorgan Chase & Co., Sr. Unscd. Notes	4.26	2/22/2048	400,000		310,785
JPMorgan Chase & Co., Sr. Unscd. Notes	4.49	3/24/2031	300,000		271,359
JPMorgan Chase & Co., Sr. Unscd. Notes	4.85	7/25/2028	200,000		190,278
KeyBank NA, Sub. Notes	6.95	2/1/2028	100,000		102,419
KfW, Gov't Gtd. Notes	0.63	1/22/2026	250,000		221,068
KfW, Gov't Gtd. Notes	2.00	5/2/2025	1,100,000		1,034,283
KfW, Govt. Gtd. Bonds	0.38	7/18/2025	245,000		219,096
Landwirtschaftliche Rentenbank, Gov't Gtd. Notes	2.38	6/10/2025	250,000		236,531
Landwirtschaftliche Rentenbank, Gov't Gtd. Notes	3.13	11/14/2023	200,000	[a]	196,960
Lloyds Banking Group PLC, Sr. Unscd. Notes	4.55	8/16/2028	500,000		446,595
Lloyds Banking Group PLC, Sr. Unscd. Notes	4.98	8/11/2033	300,000		257,099
Lloyds Banking Group PLC, Sub. Notes	4.58	12/10/2025	420,000		385,251
M&T Bank Corp., Sr. Unscd. Notes	4.55	8/16/2028	200,000		188,724
Mitsubishi UFJ Financial Group Inc., Sr. Unscd. Notes	1.41	7/17/2025	200,000		178,645
Mitsubishi UFJ Financial Group Inc., Sr. Unscd. Notes	2.05	7/17/2030	200,000		149,374
Mitsubishi UFJ Financial Group Inc., Sr. Unscd. Notes	4.29	7/26/2038	200,000		161,653
Mitsubishi UFJ Financial Group Inc., Sr. Unscd. Notes	5.35	9/13/2028	300,000		289,448
Mizuho Financial Group Inc., Sr. Unscd. Notes	2.20	7/10/2031	200,000		147,328
Morgan Stanley, Sr. Unscd. Notes	1.51	7/20/2027	140,000		118,795
Morgan Stanley, Sr. Unscd. Notes	1.59	5/4/2027	300,000		256,907
Morgan Stanley, Sr. Unscd. Notes	1.79	2/13/2032	75,000		54,167
Morgan Stanley, Sr. Unscd. Notes	2.24	7/21/2032	155,000		114,442
Morgan Stanley, Sr. Unscd. Notes	2.51	10/20/2032	95,000		71,619
Morgan Stanley, Sr. Unscd. Notes	2.70	1/22/2031	175,000		140,317
Morgan Stanley, Sr. Unscd. Notes	2.94	1/21/2033	85,000		66,315
Morgan Stanley, Sr. Unscd. Notes	3.22	4/22/2042	300,000		204,484

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.2% (continued)
Banks - 5.6% (continued)
Morgan Stanley, Sr. Unscd. Notes	3.77	1/24/2029	180,000		160,805
Morgan Stanley, Sr. Unscd. Notes	4.00	7/23/2025	200,000		192,337
Morgan Stanley, Sr. Unscd. Notes	4.38	1/22/2047	250,000		194,783
Morgan Stanley, Sr. Unscd. Notes	6.34	10/18/2033	100,000		101,528
Morgan Stanley, Sr. Unscd. Notes	7.25	4/1/2032	300,000		322,661
Morgan Stanley, Sub. Notes	3.95	4/23/2027	250,000		230,860
National Australia Bank Ltd./New York, Sr. Unscd. Notes	2.50	7/12/2026	250,000		227,399
Natwest Group PLC, Sr. Unscd. Notes	4.80	4/5/2026	500,000		471,590
Northern Trust Corp., Sub. Notes	3.95	10/30/2025	346,000		336,166
Royal Bank of Canada, Sr. Unscd. Notes	0.43	1/19/2024	300,000		283,038
Royal Bank of Canada, Sr. Unscd. Notes	1.15	6/10/2025	200,000		179,732
Santander UK Group Holdings PLC, Sr. Unscd. Notes	1.09	3/15/2025	300,000		275,240
State Street Corp., Sr. Unscd. Notes	3.15	3/30/2031	300,000		253,702
State Street Corp., Sub. Notes	3.03	11/1/2034	225,000		182,982
Sumitomo Mitsui Financial Group Inc., Sr. Unscd. Notes	0.51	1/12/2024	300,000		282,762
Sumitomo Mitsui Financial Group Inc., Sr. Unscd. Notes	0.95	1/12/2026	300,000		258,025
Sumitomo Mitsui Financial Group Inc., Sr. Unscd. Notes	3.45	1/11/2027	160,000		146,018
Sumitomo Mitsui Financial Group Inc., Sr. Unscd. Notes	3.78	3/9/2026	500,000		471,582
SVB Financial Group, Sr. Unscd. Notes	3.13	6/5/2030	200,000		156,140
The Bank of Nova Scotia, Sr. Unscd. Notes	1.30	9/15/2026	300,000		255,721
The Bank of Nova Scotia, Sr. Unscd. Notes	1.30	6/11/2025	200,000	[a]	179,641
The Bank of Nova Scotia, Sr. Unscd. Notes	3.40	2/11/2024	200,000		195,729
The Bank of Nova Scotia, Sub. Notes	4.50	12/16/2025	250,000		240,133
The Goldman Sachs Group Inc., Sr. Unscd. Bonds	4.22	5/1/2029	200,000		181,114
The Goldman Sachs Group Inc., Sr. Unscd. Notes	1.43	3/9/2027	150,000		128,437
The Goldman Sachs Group Inc., Sr. Unscd. Notes	1.54	9/10/2027	140,000		117,578
The Goldman Sachs Group Inc., Sr. Unscd. Notes	1.95	10/21/2027	130,000		110,538
The Goldman Sachs Group Inc., Sr. Unscd. Notes	2.38	7/21/2032	170,000		126,711

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.2% (continued)
Banks - 5.6% (continued)
The Goldman Sachs Group Inc., Sr. Unscd. Notes	2.62	4/22/2032	300,000	229,218
The Goldman Sachs Group Inc., Sr. Unscd. Notes	2.64	2/24/2028	100,000	86,504
The Goldman Sachs Group Inc., Sr. Unscd. Notes	2.65	10/21/2032	120,000	90,995
The Goldman Sachs Group Inc., Sr. Unscd. Notes	2.91	7/21/2042	65,000	40,990
The Goldman Sachs Group Inc., Sr. Unscd. Notes	3.10	2/24/2033	130,000	101,948
The Goldman Sachs Group Inc., Sr. Unscd. Notes	3.21	4/22/2042	300,000	200,189
The Goldman Sachs Group Inc., Sr. Unscd. Notes	3.44	2/24/2043	65,000	44,365
The Goldman Sachs Group Inc., Sr. Unscd. Notes	3.63	2/20/2024	500,000	488,994
The Goldman Sachs Group Inc., Sr. Unscd. Notes	3.81	4/23/2029	150,000	133,216
The Goldman Sachs Group Inc., Sr. Unscd. Notes	3.85	1/26/2027	730,000	677,204
The Goldman Sachs Group Inc., Sub. Notes	4.25	10/21/2025	130,000	124,492
The Goldman Sachs Group Inc., Sub. Notes	6.75	10/1/2037	250,000	247,650
The PNC Financial Services Group Inc., Sr. Unscd. Notes	2.20	11/1/2024	250,000	235,833
The PNC Financial Services Group Inc., Sr. Unscd. Notes	3.45	4/23/2029	200,000	175,597
The Toronto-Dominion Bank, Sr. Unscd. Notes	0.75	1/6/2026	300,000	259,025
The Toronto-Dominion Bank, Sr. Unscd. Notes	1.15	6/12/2025	200,000	179,263
Truist Financial Corp., Sr. Unscd. Notes	1.20	8/5/2025	200,000	178,276
Truist Financial Corp., Sr. Unscd. Notes	1.95	6/5/2030	200,000	153,940
U.S. Bancorp, Sr. Unscd. Notes	1.38	7/22/2030	200,000	147,712
Wells Fargo & Co., Sr. Unscd. Notes	2.16	2/11/2026	145,000	133,257
Wells Fargo & Co., Sr. Unscd. Notes	2.19	4/30/2026	400,000	364,216
Wells Fargo & Co., Sr. Unscd. Notes	2.57	2/11/2031	545,000	434,733
Wells Fargo & Co., Sr. Unscd. Notes	3.55	9/29/2025	200,000	189,529
Wells Fargo & Co., Sr. Unscd. Notes	4.15	1/24/2029	135,000	122,966
Wells Fargo & Co., Sr. Unscd. Notes	4.54	8/15/2026	150,000	144,387
Wells Fargo & Co., Sub. Notes	4.10	6/3/2026	500,000	473,280
Wells Fargo & Co., Sub. Notes	4.30	7/22/2027	500,000	468,036
Wells Fargo & Co., Sub. Notes	4.65	11/4/2044	500,000	389,067

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.2% (continued)
Banks - 5.6% (continued)
Westpac Banking Corp., Sr. Unscd. Notes	2.85	5/13/2026	200,000	185,162
Westpac Banking Corp., Sub. Notes	2.67	11/15/2035	200,000	141,881
Westpac Banking Corp., Sub. Notes	2.96	11/16/2040	200,000	121,161
Westpac Banking Corp., Sub. Notes	5.41	8/10/2033	200,000	174,198
				35,452,752
Beverage Products - .4%
Anheuser-Busch InBev Worldwide Inc., Gtd. Notes	3.50	6/1/2030	100,000	89,483
Anheuser-Busch InBev Worldwide Inc., Gtd. Notes	3.65	2/1/2026	315,000	301,923
Anheuser-Busch InBev Worldwide Inc., Gtd. Notes	4.60	4/15/2048	250,000	206,556
Anheuser-Busch InBev Worldwide Inc., Gtd. Notes	4.70	2/1/2036	290,000	262,508
Anheuser-Busch InBev Worldwide Inc., Gtd. Notes	5.45	1/23/2039	120,000	112,934
Anheuser-Busch InBev Worldwide Inc., Gtd. Notes	5.80	1/23/2059	300,000	286,114
Constellation Brands Inc., Sr. Unscd. Notes	2.88	5/1/2030	200,000	165,571
Keurig Dr Pepper Inc., Gtd. Notes	4.50	4/15/2052	100,000	78,828
Molson Coors Beverage Co., Gtd. Notes	4.20	7/15/2046	150,000	110,925
PepsiCo Inc., Sr. Unscd. Notes	2.63	7/29/2029	200,000	173,278
PepsiCo Inc., Sr. Unscd. Notes	2.75	10/21/2051	40,000	[a] 26,211
PepsiCo Inc., Sr. Unscd. Notes	2.88	10/15/2049	150,000	101,900
PepsiCo Inc., Sr. Unscd. Notes	3.50	7/17/2025	250,000	241,327
The Coca-Cola Company, Sr. Unscd. Notes	2.88	5/5/2041	150,000	107,889
The Coca-Cola Company, Sr. Unscd. Notes	3.00	3/5/2051	200,000	136,568
				2,402,015
Building Materials - .1%
Carrier Global Corp., Sr. Unscd. Notes	2.49	2/15/2027	34,000	29,955
Carrier Global Corp., Sr. Unscd. Notes	3.58	4/5/2050	245,000	164,737
Johnson Controls International PLC, Sr. Unscd. Notes	4.90	12/1/2032	200,000	187,816
Johnson Controls International PLC, Sr. Unscd. Notes	5.13	9/14/2045	10,000	8,434
Owens Corning, Sr. Unscd. Notes	7.00	12/1/2036	69,000	69,870
				460,812

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.2% (continued)
Chemicals - .3%
DuPont de Nemours Inc., Sr. Unscd. Notes	4.21	11/15/2023	100,000	98,927
DuPont de Nemours Inc., Sr. Unscd. Notes	4.49	11/15/2025	100,000	98,029
DuPont de Nemours Inc., Sr. Unscd. Notes	4.73	11/15/2028	100,000	95,716
DuPont de Nemours Inc., Sr. Unscd. Notes	5.42	11/15/2048	125,000	109,889
Ecolab Inc., Sr. Unscd. Notes	1.30	1/30/2031	300,000	224,046
Ecolab Inc., Sr. Unscd. Notes	2.13	8/15/2050	175,000	93,788
Ecolab Inc., Sr. Unscd. Notes	2.75	8/18/2055	50,000	28,887
NewMarket Corp., Sr. Unscd. Notes	2.70	3/18/2031	200,000	152,009
Nutrien Ltd., Sr. Unscd. Notes	5.25	1/15/2045	191,000	164,541
The Mosaic Company, Sr. Unscd. Notes	4.25	11/15/2023	300,000	296,558
The Sherwin-Williams Company, Sr. Unscd. Notes	4.05	8/8/2024	300,000	294,454
The Sherwin-Williams Company, Sr. Unscd. Notes	4.25	8/8/2025	300,000	292,043
The Sherwin-Williams Company, Sr. Unscd. Notes	4.50	6/1/2047	100,000	79,306
Westlake Corp., Sr. Unscd. Notes	3.38	8/15/2061	200,000	110,287
				2,138,480
Commercial & Professional Services - .3%
Duke University, Unscd. Bonds, Ser. 2020	2.76	10/1/2050	100,000	63,433
Equifax Inc., Sr. Unscd. Notes	5.10	12/15/2027	200,000	192,955
Global Payments Inc., Sr. Unscd. Notes	4.80	4/1/2026	500,000	480,515
Moody's Corp., Sr. Unscd. Notes	2.00	8/19/2031	200,000	151,374
Moody's Corp., Sr. Unscd. Notes	2.55	8/18/2060	250,000	128,489
PayPal Holdings Inc., Sr. Unscd. Notes	1.65	6/1/2025	400,000	367,230
PayPal Holdings Inc., Sr. Unscd. Notes	2.85	10/1/2029	95,000	80,863
President & Fellows of Harvard College, Unscd. Bonds	3.15	7/15/2046	250,000	181,185
The Leland Stanford Junior University, Unscd. Bonds	3.65	5/1/2048	105,000	81,607
The Washington University, Sr. Unscd. Bonds, Ser. 2022	3.52	4/15/2054	100,000	72,018
University of Southern California, Sr. Unscd. Notes	5.25	10/1/2111	40,000	35,277
William Marsh Rice University, Unscd. Bonds	3.57	5/15/2045	250,000	196,695
				2,031,641

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.2% (continued)
Commercial Mortgage Pass-Through Certificates - 1.0%
Bank, Ser. 2019-BN21, Cl. A5	2.85	10/17/2052	400,000		335,208
BBCMS Mortgage Trust, Ser. 2020-C7, Cl. AS	2.44	4/15/2053	200,000		153,630
Benchmark Mortgage Trust, Ser. 2019-B10, Cl. A4	3.72	3/15/2062	300,000		267,924
Benchmark Mortgage Trust, Ser. 2020-IG1, Cl. A3	2.69	9/15/2043	400,000		325,451
Benchmark Mortgage Trust, Ser. 2020-IG1, Cl. AS	2.91	9/15/2043	500,000		396,055
CFCRE Commercial Mortgage Trust, Ser. 2017-C8, Cl. A4	3.57	6/15/2050	250,000		226,571
Commercial Mortgage Trust, Ser. 2014-CR16, Cl. A4	4.05	4/10/2047	200,000		194,132
Commercial Mortgage Trust, Ser. 2016-CR28, Cl. A4	3.76	2/10/2049	535,000		502,168
GS Mortgage Securities Trust, Ser. 2014-GC18, Cl. A3	3.80	1/10/2047	295,585		289,867
GS Mortgage Securities Trust, Ser. 2019-GC42, Cl. A4	3.00	9/1/2052	250,000		212,426
GS Mortgage Securities Trust, Ser. 2020-GC45, Cl. AS	3.17	2/13/2053	200,000		161,819
JPMBB Commercial Mortgage Securities Trust, Ser. 2014-C24, Cl. A5	3.64	11/15/2047	225,000		214,901
JPMBB Commercial Mortgage Securities Trust, Ser. 2015-C33, Cl. A4	3.77	12/15/2048	300,000		281,719
Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2015-C20, Cl. A4	3.25	2/15/2048	725,000		685,102
SG Commercial Mortgage Securities Trust, Ser. 2016-C5, Cl. A4	3.06	10/10/2048	600,000		542,875
UBS Commercial Mortgage Trust, Ser. 2018-C12, Cl. A5	4.30	8/15/2051	500,000		463,576
Wells Fargo Commercial Mortgage Trust, Ser. 2018-C44, Cl. A5	4.21	5/15/2051	900,000		833,236
Wells Fargo Commercial Mortgage Trust, Ser. 2019-C50, Cl. ASB	3.64	5/15/2052	200,000		185,145
				6,271,805
Consumer Discretionary - .1%
Lennar Corp., Gtd. Notes	4.88	12/15/2023	100,000		99,073
WarnerMedia Holdings Inc., Gtd. Notes	4.28	3/15/2032	100,000	[b]	80,882
WarnerMedia Holdings Inc., Gtd. Notes	5.39	3/15/2062	200,000	[b]	139,873
				319,828

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.2% (continued)
Consumer Durables & Apparel - .1%
NIKE Inc., Sr. Unscd. Notes	3.38	3/27/2050	300,000	[a]	219,278
Ralph Lauren Corp., Sr. Unscd. Notes	2.95	6/15/2030	200,000		167,776
				387,054
Consumer Staples - .2%
Church & Dwight Co., Sr. Unscd. Notes	3.95	8/1/2047	150,000		111,131
GSK Consumer Healthcare Capital US LLC, Gtd. Notes	3.63	3/24/2032	250,000	[b]	210,869
Kimberly-Clark Corp., Sr. Unscd. Notes	3.10	3/26/2030	300,000		263,024
The Estee Lauder Companies, Sr. Unscd. Notes	2.60	4/15/2030	300,000		252,177
The Procter & Gamble Company, Sr. Unscd. Notes	1.00	4/23/2026	100,000		88,552
The Procter & Gamble Company, Sr. Unscd. Notes	1.95	4/23/2031	200,000		161,213
Unilever Capital Corp., Gtd. Notes	1.38	9/14/2030	500,000		378,192
				1,465,158
Diversified Financials - .9%
AerCap Global Aviation Trust, Gtd. Notes	1.65	10/29/2024	300,000		272,429
AerCap Global Aviation Trust, Gtd. Notes	3.30	1/30/2032	299,000		224,766
Affiliated Managers Group Inc., Sr. Unscd. Notes	3.50	8/1/2025	250,000		237,945
Air Lease Corp., Sr. Unscd. Notes	0.70	2/15/2024	300,000		280,254
Air Lease Corp., Sr. Unscd. Notes	3.38	7/1/2025	300,000		277,867
Ally Financial Inc., Sr. Unscd. Notes	3.88	5/21/2024	200,000		193,215
Ally Financial Inc., Sr. Unscd. Notes	5.80	5/1/2025	250,000	[a]	250,158
American Express Co., Sr. Unscd. Notes	3.30	5/3/2027	300,000		271,951
American Express Co., Sub. Notes	3.63	12/5/2024	250,000		241,397
BlackRock Inc., Sr. Unscd. Notes	3.50	3/18/2024	250,000		245,325
Blackstone Secured Lending Fund, Sr. Unscd. Notes	3.63	1/15/2026	300,000		270,466
Capital One Financial Corp., Sr. Unscd. Notes	3.27	3/1/2030	200,000		164,322
Capital One Financial Corp., Sub. Notes	3.75	7/28/2026	450,000		411,744
CI Financial Corp., Sr. Unscd. Notes	4.10	6/15/2051	300,000		169,121
CME Group Inc., Sr. Unscd. Notes	3.00	3/15/2025	250,000		238,980
FS KKR Capital Corp., Sr. Unscd. Notes	3.40	1/15/2026	200,000		176,216
Intercontinental Exchange Inc., Sr. Unscd. Notes	2.10	6/15/2030	200,000		158,823

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.2% (continued)
Diversified Financials - .9% (continued)
Intercontinental Exchange Inc., Sr. Unscd. Notes	2.65	9/15/2040	75,000	49,413
Intercontinental Exchange Inc., Sr. Unscd. Notes	3.00	6/15/2050	200,000	126,250
Intercontinental Exchange Inc., Sr. Unscd. Notes	4.60	3/15/2033	50,000	46,083
Intercontinental Exchange Inc., Sr. Unscd. Notes	5.20	6/15/2062	65,000	58,020
Invesco Finance PLC, Gtd. Notes	4.00	1/30/2024	250,000	245,860
Jefferies Financial Group LLC, Sr. Unscd. Debs.	6.45	6/8/2027	35,000	35,253
Legg Mason Inc., Gtd. Notes	5.63	1/15/2044	100,000	90,694
Mastercard Inc., Sr. Unscd. Notes	3.85	3/26/2050	250,000	196,575
Owl Rock Capital Corp., Sr. Unscd. Notes	3.40	7/15/2026	200,000	170,578
Prospect Capital Corp., Sr. Unscd. Notes	3.36	11/15/2026	300,000	243,171
Synchrony Financial, Sr. Unscd. Notes	4.25	8/15/2024	250,000	241,473
Visa Inc., Sr. Unscd. Notes	1.10	2/15/2031	300,000	224,360
Visa Inc., Sr. Unscd. Notes	2.00	8/15/2050	140,000	77,925
Visa Inc., Sr. Unscd. Notes	3.65	9/15/2047	55,000	41,940
				5,932,574
Educational Services - .0%
California Institute of Technology, Unscd. Bonds	4.32	8/1/2045	110,000	91,879
Electronic Components - .1%
Honeywell International Inc., Sr. Unscd. Notes	1.10	3/1/2027	200,000	171,662
Jabil Inc., Sr. Unscd. Notes	3.00	1/15/2031	200,000	155,721
				327,383
Energy - 1.6%
Baker Hughes Co-Obligor Inc., Sr. Unscd. Notes	4.49	5/1/2030	200,000	183,838
BP Capital Markets America Inc., Gtd. Notes	3.63	4/6/2030	300,000	268,127
BP Capital Markets America Inc., Gtd. Notes	3.80	9/21/2025	300,000	[a] 291,351
BP Capital Markets America Inc., Gtd. Notes	3.94	9/21/2028	300,000	278,780
BP Capital Markets America Inc., Gtd. Notes	4.23	11/6/2028	100,000	94,227
Canadian Natural Resources Ltd., Sr. Unscd. Notes	6.25	3/15/2038	200,000	192,695
Cenovus Energy Inc., Sr. Unscd. Notes	6.75	11/15/2039	115,000	113,348

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.2% (continued)
Energy - 1.6% (continued)
Chevron Corp., Sr. Unscd. Notes	3.08	5/11/2050	300,000	205,364
ConocoPhillips Co., Gtd. Notes	3.76	3/15/2042	200,000	155,924
ConocoPhillips Co., Gtd. Notes	5.95	3/15/2046	250,000	254,890
ConocoPhillips Co., Sr. Unscd. Notes	6.95	4/15/2029	125,000	135,824
Devon Energy Corp., Sr. Unscd. Notes	5.85	12/15/2025	71,000	71,500
Enbridge Inc., Gtd. Notes	4.25	12/1/2026	250,000	236,829
Energy Transfer LP, Gtd. Notes	5.00	5/15/2044	250,000	189,985
Energy Transfer LP, Sr. Unscd. Notes	2.90	5/15/2025	300,000	278,657
Energy Transfer LP, Sr. Unscd. Notes	3.75	5/15/2030	200,000	170,225
Energy Transfer LP, Sr. Unscd. Notes	4.95	1/15/2043	200,000	151,507
Energy Transfer LP, Sr. Unscd. Notes	6.25	4/15/2049	95,000	83,070
Enterprise Products Operating LLC, Gtd. Notes	3.13	7/31/2029	300,000	258,126
Enterprise Products Operating LLC, Gtd. Notes	3.70	2/15/2026	200,000	189,758
Enterprise Products Operating LLC, Gtd. Notes	3.95	1/31/2060	95,000	63,302
Enterprise Products Operating LLC, Gtd. Notes	4.25	2/15/2048	75,000	55,833
Enterprise Products Operating LLC, Gtd. Notes	4.90	5/15/2046	200,000	163,935
EOG Resources Inc., Sr. Unscd. Notes	3.90	4/1/2035	200,000	170,779
Equinor ASA, Gtd. Notes	2.65	1/15/2024	500,000	486,487
Equinor ASA, Gtd. Notes	3.63	4/6/2040	200,000	155,902
Exxon Mobil Corp., Sr. Unscd. Notes	2.99	3/19/2025	300,000	287,192
Exxon Mobil Corp., Sr. Unscd. Notes	3.10	8/16/2049	230,000	156,806
Exxon Mobil Corp., Sr. Unscd. Notes	4.11	3/1/2046	250,000	200,758
Halliburton Co., Sr. Unscd. Bonds	7.45	9/15/2039	300,000	320,766
Halliburton Co., Sr. Unscd. Notes	3.80	11/15/2025	167,000	160,610
Hess Corp., Sr. Unscd. Notes	5.60	2/15/2041	250,000	225,811
Kinder Morgan Inc., Gtd. Notes	3.60	2/15/2051	200,000	129,843
Marathon Oil Corp., Sr. Unscd. Notes	6.60	10/1/2037	150,000	147,356
Marathon Petroleum Corp., Sr. Unscd. Notes	4.75	9/15/2044	150,000	118,547
MPLX LP, Sr. Unscd. Notes	4.90	4/15/2058	115,000	83,617
MPLX LP, Sr. Unscd. Notes	5.50	2/15/2049	150,000	125,497
ONEOK Partners LP, Gtd. Notes	6.85	10/15/2037	60,000	57,251
Phillips 66, Gtd. Notes	1.30	2/15/2026	200,000	174,771
Plains All American Pipeline LP, Sr. Unscd. Notes	4.90	2/15/2045	250,000	181,948
Sabine Pass Liquefaction LLC, Sr. Scd. Notes	5.00	3/15/2027	300,000	289,398

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.2% (continued)
Energy - 1.6% (continued)
Shell International Finance BV, Gtd. Notes	2.38	11/7/2029	200,000		168,790
Shell International Finance BV, Gtd. Notes	2.75	4/6/2030	250,000		214,041
Shell International Finance BV, Gtd. Notes	3.25	4/6/2050	250,000		172,221
Shell International Finance BV, Gtd. Notes	4.13	5/11/2035	260,000		229,885
Spectra Energy Partners LP, Gtd. Notes	5.95	9/25/2043	200,000		185,651
Suncor Energy Inc., Sr. Unscd. Notes	4.00	11/15/2047	50,000		36,544
Suncor Energy Inc., Sr. Unscd. Notes	6.50	6/15/2038	300,000		295,425
Tennessee Gas Pipeline Co., Gtd. Debs.	7.63	4/1/2037	70,000		72,716
The Williams Companies Inc., Sr. Unscd. Notes	4.00	9/15/2025	100,000		95,977
The Williams Companies Inc., Sr. Unscd. Notes	6.30	4/15/2040	200,000		193,113
TotalEnergies Capital International SA, Gtd. Notes	2.83	1/10/2030	170,000		146,052
TotalEnergies Capital International SA, Gtd. Notes	3.46	7/12/2049	50,000		35,193
Transcanada Pipelines Ltd., Sr. Unscd. Notes	4.88	5/15/2048	60,000		49,559
Transcanada Pipelines Ltd., Sr. Unscd. Notes	6.20	10/15/2037	75,000		73,062
Transcanada Pipelines Ltd., Sr. Unscd. Notes	7.63	1/15/2039	300,000		328,379
Valero Energy Corp., Sr. Unscd. Notes	6.63	6/15/2037	165,000		165,576
Valero Energy Corp., Sr. Unscd. Notes	7.50	4/15/2032	170,000		184,418
				10,207,036
Environmental Control - .0%
Waste Management Inc., Gtd. Notes	4.15	7/15/2049	250,000		201,509
Financials - .0%
Brookfield Asset Management Inc., Sr. Unscd. Notes	4.00	1/15/2025	250,000		242,498
Food Products - .5%
Campbell Soup Co., Sr. Unscd. Notes	3.30	3/19/2025	200,000		190,323
Campbell Soup Co., Sr. Unscd. Notes	4.15	3/15/2028	80,000		75,108
Conagra Brands Inc., Sr. Unscd. Notes	4.85	11/1/2028	100,000		94,698
Conagra Brands Inc., Sr. Unscd. Notes	5.40	11/1/2048	60,000	[a]	51,488
General Mills Inc., Sr. Unscd. Notes	2.88	4/15/2030	150,000		126,869

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.2% (continued)
Food Products - .5% (continued)
General Mills Inc., Sr. Unscd. Notes	3.00	2/1/2051	150,000		94,205
Hormel Foods Corp., Sr. Unscd. Notes	1.80	6/11/2030	200,000		158,826
Kellogg Co., Sr. Unscd. Notes	2.65	12/1/2023	300,000		294,136
Kraft Heinz Foods Co., Gtd. Notes	4.38	6/1/2046	200,000		156,485
Kraft Heinz Foods Co., Gtd. Notes	6.50	2/9/2040	200,000		202,266
McCormick & Co., Sr. Unscd. Notes	0.90	2/15/2026	200,000		172,647
McCormick & Co., Sr. Unscd. Notes	2.50	4/15/2030	300,000		241,867
Mondelez International Inc., Sr. Unscd. Notes	2.75	4/13/2030	138,000		114,929
Sysco Corp., Gtd. Notes	5.38	9/21/2035	200,000		189,268
The Kroger Company, Sr. Unscd. Notes	3.70	8/1/2027	300,000	[a]	277,755
The Kroger Company, Sr. Unscd. Notes	7.50	4/1/2031	200,000		220,557
Tyson Foods Inc., Sr. Unscd. Bonds	5.15	8/15/2044	250,000		220,029
				2,881,456
Foreign Governmental - 1.2%
Canada, Sr. Unscd. Bonds	1.63	1/22/2025	200,000		187,741
Chile, Sr. Unscd. Notes	3.13	3/27/2025	500,000		480,430
Finland, Sr. Unscd. Bonds	6.95	2/15/2026	25,000		26,570
Hungary, Sr. Unscd. Notes	7.63	3/29/2041	300,000		301,390
Indonesia, Sr. Unscd. Notes	3.50	1/11/2028	300,000		275,525
Indonesia, Sr. Unscd. Notes	3.85	10/15/2030	300,000	[a]	269,474
Indonesia, Sr. Unscd. Notes	4.35	1/11/2048	300,000		234,355
Israel, Sr. Unscd. Bonds	3.88	7/3/2050	250,000	[a]	190,157
Israel, Sr. Unscd. Notes	3.38	1/15/2050	300,000		208,170
Mexico, Sr. Unscd. Notes	2.66	5/24/2031	300,000		232,992
Mexico, Sr. Unscd. Notes	4.28	8/14/2041	300,000		217,827
Mexico, Sr. Unscd. Notes	4.60	1/23/2046	300,000		219,035
Mexico, Sr. Unscd. Notes	5.00	4/27/2051	250,000		191,069
Mexico, Sr. Unscd. Notes	5.55	1/21/2045	350,000	[a]	296,768
Panama, Sr. Unscd. Bonds	3.88	3/17/2028	250,000		227,159
Panama, Sr. Unscd. Bonds	4.50	4/16/2050	200,000		136,176
Panama, Sr. Unscd. Bonds	6.70	1/26/2036	200,000		195,173
Peru, Sr. Unscd. Bonds	6.55	3/14/2037	370,000		371,343
Peru, Sr. Unscd. Bonds	7.35	7/21/2025	500,000		521,539
Philippines, Sr. Unscd. Bonds	3.70	2/2/2042	400,000		299,688
Philippines, Sr. Unscd. Bonds	10.63	3/16/2025	400,000		447,387
Philippines, Sr. Unscd. Notes	5.17	10/13/2027	200,000		199,470
Philippines, Sr. Unscd. Notes	5.61	4/13/2033	200,000		200,532
Province of Alberta Canada, Sr. Unscd. Notes	3.30	3/15/2028	80,000		74,865

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.2% (continued)
Foreign Governmental - 1.2% (continued)
Province of British Columbia Canada, Sr. Unscd. Bonds, Ser. USD2	6.50	1/15/2026	525,000	548,333
Province of Quebec Canada, Sr. Unscd. Debs., Ser. PD	7.50	9/15/2029	300,000	350,255
Uruguay, Sr. Unscd. Bonds	4.98	4/20/2055	105,000	91,373
Uruguay, Sr. Unscd. Bonds	7.63	3/21/2036	300,000	355,681
				7,350,477
Health Care - 2.5%
Abbott Laboratories, Sr. Unscd. Notes	1.40	6/30/2030	200,000	154,600
Abbott Laboratories, Sr. Unscd. Notes	4.90	11/30/2046	200,000	187,030
AbbVie Inc., Sr. Unscd. Notes	3.60	5/14/2025	170,000	163,223
AbbVie Inc., Sr. Unscd. Notes	3.80	3/15/2025	300,000	289,548
AbbVie Inc., Sr. Unscd. Notes	4.25	11/14/2028	110,000	103,634
AbbVie Inc., Sr. Unscd. Notes	4.25	11/21/2049	490,000	380,778
AbbVie Inc., Sr. Unscd. Notes	4.75	3/15/2045	200,000	167,854
Aetna Inc., Sr. Unscd. Notes	4.75	3/15/2044	250,000	203,466
Aetna Inc., Sr. Unscd. Notes	6.63	6/15/2036	150,000	151,350
AmerisourceBergen Corp., Sr. Unscd. Notes	2.80	5/15/2030	100,000	81,936
Amgen Inc., Sr. Unscd. Notes	2.45	2/21/2030	70,000	57,751
Amgen Inc., Sr. Unscd. Notes	2.60	8/19/2026	500,000	457,071
Amgen Inc., Sr. Unscd. Notes	2.80	8/15/2041	200,000	134,106
Amgen Inc., Sr. Unscd. Notes	3.00	1/15/2052	200,000	123,507
Amgen Inc., Sr. Unscd. Notes	3.38	2/21/2050	60,000	40,064
Amgen Inc., Sr. Unscd. Notes	4.66	6/15/2051	100,000	82,756
AstraZeneca PLC, Sr. Unscd. Notes	1.38	8/6/2030	370,000	283,234
AstraZeneca PLC, Sr. Unscd. Notes	4.38	8/17/2048	45,000	38,129
AstraZeneca PLC, Sr. Unscd. Notes	4.38	11/16/2045	205,000	173,816
Banner Health, Unscd. Bonds	2.34	1/1/2030	300,000	245,736
Baxalta Inc., Gtd. Notes	5.25	6/23/2045	200,000	179,126
Becton Dickinson & Co., Sr. Unscd. Notes	3.73	12/15/2024	386,000	374,456
Biogen Inc., Sr. Unscd. Notes	4.05	9/15/2025	500,000	481,308
Boston Scientific Corp., Sr. Unscd. Notes	1.90	6/1/2025	300,000	277,013
Bristol-Myers Squibb Co., Sr. Unscd. Notes	0.75	11/13/2025	200,000	176,788
Bristol-Myers Squibb Co., Sr. Unscd. Notes	2.35	11/13/2040	200,000	130,299
Bristol-Myers Squibb Co., Sr. Unscd. Notes	2.95	3/15/2032	55,000	46,582

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.2% (continued)
Health Care - 2.5% (continued)
Bristol-Myers Squibb Co., Sr. Unscd. Notes	3.40	7/26/2029	78,000	70,918
Bristol-Myers Squibb Co., Sr. Unscd. Notes	3.55	3/15/2042	40,000	30,590
Bristol-Myers Squibb Co., Sr. Unscd. Notes	3.90	2/20/2028	90,000	85,387
Bristol-Myers Squibb Co., Sr. Unscd. Notes	4.35	11/15/2047	90,000	74,839
Bristol-Myers Squibb Co., Sr. Unscd. Notes	4.55	2/20/2048	70,000	59,926
Cardinal Health Inc., Sr. Unscd. Notes	4.60	3/15/2043	300,000	232,150
Centene Corp., Sr. Unscd. Notes	2.45	7/15/2028	230,000	189,522
Centene Corp., Sr. Unscd. Notes	2.63	8/1/2031	190,000	145,662
Cigna Corp., Gtd. Notes	3.88	10/15/2047	75,000	53,978
Cigna Corp., Gtd. Notes	4.13	11/15/2025	130,000	125,759
Cigna Corp., Gtd. Notes	4.38	10/15/2028	230,000	216,705
Cigna Corp., Sr. Unscd. Notes	2.38	3/15/2031	80,000	63,497
CVS Health Corp., Sr. Unscd. Notes	1.75	8/21/2030	85,000	64,774
CVS Health Corp., Sr. Unscd. Notes	3.25	8/15/2029	100,000	86,824
CVS Health Corp., Sr. Unscd. Notes	4.30	3/25/2028	300,000	281,765
CVS Health Corp., Sr. Unscd. Notes	4.78	3/25/2038	500,000	434,966
CVS Health Corp., Sr. Unscd. Notes	5.05	3/25/2048	200,000	170,259
Danaher Corp., Sr. Unscd. Notes	4.38	9/15/2045	250,000	206,567
Dignity Health, Scd. Bonds	5.27	11/1/2064	154,000	123,727
Elevance Health Inc., Sr. Unscd. Notes	2.25	5/15/2030	200,000	160,772
Elevance Health Inc., Sr. Unscd. Notes	3.60	3/15/2051	60,000	42,305
Eli Lilly & Co., Sr. Unscd. Notes	3.10	5/15/2027	250,000	233,391
Gilead Sciences Inc., Sr. Unscd. Notes	1.20	10/1/2027	80,000	65,870
Gilead Sciences Inc., Sr. Unscd. Notes	4.15	3/1/2047	220,000	172,108
GlaxoSmithKline Capital Inc., Gtd. Bonds	6.38	5/15/2038	300,000	322,003
HCA Inc., Gtd. Notes	4.13	6/15/2029	110,000	97,183
HCA Inc., Gtd. Notes	5.13	6/15/2039	50,000	41,503
HCA Inc., Gtd. Notes	5.25	6/15/2049	100,000	81,208
Johnson & Johnson, Sr. Unscd. Notes	2.10	9/1/2040	400,000	263,313
Johnson & Johnson, Sr. Unscd. Notes	2.45	3/1/2026	380,000	355,212
Johnson & Johnson, Sr. Unscd. Notes	3.50	1/15/2048	50,000	38,509
Kaiser Foundation Hospitals, Gtd. Notes	3.15	5/1/2027	500,000	459,483
Kaiser Foundation Hospitals, Unscd. Bonds, Ser. 2021	3.00	6/1/2051	70,000	43,350

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.2% (continued)
Health Care - 2.5% (continued)
Memorial Sloan-Kettering Cancer Center, Sr. Unscd. Notes, Ser. 2015	4.20	7/1/2055	200,000	154,170
Merck & Co. Inc., Sr. Unscd. Notes	1.45	6/24/2030	200,000	155,391
Merck & Co. Inc., Sr. Unscd. Notes	2.35	6/24/2040	50,000	33,201
Merck & Co. Inc., Sr. Unscd. Notes	2.45	6/24/2050	60,000	36,162
Merck & Co. Inc., Sr. Unscd. Notes	2.75	2/10/2025	250,000	238,971
Merck & Co. Inc., Sr. Unscd. Notes	2.90	12/10/2061	110,000	67,046
Merck & Co. Inc., Sr. Unscd. Notes	3.90	3/7/2039	55,000	45,853
Mount Sinai Hospitals Group Inc., Scd. Bonds, Ser. 2019	3.74	7/1/2049	300,000	206,721
Mylan Inc., Gtd. Notes	5.40	11/29/2043	300,000	214,341
Northwell Healthcare Inc., Scd. Notes	3.98	11/1/2046	250,000	178,330
Novartis Capital Corp., Gtd. Notes	2.20	8/14/2030	390,000	322,977
Novartis Capital Corp., Gtd. Notes	2.75	8/14/2050	60,000	39,433
Pfizer Inc., Sr. Unscd. Notes	0.80	5/28/2025	300,000	272,168
Pfizer Inc., Sr. Unscd. Notes	2.55	5/28/2040	300,000	208,000
Pfizer Inc., Sr. Unscd. Notes	3.45	3/15/2029	100,000	91,590
Providence St. Joseph Health Obligated Group, Unscd. Notes, Ser. I	3.74	10/1/2047	250,000	182,787
Quest Diagnostics Inc., Sr. Unscd. Notes	3.50	3/30/2025	250,000	239,864
Stryker Corp., Sr. Unscd. Notes	3.50	3/15/2026	250,000	236,777
Stryker Corp., Sr. Unscd. Notes	4.38	5/15/2044	100,000	79,970
Takeda Pharmaceutical Co., Sr. Unscd. Notes	5.00	11/26/2028	200,000	193,186
Thermo Fisher Scientific Inc., Sr. Unscd. Notes	2.80	10/15/2041	200,000	138,409
Trinity Health Corp., Scd. Bonds	4.13	12/1/2045	200,000	157,526
UnitedHealth Group Inc., Sr. Unscd. Notes	2.30	5/15/2031	75,000	60,179
UnitedHealth Group Inc., Sr. Unscd. Notes	3.05	5/15/2041	75,000	53,270
UnitedHealth Group Inc., Sr. Unscd. Notes	3.25	5/15/2051	100,000	68,031
UnitedHealth Group Inc., Sr. Unscd. Notes	3.75	10/15/2047	70,000	52,502
UnitedHealth Group Inc., Sr. Unscd. Notes	3.88	12/15/2028	100,000	93,070
UnitedHealth Group Inc., Sr. Unscd. Notes	4.20	5/15/2032	45,000	41,470
UnitedHealth Group Inc., Sr. Unscd. Notes	4.25	6/15/2048	80,000	65,299

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.2% (continued)
Health Care - 2.5% (continued)
UnitedHealth Group Inc., Sr. Unscd. Notes	4.45	12/15/2048	60,000		49,961
UnitedHealth Group Inc., Sr. Unscd. Notes	4.75	7/15/2045	280,000		245,345
UnitedHealth Group Inc., Sr. Unscd. Notes	4.95	5/15/2062	75,000		65,996
UnitedHealth Group Inc., Sr. Unscd. Notes	5.25	2/15/2028	150,000		150,534
UnitedHealth Group Inc., Sr. Unscd. Notes	5.30	2/15/2030	150,000		150,072
UnitedHealth Group Inc., Sr. Unscd. Notes	5.35	2/15/2033	100,000		100,399
UnitedHealth Group Inc., Sr. Unscd. Notes	5.88	2/15/2053	100,000		102,199
UnitedHealth Group Inc., Sr. Unscd. Notes	6.05	2/15/2063	100,000		102,959
UnitedHealth Group Inc., Sr. Unscd. Notes	6.88	2/15/2038	210,000		229,673
Viatris Inc., Gtd. Notes	2.70	6/22/2030	150,000		112,343
Zoetis Inc., Sr. Unscd. Notes	3.00	5/15/2050	300,000		189,655
				15,705,016
Industrial - .7%
3M Co., Sr. Unscd. Notes	2.25	9/19/2026	500,000	[a]	451,324
3M Co., Sr. Unscd. Notes	2.38	8/26/2029	390,000		321,416
3M Co., Sr. Unscd. Notes	3.38	3/1/2029	300,000	[a]	269,423
Caterpillar Financial Services Corp., Sr. Unscd. Notes	0.80	11/13/2025	200,000		177,235
Caterpillar Inc., Sr. Unscd. Bonds	6.05	8/15/2036	237,000		248,767
Caterpillar Inc., Sr. Unscd. Notes	3.25	4/9/2050	150,000		105,564
Eaton Corp., Gtd. Notes	4.15	11/2/2042	200,000		161,631
GE Capital International Funding Co., Gtd. Notes	4.42	11/15/2035	800,000		706,892
Illinois Tool Works Inc., Sr. Unscd. Notes	3.90	9/1/2042	170,000		136,054
John Deere Capital Corp., Sr. Unscd. Notes	0.70	1/15/2026	200,000		174,817
John Deere Capital Corp., Sr. Unscd. Notes	1.45	1/15/2031	300,000		226,973
John Deere Capital Corp., Sr. Unscd. Notes	4.15	9/15/2027	200,000		192,374
Otis Worldwide Corp., Sr. Unscd. Notes	2.06	4/5/2025	300,000		277,710
Parker-Hannifin Corp., Sr. Unscd. Notes	3.25	6/14/2029	300,000		260,442
Parker-Hannifin Corp., Sr. Unscd. Notes	4.00	6/14/2049	40,000		29,601

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.2% (continued)
Industrial - .7% (continued)
Stanley Black & Decker Inc., Sr. Unscd. Notes	2.30	3/15/2030	300,000	240,839
Textron Inc., Sr. Unscd. Notes	4.00	3/15/2026	500,000	477,469
Xylem Inc., Sr. Unscd. Notes	4.38	11/1/2046	250,000	196,907
				4,655,438
Information Technology - .7%
Adobe Inc., Sr. Unscd. Notes	3.25	2/1/2025	250,000	241,882
Autodesk Inc., Sr. Unscd. Notes	4.38	6/15/2025	250,000	245,154
Broadridge Financial Solutions Inc., Sr. Unscd. Notes	2.90	12/1/2029	150,000	123,352
Electronic Arts Inc., Sr. Unscd. Notes	1.85	2/15/2031	200,000	154,429
Fiserv Inc., Sr. Unscd. Notes	3.50	7/1/2029	190,000	165,000
Fiserv Inc., Sr. Unscd. Notes	4.40	7/1/2049	100,000	75,412
Microsoft Corp., Sr. Unscd. Notes	2.53	6/1/2050	361,000	227,052
Microsoft Corp., Sr. Unscd. Notes	3.04	3/17/2062	360,000	235,271
Oracle Corp., Sr. Unscd. Notes	2.88	3/25/2031	205,000	161,756
Oracle Corp., Sr. Unscd. Notes	2.95	4/1/2030	350,000	285,388
Oracle Corp., Sr. Unscd. Notes	3.25	11/15/2027	250,000	222,064
Oracle Corp., Sr. Unscd. Notes	3.85	7/15/2036	500,000	374,933
Oracle Corp., Sr. Unscd. Notes	3.90	5/15/2035	300,000	232,592
Oracle Corp., Sr. Unscd. Notes	4.00	11/15/2047	160,000	106,308
Oracle Corp., Sr. Unscd. Notes	4.10	3/25/2061	210,000	130,830
Roper Technologies Inc., Sr. Unscd. Notes	1.00	9/15/2025	300,000	265,591
Roper Technologies Inc., Sr. Unscd. Notes	1.40	9/15/2027	300,000	246,719
Roper Technologies Inc., Sr. Unscd. Notes	3.80	12/15/2026	500,000	468,264
Take-Two Interactive Software Inc., Sr. Unscd. Notes	3.55	4/14/2025	100,000	95,410
				4,057,407
Insurance - .7%
American International Group Inc., Sr. Unscd. Notes	3.88	1/15/2035	250,000	205,881
American International Group Inc., Sr. Unscd. Notes	4.75	4/1/2048	200,000	165,564
Aon Corp., Gtd. Notes	2.80	5/15/2030	100,000	82,042
Aon Corp., Gtd. Notes	3.75	5/2/2029	250,000	222,818
Aon Corp., Gtd. Notes	5.00	9/12/2032	200,000	188,779
Aon Global Ltd., Gtd. Notes	4.60	6/14/2044	200,000	161,032
Arthur J. Gallagher & Co., Sr. Unscd. Notes	3.50	5/20/2051	40,000	25,844
Athene Holding Ltd., Sr. Unscd. Notes	3.95	5/25/2051	150,000	96,000

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.2% (continued)
Insurance - .7% (continued)
Berkshire Hathaway Finance Corp., Gtd. Notes	2.85	10/15/2050	250,000		154,274
Berkshire Hathaway Finance Corp., Gtd. Notes	4.20	8/15/2048	135,000		108,943
Berkshire Hathaway Inc., Sr. Unscd. Notes	3.13	3/15/2026	200,000		189,678
Corebridge Financial Inc., Sr. Unscd. Notes	3.65	4/5/2027	100,000	[b]	90,637
Corebridge Financial Inc., Sr. Unscd. Notes	3.90	4/5/2032	100,000	[b]	83,714
Corebridge Financial Inc., Sr. Unscd. Notes	4.40	4/5/2052	100,000	[b]	73,240
First American Financial Corp., Sr. Unscd. Notes	4.60	11/15/2024	500,000		485,776
Marsh & McLennan Inc., Sr. Unscd. Notes	4.38	3/15/2029	70,000		66,167
Marsh & McLennan Inc., Sr. Unscd. Notes	4.90	3/15/2049	65,000		55,600
Metlife Inc., Sr. Unscd. Notes	4.05	3/1/2045	200,000		153,856
Metlife Inc., Sr. Unscd. Notes	6.38	6/15/2034	150,000		156,243
Principal Financial Group Inc., Gtd. Notes	2.13	6/15/2030	300,000		232,207
Prudential Financial Inc., Jr. Sub. Notes	5.20	3/15/2044	300,000		278,919
Prudential Financial Inc., Sr. Unscd. Notes	3.70	3/13/2051	75,000		53,286
Prudential Financial Inc., Sr. Unscd. Notes	4.60	5/15/2044	200,000		165,489
Reinsurance Group of America Inc., Sr. Unscd. Notes	3.15	6/15/2030	300,000		246,147
The Allstate Corp., Sr. Unscd. Notes	0.75	12/15/2025	200,000		173,658
The Chubb Corp., Gtd. Notes	6.00	5/11/2037	200,000		204,988
The Progressive Corp., Sr. Unscd. Notes	4.13	4/15/2047	70,000		54,656
The Progressive Corp., Sr. Unscd. Notes	6.63	3/1/2029	100,000		106,022
The Travelers Companies, Sr. Unscd. Notes	4.05	3/7/2048	150,000		114,851
				4,396,311
Internet Software & Services - .4%
Alphabet Inc., Sr. Unscd. Notes	0.45	8/15/2025	250,000		223,452
Alphabet Inc., Sr. Unscd. Notes	1.10	8/15/2030	215,000		165,294
Alphabet Inc., Sr. Unscd. Notes	1.90	8/15/2040	65,000		41,181
Alphabet Inc., Sr. Unscd. Notes	2.00	8/15/2026	300,000		273,146
Amazon.com Inc., Sr. Unscd. Notes	0.80	6/3/2025	200,000		180,782
Amazon.com Inc., Sr. Unscd. Notes	1.50	6/3/2030	200,000		156,292

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.2% (continued)
Internet Software & Services - .4% (continued)
Amazon.com Inc., Sr. Unscd. Notes	1.65	5/12/2028	300,000		253,650
Amazon.com Inc., Sr. Unscd. Notes	2.50	6/3/2050	200,000		119,086
Amazon.com Inc., Sr. Unscd. Notes	2.73	4/13/2024	100,000		97,400
Amazon.com Inc., Sr. Unscd. Notes	2.88	5/12/2041	250,000		177,790
Amazon.com Inc., Sr. Unscd. Notes	3.25	5/12/2061	220,000		142,201
Amazon.com Inc., Sr. Unscd. Notes	3.30	4/13/2027	100,000		93,933
Amazon.com Inc., Sr. Unscd. Notes	3.60	4/13/2032	100,000	[a]	89,640
Amazon.com Inc., Sr. Unscd. Notes	4.10	4/13/2062	100,000		76,981
eBay Inc., Sr. Unscd. Notes	1.40	5/10/2026	300,000		261,274
eBay Inc., Sr. Unscd. Notes	3.65	5/10/2051	13,000		8,583
Meta Platforms Inc., Sr. Unscd. Notes	3.85	8/15/2032	200,000	[b]	170,392
Meta Platforms Inc., Sr. Unscd. Notes	4.65	8/15/2062	110,000	[b]	81,324
				2,612,401
Materials - .0%
Berry Global Inc., Sr. Scd. Notes	1.57	1/15/2026	150,000		130,116
Media - .7%
Charter Communications Operating LLC, Sr. Scd. Notes	4.91	7/23/2025	510,000		495,437
Charter Communications Operating LLC, Sr. Scd. Notes	5.25	4/1/2053	200,000		150,776
Charter Communications Operating LLC, Sr. Scd. Notes	5.50	4/1/2063	200,000		151,525
Charter Communications Operating LLC, Sr. Scd. Notes	6.48	10/23/2045	250,000		221,873
Comcast Corp., Gtd. Bonds	4.00	8/15/2047	60,000		45,001
Comcast Corp., Gtd. Notes	1.50	2/15/2031	350,000		261,932
Comcast Corp., Gtd. Notes	2.45	8/15/2052	750,000		410,751
Comcast Corp., Gtd. Notes	3.38	8/15/2025	730,000		698,312
Comcast Corp., Gtd. Notes	3.90	3/1/2038	75,000		60,783
Comcast Corp., Gtd. Notes	4.00	3/1/2048	60,000		45,245
Comcast Corp., Gtd. Notes	4.60	10/15/2038	200,000		173,817
Comcast Corp., Gtd. Notes	6.45	3/15/2037	300,000		311,846
Discovery Communications LLC, Gtd. Notes	3.95	3/20/2028	350,000		304,098
Fox Corp., Sr. Unscd. Notes	4.03	1/25/2024	83,000		81,612
Paramount Global, Sr. Unscd. Debs.	7.88	7/30/2030	150,000		156,087
Paramount Global, Sr. Unscd. Notes	4.90	8/15/2044	240,000		168,534
The Walt Disney Company, Gtd. Notes	2.00	9/1/2029	225,000		184,085
The Walt Disney Company, Gtd. Notes	3.80	5/13/2060	350,000		250,087
Time Warner Cable LLC, Sr. Scd. Debs.	6.55	5/1/2037	350,000		312,746
				4,484,547

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.2% (continued)
Metals & Mining - .3%
Barrick PD Australia Finance Ltd., Gtd. Notes	5.95	10/15/2039	200,000		192,128
Freeport-McMoRan Inc., Gtd. Notes	5.45	3/15/2043	65,000		53,494
Newmont Corp., Gtd. Notes	6.25	10/1/2039	126,000		123,941
Nucor Corp., Sr. Unscd. Notes	2.98	12/15/2055	200,000		113,327
Rio Tinto Alcan Inc., Sr. Unscd. Debs.	7.25	3/15/2031	350,000		388,559
Southern Copper Corp., Sr. Unscd. Notes	5.25	11/8/2042	300,000		260,497
Steel Dynamics Inc., Sr. Unscd. Notes	3.25	10/15/2050	60,000		35,652
Teck Resources Ltd., Sr. Unscd. Notes	3.90	7/15/2030	300,000	[a]	255,550
Vale Overseas Ltd., Gtd. Notes	3.75	7/8/2030	200,000		164,814
Vale Overseas Ltd., Gtd. Notes	6.88	11/21/2036	250,000		243,375
				1,831,337
Municipal Securities - .7%
American Municipal Power Inc., Revenue Bonds (Combined Hydroelectric Projects) (Build America Bond) Ser. B	8.08	2/15/2050	100,000		123,848
Bay Area Toll Authority, Revenue Bonds (Build America Bond) Ser. F2	6.26	4/1/2049	300,000		326,236
California, GO	3.50	4/1/2028	100,000		92,409
California, GO (Build America Bond)	7.50	4/1/2034	200,000		233,169
California, GO (Build America Bonds)	7.55	4/1/2039	300,000		359,884
Connecticut, GO, Ser. A	5.85	3/15/2032	200,000		207,349
District of Columbia, Revenue Bonds (Build America Bond) Ser. E	5.59	12/1/2034	200,000		203,283
Georgia Municipal Electric Authority, Revenue Bonds, Refunding (Build America Bond)	6.64	4/1/2057	337,000		340,130
Illinois, GO	5.10	6/1/2033	230,000		215,178
Los Angeles Unified School District, GO (Build America Bond)	5.75	7/1/2034	350,000		355,728
Massachusetts School Building Authority, Revenue Bonds (Build America Bond)	5.72	8/15/2039	100,000		102,960
Metropolitan Transportation Authority, Revenue Bonds (Build America Bond)	7.34	11/15/2039	300,000		352,215
New Jersey Turnpike Authority, Revenue Bonds (Build America Bond) Ser. F	7.41	1/1/2040	200,000		235,410

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.2% (continued)
Municipal Securities - .7% (continued)
New York City Municipal Water Finance Authority, Revenue Bonds (Build America Bond)	5.95	6/15/2042	345,000	360,052
Oklahoma Development Finance Authority, Revenue Bonds	4.71	5/1/2052	200,000	175,119
Pennsylvania Turnpike Commission, Revenue Bonds (Build America Bond) Ser. B	5.51	12/1/2045	200,000	196,193
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 192	4.81	10/15/2065	300,000	261,513
The Ohio State University, Revenue Bonds, Ser. A	3.80	12/1/2046	250,000	193,621
				4,334,297
Real Estate - .9%
Alexandria Real Estate Equities Inc., Gtd. Notes	2.00	5/18/2032	250,000	180,341
Alexandria Real Estate Equities Inc., Gtd. Notes	3.00	5/18/2051	200,000	114,645
American Tower Corp., Sr. Unscd. Notes	1.50	1/31/2028	200,000	158,637
American Tower Corp., Sr. Unscd. Notes	1.60	4/15/2026	300,000	259,259
American Tower Corp., Sr. Unscd. Notes	2.70	4/15/2031	300,000	234,227
American Tower Corp., Sr. Unscd. Notes	3.80	8/15/2029	90,000	78,578
Boston Properties LP, Sr. Unscd. Notes	4.50	12/1/2028	100,000	90,056
Corporate Office Properties LP, Gtd. Notes	2.00	1/15/2029	200,000	149,427
Crown Castle Inc., Sr. Unscd. Notes	2.25	1/15/2031	200,000	152,634
Crown Castle Inc., Sr. Unscd. Notes	3.70	6/15/2026	430,000	399,495
Equinix Inc., Sr. Unscd. Notes	1.45	5/15/2026	200,000	172,050
Equinix Inc., Sr. Unscd. Notes	3.40	2/15/2052	200,000	126,330
Essex Portfolio LP, Gtd. Notes	2.65	3/15/2032	150,000	114,065
Essex Portfolio LP, Gtd. Notes	4.00	3/1/2029	200,000	177,965
Kimco Realty Corp., Sr. Unscd. Notes	2.70	10/1/2030	200,000	157,644
Mid-America Apartments LP, Sr. Unscd. Notes	1.10	9/15/2026	400,000	338,498
National Retail Properties Inc., Sr. Unscd. Notes	3.90	6/15/2024	500,000	487,328
Office Properties Income Trust, Sr. Unscd. Notes	2.65	6/15/2026	200,000	145,958
Prologis LP, Sr. Unscd. Notes	2.25	4/15/2030	370,000	298,239
Prologis LP, Sr. Unscd. Notes	3.00	4/15/2050	35,000	22,062

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.2% (continued)
Real Estate - .9% (continued)
Realty Income Corp., Sr. Unscd. Notes	3.88	7/15/2024	250,000		244,275
Realty Income Corp., Sr. Unscd. Notes	3.95	8/15/2027	250,000		232,173
Rexford Industrial Realty LP, Gtd. Notes	2.15	9/1/2031	200,000		146,995
Simon Property Group LP, Sr. Unscd. Notes	2.65	7/15/2030	200,000	[a]	158,345
Simon Property Group LP, Sr. Unscd. Notes	3.25	9/13/2049	65,000		39,361
Simon Property Group LP, Sr. Unscd. Notes	3.80	7/15/2050	200,000		135,081
Tanger Properties LP, Sr. Unscd. Notes	2.75	9/1/2031	400,000		273,848
UDR Inc., Gtd. Notes	2.10	8/1/2032	200,000		141,305
Ventas Realty LP, Gtd. Notes	4.00	3/1/2028	150,000		135,688
Ventas Realty LP, Gtd. Notes	4.88	4/15/2049	200,000		159,958
Welltower Inc., Sr. Unscd. Notes	4.13	3/15/2029	200,000		177,950
				5,702,417
Retailing - .8%
Advance Auto Parts Inc., Gtd. Notes	1.75	10/1/2027	300,000		245,209
Autozone Inc., Sr. Unscd. Notes	3.13	4/21/2026	500,000		465,777
Costco Wholesale Corp., Sr. Unscd. Notes	1.60	4/20/2030	200,000		159,805
Costco Wholesale Corp., Sr. Unscd. Notes	3.00	5/18/2027	100,000		93,224
Dollar Tree Inc., Sr. Unscd. Notes	4.20	5/15/2028	95,000		88,455
Lowe's Cos., Sr. Unscd. Notes	1.70	9/15/2028	200,000		163,709
Lowe's Cos., Sr. Unscd. Notes	2.80	9/15/2041	200,000		127,593
Lowe's Cos., Sr. Unscd. Notes	3.00	10/15/2050	200,000		120,045
Lowe's Cos., Sr. Unscd. Notes	3.13	9/15/2024	250,000		241,814
Lowe's Cos., Sr. Unscd. Notes	3.65	4/5/2029	80,000		71,985
Lowe's Cos., Sr. Unscd. Notes	5.00	4/15/2033	100,000		94,435
Lowe's Cos., Sr. Unscd. Notes	5.80	9/15/2062	150,000		134,421
McDonald's Corp., Sr. Unscd. Notes	3.63	9/1/2049	50,000		35,354
McDonald's Corp., Sr. Unscd. Notes	4.88	12/9/2045	465,000		403,209
O'Reilly Automotive Inc., Sr. Unscd. Notes	1.75	3/15/2031	300,000		223,371
Starbucks Corp., Sr. Unscd. Notes	2.55	11/15/2030	400,000		326,971
Starbucks Corp., Sr. Unscd. Notes	4.45	8/15/2049	250,000		200,041
Target Corp., Sr. Unscd. Notes	2.50	4/15/2026	400,000		370,008
The Home Depot Inc., Sr. Unscd. Notes	1.50	9/15/2028	300,000		247,755
The Home Depot Inc., Sr. Unscd. Notes	3.35	4/15/2050	250,000		174,010

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.2% (continued)
Retailing - .8% (continued)
The Home Depot Inc., Sr. Unscd. Notes	3.35	9/15/2025	300,000		287,822
The Home Depot Inc., Sr. Unscd. Notes	5.88	12/16/2036	300,000		308,954
Walmart Inc., Sr. Unscd. Notes	3.95	6/28/2038	90,000		78,839
Walmart Inc., Sr. Unscd. Notes	4.05	6/29/2048	180,000		150,741
Walmart Inc., Sr. Unscd. Notes	4.15	9/9/2032	100,000		94,722
Walmart Inc., Sr. Unscd. Notes	4.50	9/9/2052	150,000		133,479
				5,041,748
Semiconductors & Semiconductor Equipment - .5%
Analog Devices Inc., Sr. Unscd. Notes	4.25	10/1/2032	200,000		182,831
Applied Materials Inc., Sr. Unscd. Notes	3.90	10/1/2025	500,000		487,473
Broadcom Cayman Finance Ltd., Gtd. Notes	3.50	1/15/2028	110,000		96,800
Broadcom Inc., Gtd. Notes	2.45	2/15/2031	230,000	[b]	172,851
Broadcom Inc., Gtd. Notes	2.60	2/15/2033	200,000	[b]	142,423
Broadcom Inc., Gtd. Notes	3.50	2/15/2041	200,000	[b]	132,137
Broadcom Inc., Gtd. Notes	4.11	9/15/2028	260,000		233,532
Broadcom Inc., Gtd. Notes	4.75	4/15/2029	210,000		195,332
Intel Corp., Sr. Unscd. Notes	3.15	5/11/2027	110,000	[a]	101,675
Intel Corp., Sr. Unscd. Notes	3.25	11/15/2049	150,000		94,247
Intel Corp., Sr. Unscd. Notes	3.73	12/8/2047	120,000		83,460
Intel Corp., Sr. Unscd. Notes	3.90	3/25/2030	300,000		272,179
Intel Corp., Sr. Unscd. Notes	4.10	5/11/2047	80,000		59,552
Intel Corp., Sr. Unscd. Notes	4.75	3/25/2050	300,000		243,784
Intel Corp., Sr. Unscd. Notes	5.05	8/5/2062	65,000		53,001
NVIDIA Corp., Sr. Unscd. Notes	1.55	6/15/2028	300,000		247,989
Qualcomm Inc., Sr. Unscd. Notes	4.30	5/20/2047	120,000		98,212
Qualcomm Inc., Sr. Unscd. Notes	4.50	5/20/2052	25,000		20,784
Qualcomm Inc., Sr. Unscd. Notes	4.65	5/20/2035	140,000		129,223
Texas Instruments Inc., Sr. Unscd. Notes	1.13	9/15/2026	200,000		174,295
Texas Instruments Inc., Sr. Unscd. Notes	4.15	5/15/2048	80,000		65,867
				3,287,647
Supranational Bank - 1.7%
Asian Development Bank, Sr. Unscd. Bonds	0.63	4/29/2025	220,000		199,857
Asian Development Bank, Sr. Unscd. Notes	1.00	4/14/2026	200,000		177,721
Asian Development Bank, Sr. Unscd. Notes	1.50	3/4/2031	200,000		161,399

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.2% (continued)
Supranational Bank - 1.7% (continued)
Asian Development Bank, Sr. Unscd. Notes	1.88	1/24/2030	100,000		84,854
Asian Development Bank, Sr. Unscd. Notes	2.00	1/22/2025	500,000		473,130
Asian Development Bank, Sr. Unscd. Notes	2.75	1/19/2028	90,000		83,144
Asian Development Bank, Sr. Unscd. Notes	3.88	9/28/2032	100,000		96,640
European Investment Bank, Sr. Unscd. Bonds	0.38	12/15/2025	200,000		176,158
European Investment Bank, Sr. Unscd. Bonds	1.63	10/9/2029	300,000	[a]	253,324
European Investment Bank, Sr. Unscd. Bonds	1.63	3/14/2025	200,000		187,135
European Investment Bank, Sr. Unscd. Bonds	2.25	6/24/2024	160,000	[a]	154,191
European Investment Bank, Sr. Unscd. Notes	0.38	3/26/2026	250,000		218,159
European Investment Bank, Sr. Unscd. Notes	1.88	2/10/2025	500,000		471,616
European Investment Bank, Sr. Unscd. Notes	2.38	5/24/2027	500,000	[a]	459,753
Export Development Canada, Gov't Gtd. Bonds	2.63	2/21/2024	300,000		292,489
Export-Import Bank of Korea, Sr. Unscd. Bonds	4.00	1/14/2024	500,000		494,365
FMS Wertmanagement, Gov't Gtd. Notes	2.75	1/30/2024	200,000		195,456
Inter-American Development Bank, Sr. Unscd. Bonds	2.13	1/15/2025	1,000,000		949,311
Inter-American Development Bank, Sr. Unscd. Notes	0.25	11/15/2023	400,000		383,350
Inter-American Development Bank, Sr. Unscd. Notes	1.13	1/13/2031	200,000		156,649
Inter-American Development Bank, Sr. Unscd. Notes	1.75	3/14/2025	150,000		140,650
Inter-American Development Bank, Sr. Unscd. Notes	2.00	7/23/2026	80,000		73,193
Inter-American Development Bank, Sr. Unscd. Notes	3.13	9/18/2028	300,000		279,913
Inter-American Development Bank, Sr. Unscd. Notes	3.50	9/14/2029	100,000		94,966
International Bank for Reconstruction & Development, Sr. Unscd. Bonds	0.63	4/22/2025	390,000		354,475

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.2% (continued)
Supranational Bank - 1.7% (continued)
International Bank for Reconstruction & Development, Sr. Unscd. Bonds	1.25	2/10/2031	175,000	138,676
International Bank for Reconstruction & Development, Sr. Unscd. Bonds	2.50	7/29/2025	1,000,000	947,648
International Bank for Reconstruction & Development, Sr. Unscd. Notes	0.38	7/28/2025	300,000	267,994
International Bank for Reconstruction & Development, Sr. Unscd. Notes	0.88	5/14/2030	200,000	156,104
International Bank for Reconstruction & Development, Sr. Unscd. Notes	1.38	4/20/2028	300,000	256,378
International Bank for Reconstruction & Development, Sr. Unscd. Notes	1.63	1/15/2025	300,000	281,658
International Bank for Reconstruction & Development, Sr. Unscd. Notes	3.63	9/21/2029	100,000	96,053
International Finance Corp., Sr. Unscd. Notes	0.38	7/16/2025	200,000	179,066
International Finance Corp., Sr. Unscd. Notes	3.63	9/15/2025	100,000	97,500
Japan Bank for International Cooperation, Gov't Gtd. Bonds	1.88	7/21/2026	500,000	449,985
Japan Bank for International Cooperation, Gov't Gtd. Notes	2.00	10/17/2029	300,000	250,924
Japan Bank for International Cooperation, Gov't Gtd. Notes	2.75	1/21/2026	250,000	234,396
Nordic Investment Bank, Sr. Unscd. Notes	3.38	9/8/2027	200,000	191,962
The Asian Infrastructure Investment Bank, Sr. Unscd. Bonds	0.50	1/27/2026	250,000	218,162
The Asian Infrastructure Investment Bank, Sr. Unscd. Bonds	3.75	9/14/2027	100,000	96,488
The Asian Infrastructure Investment Bank, Sr. Unscd. Notes	0.50	5/28/2025	200,000	179,693
The Korea Development Bank, Sr. Unscd. Bonds	0.80	7/19/2026	300,000	258,626
				10,913,211
Technology Hardware & Equipment - .8%
Amdocs Ltd., Sr. Unscd. Notes	2.54	6/15/2030	200,000	157,005
Apple Inc., Sr. Unscd. Notes	0.70	2/8/2026	230,000	201,559
Apple Inc., Sr. Unscd. Notes	1.13	5/11/2025	125,000	114,370
Apple Inc., Sr. Unscd. Notes	1.65	5/11/2030	100,000	80,085

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.2% (continued)
Technology Hardware & Equipment - .8% (continued)
Apple Inc., Sr. Unscd. Notes	1.65	2/8/2031	175,000		137,197
Apple Inc., Sr. Unscd. Notes	1.80	9/11/2024	135,000		128,225
Apple Inc., Sr. Unscd. Notes	2.20	9/11/2029	120,000		101,445
Apple Inc., Sr. Unscd. Notes	2.38	2/8/2041	80,000		53,649
Apple Inc., Sr. Unscd. Notes	2.65	5/11/2050	120,000		75,283
Apple Inc., Sr. Unscd. Notes	2.80	2/8/2061	215,000		127,853
Apple Inc., Sr. Unscd. Notes	2.95	9/11/2049	75,000		50,631
Apple Inc., Sr. Unscd. Notes	3.20	5/11/2027	200,000		187,448
Apple Inc., Sr. Unscd. Notes	3.35	8/8/2032	45,000		39,716
Apple Inc., Sr. Unscd. Notes	3.35	2/9/2027	500,000		474,650
Apple Inc., Sr. Unscd. Notes	3.45	5/6/2024	500,000		491,019
Apple Inc., Sr. Unscd. Notes	3.75	11/13/2047	90,000		70,919
Apple Inc., Sr. Unscd. Notes	4.10	8/8/2062	75,000		58,405
Apple Inc., Sr. Unscd. Notes	4.25	2/9/2047	300,000		258,400
Dell International LLC, Gtd. Notes	3.45	12/15/2051	45,000	[b]	25,538
Dell International LLC, Sr. Unscd. Notes	6.02	6/15/2026	200,000		199,795
Dell International LLC, Sr. Unscd. Notes	8.35	7/15/2046	65,000		69,143
DXC Technology Co., Sr. Unscd. Notes	2.38	9/15/2028	300,000		247,115
Hewlett Packard Enterprise Co., Sr. Unscd. Notes	1.75	4/1/2026	200,000		177,160
Hewlett Packard Enterprise Co., Sr. Unscd. Notes	4.90	10/15/2025	250,000		245,883
HP Inc., Sr. Unscd. Notes	3.40	6/17/2030	200,000		162,840
International Business Machines Corp., Sr. Unscd. Notes	1.70	5/15/2027	100,000		85,955
International Business Machines Corp., Sr. Unscd. Notes	3.30	5/15/2026	250,000		234,150
International Business Machines Corp., Sr. Unscd. Notes	3.50	5/15/2029	220,000		197,116
International Business Machines Corp., Sr. Unscd. Notes	4.15	5/15/2039	105,000		85,626
International Business Machines Corp., Sr. Unscd. Notes	4.25	5/15/2049	160,000		124,462
Leidos Inc., Gtd. Notes	2.30	2/15/2031	200,000		147,697
NetApp Inc., Sr. Unscd. Notes	2.70	6/22/2030	200,000		160,725
				4,971,064
Telecommunication Services - 1.1%
America Movil Sab De Cv, Gtd. Notes	6.38	3/1/2035	100,000		100,454
America Movil Sab De Cv, Sr. Unscd. Notes	4.38	4/22/2049	200,000	[a]	156,515
AT&T Inc., Sr. Unscd. Notes	3.50	9/15/2053	615,000		395,397
AT&T Inc., Sr. Unscd. Notes	3.80	12/1/2057	300,000		198,333

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.2% (continued)
Telecommunication Services - 1.1% (continued)
AT&T Inc., Sr. Unscd. Notes	4.35	3/1/2029	360,000		334,912
AT&T Inc., Sr. Unscd. Notes	4.50	3/9/2048	341,000		264,142
AT&T Inc., Sr. Unscd. Notes	4.50	5/15/2035	500,000		431,586
AT&T Inc., Sr. Unscd. Notes	4.85	3/1/2039	110,000		94,575
British Telecommunications PLC, Sr. Unscd. Notes	9.63	12/15/2030	175,000		199,875
Cisco Systems Inc., Sr. Unscd. Notes	2.95	2/28/2026	250,000		236,361
Cisco Systems Inc., Sr. Unscd. Notes	5.50	1/15/2040	250,000		244,756
Corning Inc., Sr. Unscd. Notes	3.90	11/15/2049	300,000		205,458
Deutsche Telekom International Finance BV, Gtd. Bonds	8.75	6/15/2030	300,000		343,670
Orange SA, Sr. Unscd. Notes	9.00	3/1/2031	150,000		179,364
Rogers Communications Inc., Gtd. Bonds	7.50	8/15/2038	125,000		136,091
Telefonica Emisiones SA, Gtd. Notes	5.21	3/8/2047	150,000		113,056
Telefonica Emisiones SA, Gtd. Notes	7.05	6/20/2036	100,000		97,241
T-Mobile USA Inc., Gtd. Notes	5.65	1/15/2053	200,000		184,948
T-Mobile USA Inc., Gtd. Notes	5.80	9/15/2062	100,000		92,056
T-Mobile USA Inc., Sr. Unscd. Notes	2.05	2/15/2028	300,000		249,216
T-Mobile USA Inc., Sr. Unscd. Notes	3.50	4/15/2025	310,000		295,912
T-Mobile USA Inc., Sr. Unscd. Notes	3.60	11/15/2060	200,000		129,018
T-Mobile USA Inc., Sr. Unscd. Notes	4.50	4/15/2050	250,000		198,528
Verizon Communications Inc., Sr. Unscd. Notes	0.85	11/20/2025	200,000		175,812
Verizon Communications Inc., Sr. Unscd. Notes	1.75	1/20/2031	200,000		148,515
Verizon Communications Inc., Sr. Unscd. Notes	2.36	3/15/2032	125,000		94,771
Verizon Communications Inc., Sr. Unscd. Notes	2.88	11/20/2050	200,000		118,321
Verizon Communications Inc., Sr. Unscd. Notes	3.00	11/20/2060	500,000		279,858
Verizon Communications Inc., Sr. Unscd. Notes	3.70	3/22/2061	365,000		239,338
Verizon Communications Inc., Sr. Unscd. Notes	4.02	12/3/2029	627,000		565,667
Verizon Communications Inc., Sr. Unscd. Notes	4.33	9/21/2028	250,000		234,612
Vodafone Group PLC, Sr. Unscd. Notes	5.00	5/30/2038	60,000		51,057
Vodafone Group PLC, Sr. Unscd. Notes	5.13	6/19/2059	110,000	[a]	85,342
Vodafone Group PLC, Sr. Unscd. Notes	5.25	5/30/2048	180,000		147,566

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.2% (continued)
Telecommunication Services - 1.1% (continued)
Vodafone Group PLC, Sr. Unscd. Notes	7.88	2/15/2030	125,000		135,833
				7,158,156
Transportation - .3%
Burlington Northern Santa Fe LLC, Sr. Unscd. Debs.	4.55	9/1/2044	300,000		254,607
Burlington Northern Santa Fe LLC, Sr. Unscd. Debs.	6.15	5/1/2037	300,000		313,888
Burlington Northern Santa Fe LLC, Sr. Unscd. Debs.	7.00	12/15/2025	100,000		105,753
Canadian Pacific Railway Co., Gtd. Notes	6.13	9/15/2115	100,000		90,813
CSX Corp., Sr. Unscd. Notes	3.80	3/1/2028	200,000		186,879
CSX Corp., Sr. Unscd. Notes	4.30	3/1/2048	50,000		40,023
CSX Corp., Sr. Unscd. Notes	4.75	11/15/2048	100,000		85,110
FedEx Corp., Gtd. Notes	4.75	11/15/2045	200,000		158,496
Kansas Southern, Gtd. Notes	4.95	8/15/2045	150,000		127,502
Norfolk Southern Corp., Sr. Unscd. Notes	2.90	8/25/2051	300,000		181,284
Union Pacific Corp., Sr. Unscd. Notes	3.80	4/6/2071	55,000		37,279
Union Pacific Corp., Sr. Unscd. Notes	3.84	3/20/2060	243,000		174,035
Union Pacific Corp., Sr. Unscd. Notes	3.85	2/14/2072	50,000	[a]	34,111
Union Pacific Corp., Sr. Unscd. Notes	3.95	9/10/2028	105,000		98,877
United Parcel Service Inc., Sr. Unscd. Notes	3.75	11/15/2047	80,000		61,915
United Parcel Service Inc., Sr. Unscd. Notes	5.30	4/1/2050	200,000		196,127
				2,146,699
U.S. Government Agencies Collateralized Municipal-Backed Securities - .9%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K043, Cl. A2	3.06	12/25/2024	348,000	[c]	334,837
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K047, Cl. A2	3.33	5/25/2025	45,000	[c]	43,362
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K056, Cl. A2	2.53	5/25/2026	500,000	[c]	463,112
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K103, Cl. A2	2.65	11/25/2029	400,000	[c]	347,732

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.2% (continued)
U.S. Government Agencies Collateralized Municipal-Backed Securities - .9% (continued)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K104, Cl. A2	2.25	1/25/2030	400,000	[c]	337,536
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K106, Cl. A1	1.78	10/25/2029	291,411	[c]	250,722
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K112, Cl. A2	1.31	5/25/2030	200,000	[c]	154,926
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K126, Cl. A2	2.07	1/25/2031	400,000	[c]	323,952
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K-1514, Cl. A2	2.86	10/25/2034	400,000	[c]	323,266
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K-1516, Cl. A2	1.72	5/25/2035	400,000	[c]	278,134
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K-1521, CI. A2	2.18	8/25/2036	300,000	[c]	215,226
Federal National Mortgage Association, Ser. 2017-M12, Cl. A2	3.06	6/25/2027	675,170	[c]	628,040
Federal National Mortgage Association, Ser. 2018-M1, Cl. A2	2.99	12/25/2027	301,888	[c]	277,591
Federal National Mortgage Association, Ser. 2018-M10, Cl. A2	3.36	7/25/2028	750,000	[c]	700,124
Federal National Mortgage Association, Ser. 2019-M12, Cl. A2	2.89	6/25/2029	500,000	[c]	445,583
Federal National Mortgage Association, Ser. 2020-M1, Cl. A2	2.44	10/25/2029	400,000	[c]	343,387
Federal National Mortgage Association, Ser. 2020-M14, Cl. A2	1.78	5/25/2030	300,000	[c]	245,150
				5,712,680
U.S. Government Agencies Mortgage-Backed - 27.6%
Federal Home Loan Mortgage Corp.:
1.50%, 2/1/2036-3/1/2052			4,386,759	[c]	3,439,347
2.00%, 8/1/2028-4/1/2052			14,910,075	[c]	12,030,435
2.50%, 3/1/2028-5/1/2052			11,799,351	[c]	9,944,741

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.2% (continued)
U.S. Government Agencies Mortgage-Backed - 27.6% (continued)
3.00%, 10/1/2026-3/1/2052			7,216,205	[c]	6,370,161
3.50%, 11/1/2025-5/1/2052			4,351,618	[c]	3,940,877
4.00%, 4/1/2024-7/1/2052			3,183,572	[c]	2,971,584
4.25%, 8/1/2034, 1 Year U.S. Treasury Curve Rate T-Note Constant +2.25%			250	[c,d]	248
4.50%, 5/1/2023-9/1/2052			1,909,793	[c]	1,834,605
5.00%, 5/1/2023-2/1/2048			553,242	[c]	553,260
5.50%, 2/1/2023-1/1/2039			221,542	[c]	223,205
6.00%, 6/1/2028-7/1/2039			268,502	[c]	275,094
6.50%, 4/1/2026-9/1/2037			61,443	[c]	63,811
7.00%, 12/1/2024-9/1/2031			6,772	[c]	6,948
7.50%, 6/1/2024-7/1/2030			1,417	[c]	1,437
8.00%, 5/1/2026-10/1/2031			1,946	[c]	2,010
8.50%, 6/1/2030			174	[c]	182
Federal National Mortgage Association:
2.00%			250,000	[c,e]	222,427
1.50%, 9/1/2035-9/1/2051			5,580,793	[c]	4,418,543
1.50%			1,900,000	[c,e]	1,611,405
2.00%, 7/1/2028-6/1/2052			21,422,614	[c]	17,353,849
2.00%			17,575,000	[c,e]	14,110,468
2.50%			7,400,000	[c,e]	6,058,807
2.50%, 7/1/2027-5/1/2052			17,979,985	[c]	15,079,004
3.00%			825,000	[c,e]	717,073
3.00%, 10/1/2026-3/1/2052			14,234,210	[c]	12,481,601
3.50%, 8/1/2025-6/1/2052			8,902,110	[c]	8,059,513
3.50%			1,300,000	[c,e]	1,147,398
4.00%, 7/1/2024-9/1/2052			5,418,840	[c]	5,062,097
4.00%			2,050,000	[c,e]	1,863,694
4.50%			2,400,000	[c,e]	2,251,418
4.50%, 4/1/2023-4/1/2049			1,702,212	[c]	1,642,066
5.00%			1,575,000	[c,e]	1,518,588
5.00%, 5/1/2023-6/1/2049			794,255	[c]	792,044
5.50%, 1/1/2032-12/1/2038			432,793	[c]	437,169
6.00%, 5/1/2024-11/1/2038			545,955	[c]	558,982
6.50%, 2/1/2028-10/1/2037			136,174	[c]	141,160
7.00%, 8/1/2023-7/1/2032			15,520	[c]	15,869
7.50%, 4/1/2026-6/1/2031			8,123	[c]	8,243
8.00%, 5/1/2027-8/1/2030			1,370	[c]	1,399
8.50%, 7/1/2030			122	[c]	128
Government National Mortgage Association I:
2.50%, 2/15/2028-9/15/2046			105,317		91,718

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.2% (continued)
U.S. Government Agencies Mortgage-Backed - 27.6% (continued)
3.00%, 9/15/2042-8/15/2045			519,574		461,910
3.50%, 2/15/2026-8/15/2045			371,907		342,245
4.00%, 2/15/2041-9/15/2045			418,149		395,157
4.50%, 3/15/2039-2/15/2041			401,514		391,290
5.00%, 7/15/2033-4/15/2040			572,308		572,715
5.50%, 2/15/2033-11/15/2038			212,156		219,026
6.00%, 1/15/2029-10/15/2036			74,443		77,450
6.50%, 2/15/2024-11/15/2033			24,911		25,690
7.00%, 10/15/2027-8/15/2032			23,676		24,224
7.50%, 12/15/2023-11/15/2030			10,416		10,419
8.00%, 8/15/2024-3/15/2032			3,849		4,041
8.25%, 6/15/2027			377		377
8.50%, 10/15/2026			1,649		1,650
Government National Mortgage Association II:
2.00%			4,300,000	[e]	3,533,359
2.00%, 9/20/2050-5/20/2052			6,203,717		5,125,906
2.50%			2,600,000	[e]	2,203,913
2.50%, 3/20/2027-7/20/2052			8,280,493		7,062,081
3.00%			125,000	[e]	108,857
3.00%, 1/20/2028-5/20/2052			7,438,841		6,599,021
3.50%			125,000	[e]	111,888
3.50%, 9/20/2028-9/20/2052			5,633,311		5,137,806
4.00%, 9/20/2043-9/20/2052			2,271,304		2,130,044
4.00%			925,000	[e]	852,497
4.50%, 7/20/2041-6/20/2049			1,493,453		1,464,489
4.50%			325,000	[e]	307,887
5.00%, 9/20/2040-2/20/2049			150,342		150,634
5.00%			150,000	[e]	145,805
5.50%, 10/20/2031-6/20/2041			36,897		37,980
6.50%, 2/20/2028			172		175
8.50%, 7/20/2025			53		53
				174,801,197
U.S. Government Agencies Obligations - 1.2%
Federal Farm Credit Bank Funding Corp., Unscd. Bonds	1.65	7/23/2035	200,000		131,431
Federal Farm Credit Bank Funding Corp., Unscd. Bonds	3.38	8/26/2024	400,000		391,006
Federal Home Loan Bank, Unscd. Bonds	2.75	6/28/2024	900,000		871,487
Federal Home Loan Bank, Unscd. Bonds	3.25	3/8/2024	750,000		735,230
Federal Home Loan Bank, Unscd. Bonds	3.38	12/8/2023	500,000		492,377

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.2% (continued)
U.S. Government Agencies Obligations - 1.2% (continued)
Federal Home Loan Bank, Unscd. Bonds	5.50	7/15/2036	480,000		508,374
Federal Home Loan Mortgage Corp., Unscd. Notes	0.80	10/27/2026	125,000	[c]	107,676
Federal Home Loan Mortgage Corp., Unscd. Notes	1.50	2/12/2025	500,000	[a,c]	467,809
Federal National Mortgage Association, Unscd. Notes	0.38	8/25/2025	1,000,000	[c]	891,770
Federal National Mortgage Association, Unscd. Notes	0.88	12/18/2026	325,000	[c]	280,114
Federal National Mortgage Association, Unscd. Notes	1.63	10/15/2024	500,000	[c]	472,510
Federal National Mortgage Association, Unscd. Notes	1.88	9/24/2026	1,000,000	[c]	910,458
Federal National Mortgage Association, Unscd. Notes	6.25	5/15/2029	540,000	[c]	596,791
Tennessee Valley Authority, Sr. Unscd. Bonds	5.25	9/15/2039	700,000		701,028
Tennessee Valley Authority, Sr. Unscd. Bonds	6.15	1/15/2038	165,000		183,428
				7,741,489
U.S. Treasury Securities - 40.8%
U.S. Treasury Bonds	1.13	5/15/2040	2,640,000		1,577,400
U.S. Treasury Bonds	1.25	5/15/2050	1,706,000		879,690
U.S. Treasury Bonds	1.38	8/15/2050	1,595,000		850,895
U.S. Treasury Bonds	1.63	11/15/2050	2,915,000		1,668,154
U.S. Treasury Bonds	1.75	8/15/2041	900,000	[a]	587,812
U.S. Treasury Bonds	1.88	2/15/2041	580,000		392,350
U.S. Treasury Bonds	1.88	2/15/2051	660,000		404,340
U.S. Treasury Bonds	1.88	11/15/2051	2,845,000		1,734,172
U.S. Treasury Bonds	2.00	2/15/2050	1,145,000		729,088
U.S. Treasury Bonds	2.00	8/15/2051	2,190,000		1,380,470
U.S. Treasury Bonds	2.00	11/15/2041	1,595,000		1,088,089
U.S. Treasury Bonds	2.25	8/15/2049	1,525,000		1,037,506
U.S. Treasury Bonds	2.25	2/15/2052	775,000		519,977
U.S. Treasury Bonds	2.25	8/15/2046	875,000		592,710
U.S. Treasury Bonds	2.38	5/15/2051	3,275,000		2,269,153
U.S. Treasury Bonds	2.38	11/15/2049	640,000	[a]	447,725
U.S. Treasury Bonds	2.50	2/15/2045	460,000		331,308
U.S. Treasury Bonds	2.50	5/15/2046	1,230,000		878,537
U.S. Treasury Bonds	2.75	11/15/2047	1,445,000		1,085,246
U.S. Treasury Bonds	2.75	8/15/2047	1,375,000		1,032,056
U.S. Treasury Bonds	2.75	11/15/2042	1,297,000		1,000,210
U.S. Treasury Bonds	2.88	11/15/2046	76,000		58,513

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.2% (continued)
U.S. Treasury Securities - 40.8% (continued)
U.S. Treasury Bonds	2.88	5/15/2052	590,000		458,080
U.S. Treasury Bonds	2.88	5/15/2049	1,461,000		1,138,581
U.S. Treasury Bonds	2.88	5/15/2043	1,857,000		1,457,020
U.S. Treasury Bonds	3.00	8/15/2052	560,000		448,612
U.S. Treasury Bonds	3.00	2/15/2047	1,490,000		1,172,764
U.S. Treasury Bonds	3.00	2/15/2049	1,295,000		1,034,002
U.S. Treasury Bonds	3.00	8/15/2048	875,000	[a]	695,232
U.S. Treasury Bonds	3.00	2/15/2048	840,000		663,633
U.S. Treasury Bonds	3.00	5/15/2042	55,000		44,608
U.S. Treasury Bonds	3.00	11/15/2044	1,592,000		1,260,261
U.S. Treasury Bonds	3.13	2/15/2043	130,000		106,661
U.S. Treasury Bonds	3.13	5/15/2048	1,365,000		1,108,076
U.S. Treasury Bonds	3.13	8/15/2044	1,956,000		1,585,124
U.S. Treasury Bonds	3.13	11/15/2041	145,000		120,407
U.S. Treasury Bonds	3.13	2/15/2042	195,000		162,018
U.S. Treasury Bonds	3.25	5/15/2042	460,000		389,059
U.S. Treasury Bonds	3.38	8/15/2042	585,000	[a]	504,837
U.S. Treasury Bonds	3.38	11/15/2048	1,515,000		1,294,999
U.S. Treasury Bonds	3.38	5/15/2044	550,000		465,480
U.S. Treasury Bonds	3.50	2/15/2039	750,000		681,577
U.S. Treasury Bonds	3.63	2/15/2044	1,968,000		1,738,567
U.S. Treasury Bonds	3.63	8/15/2043	1,860,000	[a]	1,651,041
U.S. Treasury Bonds	3.75	8/15/2041	1,115,000		1,022,947
U.S. Treasury Bonds	3.75	11/15/2043	1,485,000		1,341,837
U.S. Treasury Bonds	3.88	8/15/2040	50,000		47,020
U.S. Treasury Bonds	4.25	11/15/2040	465,000		459,296
U.S. Treasury Bonds	4.25	5/15/2039	890,000		886,802
U.S. Treasury Bonds	4.38	5/15/2041	70,000		70,163
U.S. Treasury Bonds	4.38	2/15/2038	543,000		552,227
U.S. Treasury Bonds	4.38	11/15/2039	365,000		368,251
U.S. Treasury Bonds	4.50	5/15/2038	210,000		216,419
U.S. Treasury Bonds	4.75	2/15/2041	1,185,000		1,247,467
U.S. Treasury Bonds	5.25	2/15/2029	175,000		184,071
U.S. Treasury Bonds	5.25	11/15/2028	335,000		351,423
U.S. Treasury Bonds	6.13	11/15/2027	1,385,000		1,497,856
U.S. Treasury Bonds	6.75	8/15/2026	215,000		232,729
U.S. Treasury Bonds	7.50	11/15/2024	170,000		179,851
U.S. Treasury Notes	0.13	2/15/2024	3,000,000		2,832,305
U.S. Treasury Notes	0.13	1/15/2024	210,000		198,934
U.S. Treasury Notes	0.25	3/15/2024	2,915,000		2,746,306
U.S. Treasury Notes	0.25	7/31/2025	390,000		348,319
U.S. Treasury Notes	0.25	10/31/2025	750,000		662,930
U.S. Treasury Notes	0.25	9/30/2025	965,000		856,814

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.2% (continued)
U.S. Treasury Securities - 40.8% (continued)
U.S. Treasury Notes	0.25	8/31/2025	1,500,000		1,334,473
U.S. Treasury Notes	0.38	4/30/2025	1,143,000		1,035,129
U.S. Treasury Notes	0.38	12/31/2025	1,450,000		1,279,285
U.S. Treasury Notes	0.38	1/31/2026	1,440,000		1,265,231
U.S. Treasury Notes	0.38	7/31/2027	1,750,000		1,461,182
U.S. Treasury Notes	0.38	9/30/2027	1,800,000		1,492,594
U.S. Treasury Notes	0.38	7/15/2024	600,000	[a]	558,867
U.S. Treasury Notes	0.50	2/28/2026	680,000		598,187
U.S. Treasury Notes	0.50	6/30/2027	645,000		542,934
U.S. Treasury Notes	0.63	7/31/2026	1,595,000		1,389,955
U.S. Treasury Notes	0.63	11/30/2027	2,500,000		2,088,477
U.S. Treasury Notes	0.63	8/15/2030	3,126,000		2,415,079
U.S. Treasury Notes	0.63	5/15/2030	2,460,000		1,912,266
U.S. Treasury Notes	0.63	12/31/2027	350,000		291,580
U.S. Treasury Notes	0.63	3/31/2027	480,000		409,819
U.S. Treasury Notes	0.63	10/15/2024	2,000,000		1,856,445
U.S. Treasury Notes	0.75	3/31/2026	1,430,000		1,265,662
U.S. Treasury Notes	0.75	12/31/2023	2,870,000		2,744,101
U.S. Treasury Notes	0.75	1/31/2028	305,000	[a]	255,116
U.S. Treasury Notes	0.75	8/31/2026	2,205,000		1,925,757
U.S. Treasury Notes	0.75	11/15/2024	2,350,000		2,178,982
U.S. Treasury Notes	0.88	11/15/2030	4,025,000		3,166,386
U.S. Treasury Notes	0.88	9/30/2026	2,950,000		2,583,555
U.S. Treasury Notes	0.88	6/30/2026	1,505,000		1,327,633
U.S. Treasury Notes	1.00	12/15/2024	1,800,000		1,674,984
U.S. Treasury Notes	1.00	7/31/2028	2,745,000		2,292,826
U.S. Treasury Notes	1.13	2/15/2031	4,165,000	[a]	3,331,349
U.S. Treasury Notes	1.13	2/29/2028	2,825,000		2,405,002
U.S. Treasury Notes	1.13	10/31/2026	3,000,000		2,647,266
U.S. Treasury Notes	1.13	8/31/2028	1,750,000		1,468,701
U.S. Treasury Notes	1.25	8/31/2024	1,975,000	[a]	1,860,820
U.S. Treasury Notes	1.25	11/30/2026	2,105,000		1,863,912
U.S. Treasury Notes	1.25	12/31/2026	2,180,000		1,926,405
U.S. Treasury Notes	1.25	4/30/2028	2,250,000		1,919,795
U.S. Treasury Notes	1.25	3/31/2028	2,455,000		2,099,217
U.S. Treasury Notes	1.25	8/15/2031	4,450,000		3,537,576
U.S. Treasury Notes	1.25	5/31/2028	2,325,000		1,980,609
U.S. Treasury Notes	1.38	11/15/2031	2,090,000		1,667,918
U.S. Treasury Notes	1.38	10/31/2028	2,550,000		2,164,711
U.S. Treasury Notes	1.50	2/15/2030	905,000		758,397
U.S. Treasury Notes	1.50	1/31/2027	425,000		378,831
U.S. Treasury Notes	1.50	11/30/2024	900,000		846,668
U.S. Treasury Notes	1.50	10/31/2024	1,300,000		1,226,012

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.2% (continued)
U.S. Treasury Securities - 40.8% (continued)
U.S. Treasury Notes	1.50	11/30/2028	3,295,000		2,814,007
U.S. Treasury Notes	1.50	2/29/2024	1,610,000	[a]	1,545,789
U.S. Treasury Notes	1.50	9/30/2024	1,750,000	[a]	1,653,955
U.S. Treasury Notes	1.63	8/15/2029	1,855,000		1,581,460
U.S. Treasury Notes	1.63	5/15/2026	2,030,000		1,847,617
U.S. Treasury Notes	1.63	5/15/2031	4,225,000		3,492,227
U.S. Treasury Notes	1.63	11/30/2026	915,000		823,357
U.S. Treasury Notes	1.63	9/30/2026	239,000	[a]	216,006
U.S. Treasury Notes	1.75	3/15/2025	860,000		808,030
U.S. Treasury Notes	1.75	6/30/2024	1,465,000		1,398,331
U.S. Treasury Notes	1.75	7/31/2024	2,340,000	[a]	2,228,759
U.S. Treasury Notes	1.88	7/31/2026	1,535,000		1,403,686
U.S. Treasury Notes	1.88	8/31/2024	750,000		714,580
U.S. Treasury Notes	1.88	2/28/2027	2,640,000		2,388,891
U.S. Treasury Notes	1.88	6/30/2026	1,996,000		1,829,303
U.S. Treasury Notes	1.88	2/15/2032	3,390,000		2,819,527
U.S. Treasury Notes	2.00	8/15/2025	1,988,000		1,860,877
U.S. Treasury Notes	2.00	4/30/2024	1,585,000		1,524,510
U.S. Treasury Notes	2.00	11/15/2026	2,015,000	[a]	1,840,734
U.S. Treasury Notes	2.00	6/30/2024	1,330,000		1,274,774
U.S. Treasury Notes	2.00	5/31/2024	1,650,000		1,584,193
U.S. Treasury Notes	2.00	2/15/2025	3,000,000		2,839,102
U.S. Treasury Notes	2.13	9/30/2024	765,000		731,770
U.S. Treasury Notes	2.13	5/31/2026	1,350,000		1,249,541
U.S. Treasury Notes	2.13	11/30/2024	2,020,000		1,924,208
U.S. Treasury Notes	2.13	11/30/2023	1,850,000	[a]	1,801,604
U.S. Treasury Notes	2.13	5/15/2025	2,435,000		2,298,412
U.S. Treasury Notes	2.13	7/31/2024	1,345,000		1,289,361
U.S. Treasury Notes	2.13	3/31/2024	2,144,000		2,071,431
U.S. Treasury Notes	2.13	2/29/2024	2,280,000		2,206,791
U.S. Treasury Notes	2.25	4/30/2024	2,309,000	[a]	2,229,448
U.S. Treasury Notes	2.25	3/31/2026	2,300,000	[a]	2,144,750
U.S. Treasury Notes	2.25	11/15/2027	2,530,000		2,299,632
U.S. Treasury Notes	2.25	11/15/2024	2,325,000		2,224,008
U.S. Treasury Notes	2.25	2/15/2027	1,725,000		1,585,787
U.S. Treasury Notes	2.25	8/15/2027	2,345,000	[a]	2,140,728
U.S. Treasury Notes	2.25	3/31/2024	2,120,000		2,050,686
U.S. Treasury Notes	2.25	11/15/2025	2,630,000		2,467,371
U.S. Treasury Notes	2.25	12/31/2023	1,430,000		1,391,904
U.S. Treasury Notes	2.25	1/31/2024	345,000		335,068
U.S. Treasury Notes	2.38	5/15/2027	2,090,000		1,925,004
U.S. Treasury Notes	2.38	8/15/2024	1,520,000		1,462,050
U.S. Treasury Notes	2.38	4/30/2026	196,200		183,531

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.2% (continued)
U.S. Treasury Securities - 40.8% (continued)
U.S. Treasury Notes	2.38	5/15/2029	835,000		747,651
U.S. Treasury Notes	2.50	1/31/2025	1,745,000		1,671,042
U.S. Treasury Notes	2.50	4/30/2024	1,250,000		1,211,621
U.S. Treasury Notes	2.50	3/31/2027	1,500,000		1,392,012
U.S. Treasury Notes	2.50	5/15/2024	2,900,000	[a]	2,808,016
U.S. Treasury Notes	2.50	1/31/2024	1,290,000		1,256,843
U.S. Treasury Notes	2.50	5/31/2024	1,265,000		1,224,209
U.S. Treasury Notes	2.63	12/31/2023	1,420,000	[a]	1,388,827
U.S. Treasury Notes	2.63	2/15/2029	2,000,000		1,822,031
U.S. Treasury Notes	2.63	4/15/2025	1,095,000		1,048,676
U.S. Treasury Notes	2.63	5/31/2027	1,290,000		1,202,623
U.S. Treasury Notes	2.63	7/31/2029	560,000		508,517
U.S. Treasury Notes	2.75	5/15/2025	2,000,000		1,918,281
U.S. Treasury Notes	2.75	4/30/2027	965,000		904,461
U.S. Treasury Notes	2.75	8/15/2032	1,540,000	[a]	1,378,300
U.S. Treasury Notes	2.75	7/31/2027	905,000		846,140
U.S. Treasury Notes	2.75	11/15/2023	200,000	[a]	196,166
U.S. Treasury Notes	2.75	2/15/2024	1,175,000		1,147,140
U.S. Treasury Notes	2.88	6/15/2025	1,670,000		1,605,548
U.S. Treasury Notes	2.88	5/31/2025	810,000		778,549
U.S. Treasury Notes	2.88	5/15/2028	2,111,000	[a]	1,965,456
U.S. Treasury Notes	2.88	7/31/2025	1,631,000	[a]	1,565,250
U.S. Treasury Notes	2.88	4/30/2029	2,600,000		2,401,648
U.S. Treasury Notes	2.88	5/15/2032	2,510,000		2,274,687
U.S. Treasury Notes	3.00	7/31/2024	1,740,000	[a]	1,693,815
U.S. Treasury Notes	3.00	7/15/2025	480,000	[a]	462,366
U.S. Treasury Notes	3.00	6/30/2024	1,220,000	[a]	1,188,356
U.S. Treasury Notes	3.13	11/15/2028	2,200,000	[a]	2,068,172
U.S. Treasury Notes	3.13	8/31/2027	2,100,000		1,999,102
U.S. Treasury Notes	3.13	8/15/2025	1,950,000	[a]	1,882,969
U.S. Treasury Notes	3.25	6/30/2029	2,200,000		2,077,797
U.S. Treasury Notes	3.25	8/31/2024	1,170,000	[a]	1,143,446
U.S. Treasury Notes	3.25	6/30/2027	2,050,000		1,961,914
U.S. Treasury Notes	3.50	9/15/2025	1,090,000	[a]	1,062,665
U.S. Treasury Notes	3.88	9/30/2029	860,000		844,816
U.S. Treasury Notes	4.00	10/31/2029	1,395,000		1,382,031
U.S. Treasury Notes	4.13	10/31/2027	1,605,000		1,596,724
U.S. Treasury Notes	4.13	9/30/2027	1,170,000	[a]	1,163,739
U.S. Treasury Notes	4.25	9/30/2024	1,145,000	[a]	1,139,275
U.S. Treasury Notes	4.25	10/15/2025	1,525,000		1,517,018
U.S. Treasury Notes	4.38	10/31/2024	1,580,000		1,576,791
				258,987,191

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.2% (continued)
Utilities - 1.9%
AEP Texas Inc., Sr. Unscd. Notes, Ser. H	3.45	1/15/2050	200,000	131,679
Alabama Power Co., Sr. Unscd. Notes	3.13	7/15/2051	150,000	96,833
Alabama Power Co., Sr. Unscd. Notes, Ser. B	3.70	12/1/2047	100,000	71,746
Ameren Illinois Co., First Mortgage Bonds	1.55	11/15/2030	200,000	151,742
Ameren Illinois Co., First Mortgage Bonds	4.50	3/15/2049	250,000	206,575
American Water Capital Corp., Sr. Unscd. Notes	3.75	9/1/2047	110,000	79,875
American Water Capital Corp., Sr. Unscd. Notes	3.85	3/1/2024	250,000	245,606
Arizona Public Service Co., Sr. Unscd. Notes	4.25	3/1/2049	250,000	181,786
Atmos Energy Corp., Sr. Unscd. Notes	1.50	1/15/2031	300,000	223,979
Berkshire Hathaway Energy Co., Sr. Unscd. Notes	3.80	7/15/2048	200,000	144,119
Berkshire Hathaway Energy Co., Sr. Unscd. Notes	5.15	11/15/2043	250,000	221,645
Commonwealth Edison Co., First Mortgage Bonds	4.00	3/1/2049	250,000	188,006
Consolidated Edison Company of New York Inc., Sr. Unscd. Debs., Ser. 06-B	6.20	6/15/2036	200,000	202,193
Consolidated Edison Inc., Sr. Unscd. Notes, Ser. A	0.65	12/1/2023	200,000	190,914
Constellation Energy Generation LLC, Sr. Unscd. Notes	6.25	10/1/2039	200,000	192,451
Consumers Energy Co., First Mortgage Bonds	2.65	8/15/2052	100,000	59,096
Dominion Energy Inc., Sr. Unscd. Notes, Ser. A	1.45	4/15/2026	200,000	174,779
Dominion Energy Inc., Sr. Unscd. Notes, Ser. C	3.38	4/1/2030	200,000	171,839
Dominion Energy Inc., Sr. Unscd. Notes, Ser. E	6.30	3/15/2033	100,000	101,545
DTE Electric Co., First Mortgage Bonds	2.95	3/1/2050	250,000	159,674
DTE Electric Co., First Mortgage Bonds, Ser. C	2.63	3/1/2031	250,000	204,981
Duke Energy Carolinas LLC, First Mortgage Bonds	2.45	2/1/2030	200,000	165,337
Duke Energy Carolinas LLC, First Mortgage Bonds	3.20	8/15/2049	200,000	132,159
Duke Energy Corp., Sr. Unscd. Notes	3.75	4/15/2024	250,000	245,370

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.2% (continued)
Utilities - 1.9% (continued)
Duke Energy Corp., Sr. Unscd. Notes	4.50	8/15/2032	200,000		180,493
Duke Energy Florida LLC, First Mortgage Bonds	6.40	6/15/2038	150,000		155,734
Emera US Finance LP, Gtd. Notes	4.75	6/15/2046	100,000		74,341
Entergy Louisiana LLC, First Mortgage Bonds	1.60	12/15/2030	200,000		149,069
Evergy Kansas Central Inc., First Mortgage Bonds	3.45	4/15/2050	150,000		101,487
Florida Power & Light Co., First Mortgage Bonds	3.70	12/1/2047	50,000		37,167
Florida Power & Light Co., First Mortgage Bonds	3.99	3/1/2049	200,000		155,808
Florida Power & Light Co., First Mortgage Bonds	4.05	10/1/2044	200,000		158,241
Georgia Power Co., Sr. Unscd. Notes	3.25	3/30/2027	250,000		226,016
Hydro-Quebec, Gov't Gtd. Debs., Ser. HK	9.38	4/15/2030	20,000		25,422
Idaho Power Co., First Mortgage Bonds, Ser. K	4.20	3/1/2048	217,000		168,432
Indiana Michigan Power Co., Sr. Unscd. Notes	6.05	3/15/2037	300,000		296,074
Interstate Power & Light Co., Sr. Unscd. Debs.	3.70	9/15/2046	150,000		104,293
Interstate Power & Light Co., Sr. Unscd. Notes	4.10	9/26/2028	150,000		140,667
National Rural Utilities Cooperative Finance Corp., Scd. Notes	4.15	12/15/2032	200,000		179,726
NextEra Energy Capital Holdings Inc., Gtd. Debs.	5.65	5/1/2079	300,000		253,728
NextEra Energy Capital Holdings Inc., Gtd. Notes	4.26	9/1/2024	200,000		196,194
NiSource Inc., Sr. Unscd. Notes	0.95	8/15/2025	500,000		443,050
NiSource Inc., Sr. Unscd. Notes	1.70	2/15/2031	500,000		366,760
Oncor Electric Delivery Co., Sr. Scd. Notes	4.95	9/15/2052	200,000	[b]	179,656
Oncor Electric Delivery Co., Sr. Scd. Notes	5.75	3/15/2029	170,000		172,827
Pacific Gas & Electric Co., First Mortgage Bonds	3.15	1/1/2026	310,000		279,486
Pacific Gas & Electric Co., First Mortgage Bonds	4.50	7/1/2040	215,000		160,709
Pacific Gas & Electric Co., First Mortgage Bonds	4.95	7/1/2050	245,000		183,131
PacifiCorp, First Mortgage Bonds	4.15	2/15/2050	300,000		229,334
PECO Energy Co., First Mortgage Bonds	2.85	9/15/2051	200,000		123,044

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.2% (continued)
Utilities - 1.9% (continued)
PG&E Wildfire Recovery Funding LLC, Sr. Scd. Bonds, Ser. A2	4.72	6/1/2037	100,000	92,516
PG&E Wildfire Recovery Funding LLC, Sr. Scd. Bonds, Ser. A4	5.21	12/1/2047	100,000	93,214
PPL Electric Utilities Corp., First Mortgage Bonds	3.00	10/1/2049	100,000	63,841
PPL Electric Utilities Corp., First Mortgage Bonds	4.75	7/15/2043	200,000	171,678
Progress Energy Inc., Sr. Unscd. Notes	7.75	3/1/2031	280,000	307,618
Public Service Enterprise Group Inc., Sr. Unscd. Notes	0.80	8/15/2025	150,000	131,701
Public Service Enterprise Group Inc., Sr. Unscd. Notes	1.60	8/15/2030	200,000	148,521
Puget Sound Energy Inc., Sr. Scd. Notes	3.25	9/15/2049	150,000	96,970
San Diego Gas & Electric Co., First Mortgage Bonds, Ser. UUU	3.32	4/15/2050	100,000	66,903
San Diego Gas & Electric Co., Sr. Scd. Bonds, Ser. VVV	1.70	10/1/2030	100,000	76,705
Sempra Energy, Sr. Unscd. Notes	4.00	2/1/2048	50,000	35,759
Southern California Edison Co., First Mortgage Bonds	3.65	2/1/2050	300,000	201,158
Southern California Edison Co., First Mortgage Notes, Ser. 08-A	5.95	2/1/2038	70,000	66,383
Southern California Edison Co., Sr. Unscd. Notes	6.65	4/1/2029	200,000	200,706
Southern Co. Gas Capital Corp., Gtd. Notes, Ser. 21A	3.15	9/30/2051	200,000	121,241
Southernwestern Public Service Co., First Mortgage Bonds	3.40	8/15/2046	350,000	239,856
Southwestern Electric Power Co., Sr. Unscd. Notes, Ser. M	4.10	9/15/2028	150,000	137,349
Tampa Electric Co., Sr. Unscd. Notes	3.88	7/12/2024	100,000	97,467
Tampa Electric Co., Sr. Unscd. Notes	4.35	5/15/2044	250,000	196,649
Tucson Electric Power Co., Sr. Unscd. Notes	4.00	6/15/2050	250,000	182,048
Washington Gas Light Co., Sr. Unscd. Notes, Ser. K	3.80	9/15/2046	150,000	109,248
WEC Energy Group Inc., Sr. Unscd. Notes	5.15	10/1/2027	200,000	196,993
Wisconsin Electric Power Co., Sr. Unscd. Notes	4.75	9/30/2032	200,000	190,420

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.2% (continued)
Utilities - 1.9% (continued)
Xcel Energy Inc., Sr. Unscd. Notes	6.50	7/1/2036	200,000	206,373
				12,116,135
Total Bonds and Notes (cost $711,795,910)			629,482,164
	1-Day Yield (%)		Shares
Investment Companies - 6.2%
Registered Investment Companies - 6.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $39,615,011)	3.23		39,615,011	[f] 39,615,011

Investment of Cash Collateral for Securities Loaned - .9%
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $5,463,708)	3.23		5,463,708	[f] 5,463,708
Total Investments (cost $756,874,629)			106.3%	674,560,883
Liabilities, Less Cash and Receivables			(6.3%)	(39,993,749)
Net Assets			100.0%	634,567,134

a Security, or portion thereof, on loan. At October 31, 2022, the value of the fund’s securities on loan was $48,550,037 and the value of the collateral was $52,144,513, consisting of cash collateral of $5,463,708 and U.S. Government & Agency securities valued at $46,680,805. In addition, the value of collateral may include pending sales that are also on loan.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2022, these securities were valued at $1,583,536 or .25% of net assets.

c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

d Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

e Purchased on a forward commitment basis.

f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Government	45.4
Mortgage Securities	29.6
Financial	8.3
Investment Companies	7.1
Consumer, Non-cyclical	4.2
Communications	2.3
Utilities	1.9
Technology	1.9
Energy	1.6
Consumer, Cyclical	1.5
Industrial	1.5
Basic Materials	.6
Asset Backed Securities	.4
Banks	.0
106.3

† Based on net assets.

See notes to financial statements.

TBA Sale Commitments
Description	Principal Amount ($)		Value ($)
Bonds and Notes .0%
U.S. Government Agencies Mortgage-Backed .0%
Federal National Mortgage Association
2.50%	(25,000)	[a]	(22,532)
Total Sale Commitments (proceeds $22,508)		(22,532)

a The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

See notes to financial statements.

STATEMENT OF INVESTMENTS (continued)

Affiliated Issuers
Description	Value ($) 10/31/2021	Purchases ($)†	Sales ($)	Value ($) 10/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - 6.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 6.2%	125,107,114	343,958,589	(429,450,692)	39,615,011	583,842
Investment of Cash Collateral for Securities Loaned - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .9%	23,856,730	374,680,864	(393,073,886)	5,463,708	76,266	††
Total - 7.1%	148,963,844	718,639,453	(822,524,578)	45,078,719	660,108

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2022

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $48,550,037)—Note 1(c):
Unaffiliated issuers	711,795,910	629,482,164
Affiliated issuers	45,078,719	45,078,719
Cash		1,322,230
Receivable for investment securities sold		20,605,660
Dividends, interest and securities lending income receivable		4,056,397
Receivable for shares of Common Stock subscribed		1,888,984
Tax reclaim receivable—Note 1(b)		1,837
		702,435,991
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		120,569
Payable for investment securities purchased		61,750,380
Liability for securities on loan—Note 1(c)		5,463,708
Payable for shares of Common Stock redeemed		509,912
TBA sale commitments, at value (proceeds $22,508)—Note 4		22,532
Directors’ fees and expenses payable		1,756
		67,868,857
Net Assets ($)		634,567,134
Composition of Net Assets ($):
Paid-in capital		739,854,404
Total distributable earnings (loss)		(105,287,270)
Net Assets ($)		634,567,134

Net Asset Value Per Share	Class I	Investor Shares
Net Assets ($)	422,861,578	211,705,556
Shares Outstanding	48,527,714	24,302,868
Net Asset Value Per Share ($)	8.71	8.71

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended October 31, 2022

Investment Income ($):
Income:
Interest (net of $2,310 foreign taxes withheld at source)	16,781,476
Dividends from affiliated issuers	583,842
Income from securities lending—Note 1(c)	76,266
Total Income	17,441,584
Expenses:
Management fee—Note 3(a)	1,133,709
Distribution fees—Note 3(b)	579,294
Directors’ fees—Note 3(a,c)	84,210
Loan commitment fees—Note 2	15,725
Total Expenses	1,812,938
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(84,210)
Net Expenses	1,728,728
Net Investment Income	15,712,856
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(20,538,558)
Net change in unrealized appreciation (depreciation) on investments	(121,776,432)
Net Realized and Unrealized Gain (Loss) on Investments	(142,314,990)
Net (Decrease) in Net Assets Resulting from Operations	(126,602,134)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2022	2021
Operations ($):
Net investment income	15,712,856	19,316,478
Net realized gain (loss) on investments	(20,538,558)	10,945,217
Net change in unrealized appreciation (depreciation) on investments	(121,776,432)	(35,958,788)
Net Increase (Decrease) in Net Assets Resulting from Operations	(126,602,134)	(5,697,093)
Distributions ($):
Distributions to shareholders:
Class I	(18,017,721)	(20,321,207)
Investor Shares	(7,010,349)	(6,787,951)
Total Distributions	(25,028,070)	(27,109,158)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class I	174,463,217	287,546,983
Investor Shares	70,680,691	102,042,029
Distributions reinvested:
Class I	15,834,214	18,390,880
Investor Shares	6,732,966	6,575,074
Cost of shares redeemed:
Class I	(397,717,134)	(444,885,787)
Investor Shares	(96,114,531)	(156,899,327)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(226,120,577)	(187,230,148)
Total Increase (Decrease) in Net Assets	(377,750,781)	(220,036,399)
Net Assets ($):
Beginning of Period	1,012,317,915	1,232,354,314
End of Period	634,567,134	1,012,317,915
Capital Share Transactions (Shares):
Class I
Shares sold	17,902,867	26,507,313
Shares issued for distributions reinvested	1,586,879	1,692,964
Shares redeemed	(39,611,422)	(41,061,447)
Net Increase (Decrease) in Shares Outstanding	(20,121,676)	(12,861,170)
Investor Shares
Shares sold	7,319,581	9,393,971
Shares issued for distributions reinvested	679,824	605,205
Shares redeemed	(9,657,071)	(14,497,725)
Net Increase (Decrease) in Shares Outstanding	(1,657,666)	(4,498,549)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

50

60

Class I Shares	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	10.70	11.01	10.64	9.83	10.34
Investment Operations:
Net investment income[a]	.21	.19	.24	.28	.26
Net realized and unrealized gain (loss) on investments	(1.88)	(.25)	.40	.82	(.49)
Total from Investment Operations	(1.67)	(.06)	.64	1.10	(.23)
Distributions:
Dividends from net investment income	(.22)	(.21)	(.27)	(.29)	(.27)
Dividends from net realized gain on investments	(.10)	(.04)	-	(.00)[b]	(.01)
Total Distributions	(.32)	(.25)	(.27)	(.29)	(.28)
Net asset value, end of period	8.71	10.70	11.01	10.64	9.83
Total Return (%)	(15.94)	(.51)	6.02	11.40	(2.27)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.16	.16	.16	.16	.16[c]
Ratio of net expenses to average net assets	.15	.15	.15	.15	.15
Ratio of net investment income to average net assets	2.15	1.71	2.23	2.74	2.58
Portfolio Turnover Rate[d]	248.23	183.21	133.65	125.67	156.30
Net Assets, end of period ($ x 1,000)	422,862	734,596	897,174	815,817	801,263

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c The ratio has been corrected due to immaterial correction within the October 31, 2018 shareholder report which reflected total expense ratio of .21.

d The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2022, 2021, 2020, 2019, and 2018 were 143.06%, 145.54%, 113.32%, 90.56%, and 77.41%, respectively.

See notes to financial statements.

Investor Shares	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	10.70	11.00	10.64	9.83	10.33
Investment Operations:
Net investment income[a]	.19	.16	.22	.26	.23
Net realized and unrealized gain (loss) on investments	(1.88)	(.24)	.38	.82	(.47)
Total from Investment Operations	(1.69)	(.08)	.60	1.08	(.24)
Distributions:
Dividends from net investment income	(.20)	(.18)	(.24)	(.27)	(.25)
Dividends from net realized gain on investments	(.10)	(.04)	-	(.00)[b]	(.01)
Total Distributions	(.30)	(.22)	(.24)	(.27)	(.26)
Net asset value, end of period	8.71	10.70	11.00	10.64	9.83
Total Return (%)	(16.15)	(.67)	5.67	11.12	(2.42)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.41	.41	.41	.41	.41[c]
Ratio of net expenses to average net assets	.40	.40	.40	.40	.40
Ratio of net investment income to average net assets	1.91	1.46	2.01	2.51	2.33
Portfolio Turnover Rate[d]	248.23	183.21	133.65	125.67	156.30
Net Assets, end of period ($ x 1,000)	211,706	277,722	335,180	342,772	397,658

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c The ratio has been corrected due to immaterial correction within the October 31, 2018 shareholder report which reflected total expense ratio of .46.

d The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2022, 2021, 2020, 2019 and 2018 were 143.06%, 145.54%, 113.32%, 90.56% and 77.41%, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Bond Market Index Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds IV, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek to match the total return of the Bloomberg U.S. Aggregate Bond Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge. The fund is authorized to issue 500 million shares of $.001 par value Common Stock in each of the following classes of shares: Class I and Investor. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution Plan fees. Investor shares are sold primarily to retail investors through financial intermediaries and bear Distribution Plan fees. Differences between the two classes include the services offered to and the expenses borne by each class, as well as their minimum purchase and account balance requirements. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed Securities	-	2,519,004	-	2,519,004
Commercial Mortgage-Backed	-	6,271,805	-	6,271,805
Corporate Bonds	-	161,764,024	-	161,764,024
Foreign Governmental	-	7,350,477	-	7,350,477
Investment Companies	45,078,719	-	-	45,078,719
Municipal Securities	-	4,334,297	-	4,334,297
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	5,712,680	-	5,712,680
U.S. Government Agencies Mortgage-Backed	-	174,801,197	-	174,801,197
U.S. Government Agencies Obligations	-	7,741,489	-	7,741,489
U.S. Treasury Securities	-	258,987,191	-	258,987,191
Liabilities ($)
Investments in Securities:†
U.S. Government Agencies Mortgage-Backed	-	(22,532)	-	(22,532)

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of October 31, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2022, BNY Mellon earned $10,386 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Debt Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

(f) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from net investment income. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2022, the fund did not incur any interest or penalties.

NOTES TO FINANCIAL STATEMENTS (continued)

Each tax year in the four-year period ended October 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2022, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $271,282, accumulated capital losses $20,683,158 and unrealized depreciation $84,875,394.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2022. The fund has $19,309,922 of short-term capital losses and $1,373,236 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal years ended October 31, 2022 and October 31, 2021 were as follows: ordinary income $16,878,725 and $22,086,760, and long-term capital gains $8,149,345 and $5,022,398, respectively.

(h) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022 (“FASB Effective Date”). Management had evaluated the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the Reference Rate Reform. Management will be adopting ASU 2020-04 and ASU 2021-01 on FASB Effective Date or if amended ASU 2020-04 new extended FASB Effective Date, if any. Management will continue to work with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines. As of October

31, 2022, management believes these accounting standards have no impact on the fund and does not have any concerns of adopting the regulations by FASB Effective Date.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2022, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the Adviser provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Adviser also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Adviser a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund’s average daily net assets. Out of its fee the Adviser pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees on borrowings, Distribution Plan fees, fees and expenses of non-interested Board Members (including counsel fees) and extraordinary expenses. In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Board Members (including counsel fees). During the period ended October 31, 2022, fees reimbursed by the Adviser amounted to $84,210.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% of the value of its

NOTES TO FINANCIAL STATEMENTS (continued)

average daily net assets to compensate the Distributor for shareholder servicing activities primarily intended to result in the sale of Investor shares. During the period ended October 31, 2022, Investor shares were charged $579,294 pursuant to the Distribution Plan.

Under its terms, the Distribution Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $80,643 and Distribution Plan fees of $44,426, which are offset against an expense reimbursement currently in effect in the amount of $4,500.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended October 31, 2022, amounted to $1,901,423,767 and $2,141,596,970, respectively, of which $805,626,719 in purchases and $806,913,692 in sales were from mortgage dollar transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions. The fund executes mortgage dollar rolls entirely in the To-Be-Announced (“TBA”) market.

TBA Securities: During the period ended October 31, 2022, the fund transacted in TBA securities that involved buying or selling mortgage-backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however, delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. TBA securities subject to a forward commitment to sell at period end are included at the end of the fund’s Statement of Investments. The proceeds and value of these commitments are reflected in the fund’s Statement of Assets and Liabilities as Receivable for TBA sale commitments (included in receivable securities sold) and TBA sale commitments, at value, respectively.

At October 31, 2022, the cost of investments for federal income tax purposes was $759,436,508; accordingly, accumulated net unrealized depreciation on investments was $84,875,649 consisting of $600,240 gross unrealized appreciation and $85,475,889 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Directors of
BNY Mellon Investment Funds IV, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Bond Market Index Fund (the Fund), a series of BNY Mellon Investment Funds IV, Inc., including the statement of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
December 23, 2022

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable but not less than 90.70% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0915 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. The fund also reports the maximum amount allowable but not less than $.0039 per share as a short-term capital gain dividend paid on December 15, 2021 in accordance with Sections 871(k)(2) and 881(c) of the Internal Revenue Code.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (79)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 94

———————

Francine J. Bovich (71)

Board Member (2012)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 54

———————

Andrew J. Donohue (72)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP. a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 44

———————

Kenneth A. Himmel (76)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Gulf Related, an international real estate development company, Managing Partner (2010-Present)

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Roslyn M. Watson (73)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 44

———————

Benaree Pratt Wiley (76)

Board Member (1998)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 61

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Interested Board Member

Bradley Skapyak (63)

Board Member (2021)

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of The Dreyfus Corporation (2009-2019)

• Chief Executive Officer and Director of the Distributor (2016-2019)

• Chairman and Director of The Dreyfus Transfer Agent, Inc. (2011-2019)

• Senior Vice President of The Bank of New York Mellon (2007-2019)

No. of Portfolios for which Board Member Serves: 22

Mr. Skapyak is deemed to be an Interested Board Member of the fund as a result of his ownership of unvested restricted stock units of BNY Mellon.

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; and Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 55 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 44 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 64 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 47 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of the Adviser since June 2019.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 55 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Vice President and Head of Product Development of North America Product, BNY Mellon Investment Management since January 2018; Co-Head of Product Management, Development & Oversight of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President and Head of Product Management of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Research and Analytics of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 46 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 55 investment companies (comprised of 115 portfolios) managed by the Adviser. He is 65 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 48 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 54 years old and has been an employee of the Distributor since 1997.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

For More Information

BNY Mellon Bond Market Index Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class I: DBIRX Investor: DBMIX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 0310AR1022

BNY Mellon Institutional S&P 500 Stock Index Fund

ANNUAL REPORT October 31, 2022

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2021, through October 31, 2022, as provided by David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll and Marlene Walker Smith, Portfolio Managers.

Market and Fund Performance Overview

For the 12-month period ended October 31, 2022, the BNY Mellon Institutional S&P 500 Stock Index Fund’s (the “fund”) Class I shares produced a total return of −14.78%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, returned −14.60% for the same period.2

Equities declined during the reporting period under pressure from increasing inflation, tightening central bank policies and uncertainties related to Russia’s invasion of Ukraine. The difference in returns between the fund and the Index resulted primarily from transaction costs and operating expenses that are not reflected in Index results.

The Fund’s Investment Approach

The fund seeks to match the total return of the Index. To pursue its goal, the fund normally invests at least 95% of its total assets in common stocks included in the Index. To replicate Index performance, the fund’s portfolio managers use a passive management approach and generally purchase all the securities comprising the Index (though, at times, the fund may invest in a representative sample of the Index). Because the fund has expenses, performance will tend to be slightly lower than that of the Index. The fund attempts to have a correlation between its performance and that of the Index of at least .95, before expenses. A correlation of 1.00 would mean that the fund and the Index were perfectly correlated.

The Index is an unmanaged index of 500 common stocks, chosen to reflect the industries of the U.S. economy, and is often considered a proxy for the stock market in general.

Increasing Inflation and Slowing Economic Growth Pressure Equities

U.S. equities started the reporting period on a mixed note. Concerns regarding the new COVID-19 Omicron variant came to the fore in November 2021. Markets recovered in December on continued economic growth and strong corporate earnings reports, despite increasingly hawkish rhetoric from the U.S. Federal Reserve (the “Fed”) regarding the tapering of the Fed’s asset-purchase program in the face of rising inflation. The start of 2022 saw increasingly aggressive comments from the Fed regarding monetary tightening, along with rising tensions between Russia and Ukraine, two major suppliers of energy, agricultural products and other natural resources. As a result, equity markets weakened in January, then plunged in early February as Russia invaded its neighbor, while commodity prices rose, led by soaring energy prices.

Rapidly rising inflation marked the second half of the period. The Fed attempted to dampen the trend by raising rates five times between March and September, from a range of .00 – .25% at the beginning of the period to 3.00% – 3.25% as of October 31, 2022—its most aggressive series of rate increases in decades, with further increases projected by the end of the year. Rising rates heightened concerns that economic growth could be undermined by anti-inflationary moves. The resulting risk-off sentiment broadly undermined equity markets,

2

with defensive, value-oriented stocks strongly outperforming more cyclical, growth-oriented shares.

Communication Services Lead the Equity Market Lower

Communications services led the market lower as the sector was viewed as both cyclical and interest-rate sensitive, with companies subject to supply-chain disruptions and discretionary spending constraints. Consumer discretionary shares suffered as well due to rising input prices and seemingly intractable supply-chain bottlenecks. Real estate underperformed as rising interest rates increased mortgage expenses and dampened property sales.

On the positive side, shares in oil & gas exploration & production companies soared as commodity prices climbed. Consumer staples shares advanced mildly as a value-oriented sector that typically tends to perform relatively well during times of increasing economic stress and uncertainty. Utility stocks also generated slight gains due to their value-oriented investment proposition and the ability of power generators to insulate profits from rising input expenses by hedging energy costs.

The fund’s use of derivatives during the period was limited to futures contracts employed solely to offset the impact of cash positions, which the fund holds pursuant to its operations. These derivatives helped the fund more closely match the performance of the Index.

Replicating the Performance of the Index

In seeking to match the performance of the Index, we do not actively manage investments in response to macroeconomic trends. We note, however, that rising inflation, tightening Fed policy and geopolitical uncertainties related to the war in Ukraine are likely to continue posing challenges for equity investors for the foreseeable future. With inflation in the United States currently running well above the Fed’s 2% target rate, the question remains open as to how soon the Fed can bring inflation under control and to what extent its actions will slow economic growth. As always, we continue to monitor factors that affect the fund’s investments.

November 15, 2022

¹  Total return includes reinvestment of dividends and any capital gains paid. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

²  Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

“Standard & Poor’s®,” “S&P®,” “Standard & Poor’s® 500,” and “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use on behalf of the fund. The fund is not sponsored, managed, advised, sold or promoted by Standard & Poor’s and its affiliates, and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required, to use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

3

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in BNY Mellon Institutional S&P 500 Stock Index Fund Class I shares with a hypothetical investment of $10,000 in the S&P 500® Index (the “Index”).

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in the Class I shares of BNY Mellon Institutional S&P 500 Stock Index Fund on 10/31/12 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

4

Average Annual Total Returns as of 10/31/2022
	1 Year	5 Years	10 Years
BNY Mellon Institutional S&P 500 Stock Index Fund	-14.78%	10.23%	12.58%
S&P 500® Index	-14.60%	10.44%	12.78%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Institutional S&P 500 Stock Index Fund from May 1, 2022 to October 31, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2022

Expenses paid per $1,000†	$1.13
Ending value (after expenses)	$944.00

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2022

Expenses paid per $1,000†	$1.17
Ending value (after expenses)	$1,024.05
†	Expenses are equal to the fund’s annualized expense ratio of .23%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

October 31, 2022

Description	Shares		Value ($)
Common Stocks - 99.2%
Automobiles & Components - 2.3%
Aptiv PLC	18,607	[a]	1,694,539
BorgWarner Inc.	16,945		635,946
Ford Motor Co.	276,315		3,694,332
General Motors Co.	102,280		4,014,490
Tesla Inc.	186,974	[a]	42,544,064
			52,583,371
Banks - 3.8%
Bank of America Corp.	492,456		17,748,114
Citigroup Inc.	135,872		6,231,090
Citizens Financial Group Inc.	33,810		1,382,829
Comerica Inc.	9,287		654,734
Fifth Third Bancorp	46,948		1,675,574
First Republic Bank	12,542		1,506,294
Huntington Bancshares Inc.	98,691		1,498,129
JPMorgan Chase & Co.	205,513		25,869,976
KeyCorp	66,349		1,185,657
M&T Bank Corp.	12,267		2,065,395
Regions Financial Corp.	63,791		1,400,212
Signature Bank	4,565		723,689
SVB Financial Group	4,051	[a]	935,619
The PNC Financial Services Group Inc.	28,784		4,658,115
Truist Financial Corp.	92,568		4,146,121
U.S. Bancorp	95,870		4,069,681
Wells Fargo & Co.	265,220		12,197,468
Zions Bancorp NA	10,873		564,744
			88,513,441
Capital Goods - 5.7%
3M Co.	38,877		4,890,338
A.O. Smith Corp.	9,090		497,950
Allegion PLC	5,889		616,991
AMETEK Inc.	16,466		2,134,982
Carrier Global Corp.	60,228		2,394,665
Caterpillar Inc.	37,321		8,078,504
Cummins Inc.	9,736		2,380,549
Deere & Co.	19,511		7,722,844
Dover Corp.	9,857		1,288,211
Eaton Corp.	27,863		4,181,400
Emerson Electric Co.	41,008		3,551,293
Fastenal Co.	40,337		1,949,487
Fortive Corp.	24,808		1,585,231
Fortune Brands Home & Security Inc.	9,786		590,292

7

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Capital Goods - 5.7% (continued)
Generac Holdings Inc.	4,629	[a]	536,547
General Dynamics Corp.	15,873		3,965,075
General Electric Co.	76,571		5,957,990
Honeywell International Inc.	47,187		9,627,092
Howmet Aerospace Inc.	26,458		940,582
Huntington Ingalls Industries Inc.	2,779		714,398
IDEX Corp.	5,310		1,180,466
Illinois Tool Works Inc.	19,614		4,188,177
Ingersoll Rand Inc.	27,535		1,390,517
Johnson Controls International PLC	48,152		2,785,112
L3Harris Technologies Inc.	13,694		3,375,160
Lockheed Martin Corp.	16,572		8,065,261
Masco Corp.	15,875		734,536
Nordson Corp.	3,939		886,275
Northrop Grumman Corp.	10,178		5,587,824
Otis Worldwide Corp.	29,195		2,062,335
PACCAR Inc.	24,385		2,361,200
Parker-Hannifin Corp.	8,935		2,596,690
Pentair PLC	11,135		478,248
Quanta Services Inc.	9,986		1,418,411
Raytheon Technologies Corp.	104,064		9,867,348
Rockwell Automation Inc.	8,059		2,057,463
Snap-on Inc.	3,630		806,042
Stanley Black & Decker Inc.	10,502		824,302
Textron Inc.	14,536		994,844
The Boeing Company	39,284	[a]	5,598,363
Trane Technologies PLC	16,605		2,650,656
TransDigm Group Inc.	3,672		2,114,191
United Rentals Inc.	4,912	[a]	1,550,768
W.W. Grainger Inc.	3,116		1,820,835
Westinghouse Air Brake Technologies Corp.	12,569		1,172,436
Xylem Inc.	12,017		1,230,901
			131,402,782
Commercial & Professional Services - .8%
Cintas Corp.	6,067		2,593,946
Copart Inc.	14,723	[a]	1,693,439
CoStar Group Inc.	27,520	[a]	2,276,454
Equifax Inc.	8,419		1,427,357
Jacobs Solutions Inc.	9,388		1,081,685
Leidos Holdings Inc.	9,949		1,010,719
Republic Services Inc.	14,854		1,969,937
Robert Half International Inc.	7,332		560,605

8

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Commercial & Professional Services - .8% (continued)
Rollins Inc.	15,551		654,386
Verisk Analytics Inc.	11,133		2,035,446
Waste Management Inc.	26,564		4,206,941
			19,510,915
Consumer Durables & Apparel - .8%
D.R. Horton Inc.	22,734		1,747,790
Garmin Ltd.	10,214		899,241
Hasbro Inc.	8,683		566,566
Lennar Corp., Cl. A	17,409		1,404,906
Mohawk Industries Inc.	3,932	[a]	372,557
Newell Brands Inc.	26,413		364,764
NIKE Inc., Cl. B	88,779		8,228,038
NVR Inc.	215	[a]	911,116
PulteGroup Inc.	15,907		636,121
Ralph Lauren Corp.	3,319		307,638
Tapestry Inc.	17,452		552,879
VF Corp.	23,511		664,186
Whirlpool Corp.	4,179		577,705
			17,233,507
Consumer Services - 2.0%
Booking Holdings Inc.	2,788	[a]	5,212,110
Caesars Entertainment Inc.	15,042	[a]	657,787
Carnival Corp.	66,261	[a,b]	600,325
Chipotle Mexican Grill Inc.	1,980	[a]	2,966,693
Darden Restaurants Inc.	8,629		1,235,155
Domino's Pizza Inc.	2,407		799,702
Expedia Group Inc.	10,931	[a]	1,021,721
Hilton Worldwide Holdings Inc.	19,627		2,654,748
Las Vegas Sands Corp.	22,850	[a]	868,529
Marriott International Inc., Cl. A	18,969		3,037,127
McDonald's Corp.	51,748		14,109,610
MGM Resorts International	22,107		786,346
Norwegian Cruise Line Holdings Ltd.	30,338	[a,b]	512,409
Royal Caribbean Cruises Ltd.	16,376	[a,b]	874,151
Starbucks Corp.	80,243		6,948,241
Wynn Resorts Ltd.	7,958	[a,b]	508,516
Yum! Brands Inc.	20,236		2,392,907
			45,186,077
Diversified Financials - 5.2%
American Express Co.	42,135		6,254,941
Ameriprise Financial Inc.	7,599		2,349,003
Berkshire Hathaway Inc., Cl. B	126,593	[a]	37,356,328
BlackRock Inc.	10,556		6,818,226

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Diversified Financials - 5.2% (continued)
Capital One Financial Corp.	26,799		2,841,230
Cboe Global Markets Inc.	7,313		910,469
CME Group Inc.	25,068		4,344,284
Discover Financial Services	19,244		2,010,228
FactSet Research Systems Inc.	2,723		1,158,609
Franklin Resources Inc.	20,409	[b]	478,591
Intercontinental Exchange Inc.	39,639		3,788,299
Invesco Ltd.	30,009		459,738
MarketAxess Holdings Inc.	2,562		625,230
Moody's Corp.	11,065		2,930,787
Morgan Stanley	94,159		7,737,045
MSCI Inc.	5,759		2,700,165
Nasdaq Inc.	23,727		1,476,768
Northern Trust Corp.	15,027		1,267,527
Raymond James Financial Inc.	14,046		1,659,394
S&P Global Inc.	24,004		7,711,285
State Street Corp.	26,445		1,956,930
Synchrony Financial	34,689		1,233,541
T. Rowe Price Group Inc.	15,547		1,650,470
The Bank of New York Mellon Corp.	52,768		2,222,060
The Charles Schwab Corp.	107,211		8,541,500
The Goldman Sachs Group Inc.	24,032		8,279,264
			118,761,912
Energy - 5.3%
APA Corp.	24,535		1,115,361
Baker Hughes Co.	69,937		1,934,457
Chevron Corp.	126,503		22,884,393
ConocoPhillips	89,255		11,254,163
Coterra Energy Inc.	55,612		1,731,202
Devon Energy Corp.	45,686		3,533,812
Diamondback Energy Inc.	12,295		1,931,667
EOG Resources Inc.	41,587		5,677,457
EQT Corp.	23,267		973,491
Exxon Mobil Corp.	292,533		32,415,582
Halliburton Co.	64,582		2,352,076
Hess Corp.	18,998		2,680,238
Kinder Morgan Inc.	139,190		2,522,123
Marathon Oil Corp.	49,291		1,500,911
Marathon Petroleum Corp.	34,758		3,949,204
Occidental Petroleum Corp.	52,264		3,794,366
ONEOK Inc.	31,148		1,847,699
Phillips 66	34,159		3,562,442
Pioneer Natural Resources Co.	16,697		4,281,278

10

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Energy - 5.3% (continued)
Schlumberger Ltd.	98,903		5,145,923
Targa Resources Corp.	14,210		971,538
The Williams Companies	84,155		2,754,393
Valero Energy Corp.	27,624		3,468,193
			122,281,969
Food & Staples Retailing - 1.6%
Costco Wholesale Corp.	31,014		15,553,521
Sysco Corp.	36,175		3,131,308
The Kroger Company	45,909		2,171,037
Walgreens Boots Alliance Inc.	49,241		1,797,296
Walmart Inc.	100,131		14,251,645
			36,904,807
Food, Beverage & Tobacco - 3.7%
Altria Group Inc.	126,298		5,843,808
Archer-Daniels-Midland Co.	39,091		3,791,045
Brown-Forman Corp., Cl. B	13,004		884,272
Campbell Soup Co.	13,613		720,264
Conagra Brands Inc.	34,753		1,275,435
Constellation Brands Inc., Cl. A	11,245		2,778,415
General Mills Inc.	41,510		3,386,386
Hormel Foods Corp.	19,990		928,536
Kellogg Co.	17,304		1,329,293
Keurig Dr. Pepper Inc.	60,543		2,351,490
Lamb Weston Holdings Inc.	10,660		919,105
McCormick & Co.	17,015		1,338,060
Molson Coors Beverage Co., Cl. B	12,486		629,669
Mondelez International Inc., Cl. A	96,749		5,948,129
Monster Beverage Corp.	27,073	[a]	2,537,282
PepsiCo Inc.	96,749		17,567,683
Philip Morris International Inc.	108,465		9,962,510
The Coca-Cola Company	272,999		16,338,990
The Hershey Company	10,279		2,454,317
The J.M. Smucker Company	7,781		1,172,285
The Kraft Heinz Company	56,186		2,161,475
Tyson Foods Inc., Cl. A	20,696		1,414,572
			85,733,021
Health Care Equipment & Services - 6.4%
Abbott Laboratories	122,518		12,121,931
ABIOMED Inc.	3,125	[a]	787,750
Align Technology Inc.	5,267	[a]	1,023,378
AmerisourceBergen Corp.	10,941		1,720,144
Baxter International Inc.	34,861		1,894,695
Becton Dickinson & Co.	19,858		4,685,892

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Health Care Equipment & Services - 6.4% (continued)
Boston Scientific Corp.	101,503	[a]	4,375,794
Cardinal Health Inc.	18,226		1,383,353
Centene Corp.	40,077	[a]	3,411,755
Cigna Corp.	21,409		6,916,392
CVS Health Corp.	91,756		8,689,293
DaVita Inc.	4,489	[a]	327,742
Dentsply Sirona Inc.	14,977		461,591
DexCom Inc.	27,162	[a]	3,280,626
Edwards Lifesciences Corp.	43,187	[a]	3,128,034
Elevance Health Inc.	16,869		9,223,463
HCA Healthcare Inc.	15,078		3,279,013
Henry Schein Inc.	9,365	[a]	641,128
Hologic Inc.	17,443	[a]	1,182,635
Humana Inc.	8,782		4,901,059
IDEXX Laboratories Inc.	5,957	[a]	2,142,614
Intuitive Surgical Inc.	25,034	[a]	6,170,130
Laboratory Corp. of America Holdings	6,388		1,417,242
McKesson Corp.	10,028		3,904,602
Medtronic PLC	93,871		8,198,693
Molina Healthcare Inc.	4,249	[a]	1,524,796
Quest Diagnostics Inc.	8,334		1,197,179
ResMed Inc.	10,427		2,332,416
Steris PLC	6,864		1,184,589
Stryker Corp.	23,897		5,478,148
Teleflex Inc.	3,263		700,109
The Cooper Companies	3,561		973,542
UnitedHealth Group Inc.	65,646		36,443,377
Universal Health Services Inc., Cl. B	4,415		511,566
Zimmer Biomet Holdings Inc.	14,289		1,619,658
			147,234,329
Household & Personal Products - 1.6%
Church & Dwight Co.	17,302		1,282,597
Colgate-Palmolive Co.	58,269		4,302,583
Kimberly-Clark Corp.	23,881		2,972,229
The Clorox Company	8,320		1,215,053
The Estee Lauder Companies, Cl. A	16,436		3,295,254
The Procter & Gamble Company	167,885		22,609,073
			35,676,789
Insurance - 2.4%
Aflac Inc.	40,781		2,655,251
American International Group Inc.	53,609		3,055,713
Aon PLC, Cl. A	14,735		4,147,755
Arch Capital Group Ltd.	25,890	[a]	1,488,675

12

Description	Shares	Value ($)
Common Stocks - 99.2% (continued)
Insurance - 2.4% (continued)
Arthur J. Gallagher & Co.	14,584	2,728,375
Assurant Inc.	3,925	533,251
Brown & Brown Inc.	16,810	988,260
Chubb Ltd.	29,599	6,360,529
Cincinnati Financial Corp.	10,850	1,121,022
Everest Re Group Ltd.	2,707	873,441
Globe Life Inc.	6,140	709,293
Lincoln National Corp.	11,404	614,333
Loews Corp.	14,380	819,948
Marsh & McLennan Cos.	35,034	5,657,641
MetLife Inc.	46,918	3,434,867
Principal Financial Group Inc.	16,460	1,450,620
Prudential Financial Inc.	26,448	2,782,065
The Allstate Corp.	19,313	2,438,266
The Hartford Financial Services Group Inc.	22,633	1,638,856
The Progressive Corp.	40,746	5,231,786
The Travelers Companies	16,480	3,039,901
W.R. Berkley Corp.	14,591	1,085,279
Willis Towers Watson PLC	7,631	1,665,161
		54,520,288
Materials - 2.5%
Air Products & Chemicals Inc.	15,346	3,842,638
Albemarle Corp.	8,161	2,284,019
Amcor PLC	108,868	1,260,691
Avery Dennison Corp.	5,930	1,005,431
Ball Corp.	21,947	1,083,962
Celanese Corp.	7,192	691,295
CF Industries Holdings Inc.	14,103	1,498,585
Corteva Inc.	50,519	3,300,911
Dow Inc.	49,748	2,325,222
DuPont de Nemours Inc.	35,686	2,041,239
Eastman Chemical Co.	8,647	664,176
Ecolab Inc.	17,646	2,771,657
FMC Corp.	9,219	1,096,139
Freeport-McMoRan Inc.	102,160	3,237,450
International Flavors & Fragrances Inc.	17,954	1,752,490
International Paper Co.	25,505	857,223
Linde PLC	34,924	10,384,651
LyondellBasell Industries NV, Cl. A	18,588	1,421,053
Martin Marietta Materials Inc.	4,298	1,444,042
Newmont Corp.	54,775	2,318,078
Nucor Corp.	18,288	2,402,677

13

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Materials - 2.5% (continued)
Packaging Corp. of America	6,709		806,489
PPG Industries Inc.	16,280		1,858,850
Sealed Air Corp.	9,925		472,629
The Mosaic Company	24,120		1,296,450
The Sherwin-Williams Company	16,519		3,717,271
Vulcan Materials Co.	9,112		1,491,634
WestRock Co.	17,032		580,110
			57,907,062
Media & Entertainment - 6.1%
Activision Blizzard Inc.	50,130		3,649,464
Alphabet Inc., Cl. A	420,195	[a]	39,712,629
Alphabet Inc., Cl. C	377,008	[a]	35,687,577
Charter Communications Inc., Cl. A	7,835	[a]	2,880,303
Comcast Corp., Cl. A	310,498		9,855,207
DISH Network Corp., Cl. A	14,828	[a]	221,085
Electronic Arts Inc.	18,706		2,356,208
Fox Corp., Cl. A	22,625		653,184
Fox Corp., Cl. B	11,113		302,274
Live Nation Entertainment Inc.	9,228	[a]	734,641
Match Group Inc.	20,434	[a]	882,749
Meta Platforms Inc., Cl. A	160,483	[a]	14,950,596
Netflix Inc.	31,365	[a]	9,154,816
News Corporation, Cl. A	27,545		464,684
News Corporation, Cl. B	10,171	[b]	174,229
Omnicom Group Inc.	13,650		993,038
Paramount Global, Cl. B	35,689	[b]	653,822
Take-Two Interactive Software Inc.	10,773	[a]	1,276,385
The Interpublic Group of Companies	26,621		793,040
The Walt Disney Company	127,453	[a]	13,578,843
Warner Bros Discovery Inc.	151,654	[a]	1,971,502
			140,946,276
Pharmaceuticals Biotechnology & Life Sciences - 8.8%
AbbVie Inc.	124,306		18,198,398
Agilent Technologies Inc.	21,294		2,946,025
Amgen Inc.	37,380		10,105,683
Biogen Inc.	10,175	[a]	2,884,002
Bio-Rad Laboratories Inc., Cl. A	1,563	[a]	549,723
Bio-Techne Corp.	2,765		819,159
Bristol-Myers Squibb Co.	150,361		11,648,467
Catalent Inc.	12,319	[a]	809,728
Charles River Laboratories International Inc.	3,645	[a]	773,651
Danaher Corp.	46,038		11,586,383
14

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 8.8% (continued)
Eli Lilly & Co.	55,410		20,063,407
Gilead Sciences Inc.	87,556		6,869,644
Illumina Inc.	10,974	[a]	2,511,071
Incyte Corp.	13,350	[a]	992,439
IQVIA Holdings Inc.	13,100	[a]	2,746,677
Johnson & Johnson	184,695		32,131,389
Merck & Co. Inc.	177,990		18,012,588
Mettler-Toledo International Inc.	1,586	[a]	2,006,179
Moderna Inc.	24,024	[a]	3,611,528
Organon & Co.	17,889		468,334
PerkinElmer Inc.	8,970		1,198,213
Pfizer Inc.	392,608		18,275,902
Regeneron Pharmaceuticals Inc.	7,514	[a]	5,626,107
Thermo Fisher Scientific Inc.	27,391		14,078,152
Vertex Pharmaceuticals Inc.	17,837	[a]	5,565,144
Viatris Inc.	86,925		880,550
Waters Corp.	4,188	[a]	1,252,924
West Pharmaceutical Services Inc.	5,176		1,190,998
Zoetis Inc.	32,889		4,959,003
			202,761,468
Real Estate - 2.6%
Alexandria Real Estate Equities Inc.	10,146	[c]	1,474,214
American Tower Corp.	32,516	[c]	6,736,990
AvalonBay Communities Inc.	9,748	[c]	1,707,070
Boston Properties Inc.	9,836	[c]	715,077
Camden Property Trust	7,647	[c]	883,611
CBRE Group Inc., Cl. A	22,962	[a]	1,628,924
Crown Castle International Corp.	30,748	[c]	4,097,478
Digital Realty Trust Inc.	19,980	[c]	2,002,995
Equinix Inc.	6,320	[c]	3,579,901
Equity Residential	23,947	[c]	1,509,140
Essex Property Trust Inc.	4,765	[c]	1,058,974
Extra Space Storage Inc.	9,235	[c]	1,638,658
Federal Realty Investment Trust	4,558	[c]	451,151
Healthpeak Properties Inc.	38,816	[c]	921,104
Host Hotels & Resorts Inc.	49,004	[c]	925,196
Invitation Homes Inc.	40,727	[c]	1,290,639
Iron Mountain Inc.	20,152	[c]	1,009,011
Kimco Realty Corp.	44,211	[c]	945,231
Mid-America Apartment Communities Inc.	7,875	[c]	1,239,919
Prologis Inc.	64,380	[c]	7,130,085

15

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Real Estate - 2.6% (continued)
Public Storage	11,231	[c]	3,478,802
Realty Income Corp.	44,403	[c]	2,764,975
Regency Centers Corp.	10,491	[c]	634,810
SBA Communications Corp.	7,616	[c]	2,055,558
Simon Property Group Inc.	22,912	[c]	2,496,950
UDR Inc.	21,263	[c]	845,417
Ventas Inc.	28,964	[c]	1,133,361
VICI Properties Inc.	67,692	[c]	2,167,498
Vornado Realty Trust	9,626	[b,c]	227,077
Welltower Inc.	31,989	[c]	1,952,609
Weyerhaeuser Co.	52,761	[c]	1,631,898
			60,334,323
Retailing - 5.8%
Advance Auto Parts Inc.	4,469		848,752
Amazon.com Inc.	622,041	[a]	63,721,880
AutoZone Inc.	1,393	[a]	3,528,302
Bath & Body Works Inc.	15,929		531,710
Best Buy Co.	14,348		981,547
CarMax Inc.	10,835	[a,b]	682,713
Dollar General Corp.	15,874		4,048,664
Dollar Tree Inc.	14,760	[a]	2,339,460
eBay Inc.	38,216		1,522,525
Etsy Inc.	8,979	[a]	843,218
Genuine Parts Co.	9,739		1,732,179
LKQ Corp.	17,737		986,887
Lowe's Cos.	44,616		8,697,889
O'Reilly Automotive Inc.	4,435	[a]	3,712,849
Pool Corp.	2,916		887,135
Ross Stores Inc.	24,525		2,346,797
Target Corp.	32,622		5,358,163
The Home Depot Inc.	72,307		21,412,272
The TJX Companies	81,802		5,897,924
Tractor Supply Co.	7,890		1,733,985
Ulta Beauty Inc.	3,731	[a]	1,564,669
			133,379,520
Semiconductors & Semiconductor Equipment - 4.7%
Advanced Micro Devices Inc.	113,391	[a]	6,810,263
Analog Devices Inc.	36,521		5,208,625
Applied Materials Inc.	61,684		5,446,080
Broadcom Inc.	28,385		13,344,356
Enphase Energy Inc.	9,318	[a]	2,860,626
Intel Corp.	286,118		8,134,335
KLA Corp.	9,993		3,162,285

16

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Semiconductors & Semiconductor Equipment - 4.7% (continued)
Lam Research Corp.	9,620		3,893,984
Microchip Technology Inc.	38,247		2,361,370
Micron Technology Inc.	77,681		4,202,542
Monolithic Power Systems Inc.	3,134		1,063,836
NVIDIA Corp.	175,763		23,722,732
NXP Semiconductors NV	18,021		2,632,508
ON Semiconductor Corp.	30,953	[a]	1,901,443
Qorvo Inc.	7,801	[a]	671,510
Qualcomm Inc.	78,370		9,221,014
Skyworks Solutions Inc.	11,155		959,442
SolarEdge Technologies Inc.	4,019	[a]	924,491
Teradyne Inc.	10,860		883,461
Texas Instruments Inc.	64,095		10,295,580
			107,700,483
Software & Services - 12.6%
Accenture PLC, Cl. A	44,321		12,582,732
Adobe Inc.	32,873	[a]	10,470,050
Akamai Technologies Inc.	10,793	[a]	953,346
Ansys Inc.	6,044	[a]	1,336,691
Autodesk Inc.	15,235	[a]	3,264,860
Automatic Data Processing Inc.	29,225		7,063,682
Broadridge Financial Solutions Inc.	7,899		1,185,324
Cadence Design Systems Inc.	19,403	[a]	2,937,420
Ceridian HCM Holding Inc.	9,691	[a]	641,447
Cognizant Technology Solutions Corp., Cl. A	36,894		2,296,651
DXC Technology Co.	17,803	[a]	511,836
EPAM Systems Inc.	4,105	[a]	1,436,750
Fidelity National Information Services Inc.	42,361		3,515,539
Fiserv Inc.	44,951	[a]	4,618,266
FLEETCOR Technologies Inc.	5,455	[a]	1,015,285
Fortinet Inc.	45,741	[a]	2,614,556
Gartner Inc.	5,568	[a]	1,681,091
Global Payments Inc.	19,466		2,224,185
International Business Machines Corp.	62,935		8,703,281
Intuit Inc.	19,790		8,460,225
Jack Henry & Associates Inc.	5,173		1,029,737
Mastercard Inc., Cl. A	59,877		19,650,434
Microsoft Corp.	523,327		121,479,897
NortonLifeLock Inc.	41,176		927,695
Oracle Corp.	106,991		8,352,787
Paychex Inc.	22,328		2,641,626

17

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Software & Services - 12.6% (continued)
Paycom Software Inc.	3,436	[a]	1,188,856
PayPal Holdings Inc.	80,967	[a]	6,767,222
PTC Inc.	6,882	[a]	810,906
Roper Technologies Inc.	7,471		3,097,028
Salesforce Inc.	69,518	[a]	11,302,932
ServiceNow Inc.	14,026	[a]	5,901,299
Synopsys Inc.	10,847	[a]	3,173,290
Tyler Technologies Inc.	3,006	[a]	971,930
Verisign Inc.	6,586	[a]	1,320,230
Visa Inc., Cl. A	114,807	[b]	23,783,418
			289,912,504
Technology Hardware & Equipment - 8.8%
Amphenol Corp., Cl. A	42,243		3,203,287
Apple Inc.	1,060,328		162,590,696
Arista Networks Inc.	17,246	[a]	2,084,352
CDW Corp.	9,675		1,671,937
Cisco Systems Inc.	290,678		13,205,502
Corning Inc.	52,039		1,674,095
F5 Inc.	4,055	[a]	579,500
Hewlett Packard Enterprise Co.	94,499		1,348,501
HP Inc.	63,817		1,762,626
Juniper Networks Inc.	22,206		679,504
Keysight Technologies Inc.	12,922	[a]	2,250,366
Motorola Solutions Inc.	11,870		2,964,058
NetApp Inc.	16,109		1,115,870
Seagate Technology Holdings PLC	13,283		659,634
TE Connectivity Ltd.	22,875		2,796,011
Teledyne Technologies Inc.	3,169	[a]	1,261,199
Trimble Inc.	16,812	[a]	1,011,410
Western Digital Corp.	22,611	[a]	777,140
Zebra Technologies Corp., Cl. A	3,599	[a]	1,019,309
			202,654,997
Telecommunication Services - 1.2%
AT&T Inc.	500,933		9,132,009
Lumen Technologies Inc.	64,254	[b]	472,909
T-Mobile US Inc.	42,438	[a]	6,431,903
Verizon Communications Inc.	293,859		10,981,511
			27,018,332
Transportation - 1.6%
Alaska Air Group Inc.	7,706	[a]	342,609
American Airlines Group Inc.	48,295	[a]	684,823
C.H. Robinson Worldwide Inc.	8,662		846,451
CSX Corp.	151,152		4,392,477

18

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Transportation - 1.6% (continued)
Delta Air Lines Inc.	43,983	[a]	1,492,343
Expeditors International of Washington Inc.	11,494		1,124,688
FedEx Corp.	16,522		2,648,146
J.B. Hunt Transport Services Inc.	5,971		1,021,459
Norfolk Southern Corp.	16,459		3,753,804
Old Dominion Freight Line Inc.	6,371		1,749,477
Southwest Airlines Co.	41,781	[a]	1,518,739
Union Pacific Corp.	43,944		8,663,120
United Airlines Holdings Inc.	22,538	[a]	970,937
United Parcel Service Inc., Cl. B	51,391		8,621,868
			37,830,941
Utilities - 2.9%
Alliant Energy Corp.	17,773		927,217
Ameren Corp.	17,929		1,461,572
American Electric Power Co.	35,464		3,117,995
American Water Works Co.	12,859		1,868,927
Atmos Energy Corp.	9,553		1,017,872
CenterPoint Energy Inc.	45,197		1,293,086
CMS Energy Corp.	21,111		1,204,383
Consolidated Edison Inc.	25,156		2,212,722
Constellation Energy Corp.	23,024		2,176,689
Dominion Energy Inc.	59,279		4,147,752
DTE Energy Co.	13,297		1,490,727
Duke Energy Corp.	53,781		5,011,314
Edison International	25,940		1,557,438
Entergy Corp.	14,723		1,577,422
Evergy Inc.	16,344		999,109
Eversource Energy	24,246		1,849,485
Exelon Corp.	69,232		2,671,663
FirstEnergy Corp.	38,965		1,469,370
NextEra Energy Inc.	137,461		10,653,227
NiSource Inc.	27,992		719,114
NRG Energy Inc.	16,137		716,483
PG&E Corp.	104,261	[a,b]	1,556,617
Pinnacle West Capital Corp.	7,891		530,354
PPL Corp.	52,795		1,398,540
Public Service Enterprise Group Inc.	35,449		1,987,625
Sempra Energy	21,678		3,272,077
The AES Corp.	46,884		1,226,485
The Southern Company	75,304		4,930,906
WEC Energy Group Inc.	22,397		2,045,518

19

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 99.2% (continued)
Utilities - 2.9% (continued)
Xcel Energy Inc.		37,515		2,442,602
				67,534,291
Total Common Stocks (cost $657,457,173)				2,283,523,405
	1-Day Yield (%)
Investment Companies - .6%
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $14,479,303)	3.23	14,479,303	[d]	14,479,303

Investment of Cash Collateral for Securities Loaned - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $1,547,539)	3.23	1,547,539	[d]	1,547,539
Total Investments (cost $673,484,015)		99.9%		2,299,550,247
Cash and Receivables (Net)		.1%		1,659,945
Net Assets		100.0%		2,301,210,192

a Non-income producing security.

b Security, or portion thereof, on loan. At October 31, 2022, the value of the fund’s securities on loan was $30,172,589 and the value of the collateral was $31,057,237, consisting of cash collateral of $1,547,539 and U.S. Government & Agency securities valued at $29,509,698. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	26.1
Health Care	15.2
Financials	11.4
Consumer Discretionary	10.8
Industrials	8.2
Communication Services	7.3
Consumer Staples	6.9
Energy	5.3
Utilities	2.9
Real Estate	2.6
Materials	2.5
Investment Companies	.7
99.9

† Based on net assets.

See notes to financial statements.

20

Affiliated Issuers
Description	Value ($) 10/31/2021	Purchases ($)†	Sales ($)	Value ($) 10/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .6%	23,987,934	411,907,756	(421,416,387)	14,479,303	178,396
Investment of Cash Collateral for Securities Loaned - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .1%	-	31,569,968	(30,022,429)	1,547,539	40,591	††
Total - .7%	23,987,934	443,477,724	(451,438,816)	16,026,842	218,987

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation ($)
Futures Long
Standard & Poor's 500 E-mini	93	12/16/2022	17,520,659	18,055,950	535,291
Gross Unrealized Appreciation				535,291

See notes to financial statements.

21

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2022

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $30,172,589)—Note 1(c):
Unaffiliated issuers	657,457,173	2,283,523,405
Affiliated issuers	16,026,842	16,026,842
Cash		2,105,361
Dividends and securities lending income receivable		1,749,763
Receivable for shares of Common Stock subscribed		1,545,881
Cash collateral held by broker—Note 4		960,000
		2,305,911,252
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc.—Note 3(b)		298,227
Liability for securities on loan—Note 1(c)		1,547,539
Payable for investment securities purchased		1,488,597
Payable for shares of Common Stock redeemed		1,210,896
Payable for futures variation margin—Note 4		129,273
Directors’ fees and expenses payable		26,528
		4,701,060
Net Assets ($)		2,301,210,192
Composition of Net Assets ($):
Paid-in capital		369,413,082
Total distributable earnings (loss)		1,931,797,110
Net Assets ($)		2,301,210,192

Shares Outstanding
(150 million shares of $.001 par value Common Stock authorized)	36,791,731
Net Asset Value Per Share ($)	62.55

See notes to financial statements.

22

STATEMENT OF OPERATIONS

Year Ended October 31, 2022

Investment Income ($):
Income:
Cash dividends (net of $9,325 foreign taxes withheld at source):
Unaffiliated issuers	42,458,312
Affiliated issuers	178,396
Income from securities lending—Note 1(c)	40,591
Interest	3,359
Total Income	42,680,658
Expenses:
Management fee—Note 3(a)	5,465,690
Legal fees—Note 5	523,207
Directors’ fees—Note 3(a,c)	293,200
Loan commitment fees—Note 2	56,891
Interest expense—Note 2	24,531
Total Expenses	6,363,519
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(293,200)
Net Expenses	6,070,319
Net Investment Income	36,610,339
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	352,961,849
Net realized gain (loss) on futures	447,397
Net Realized Gain (Loss)	353,409,246
Net change in unrealized appreciation (depreciation) on investments	(826,360,876)
Net change in unrealized appreciation (depreciation) on futures	(478,028)
Net Change in Unrealized Appreciation (Depreciation)	(826,838,904)
Net Realized and Unrealized Gain (Loss) on Investments	(473,429,658)
Net (Decrease) in Net Assets Resulting from Operations	(436,819,319)

See notes to financial statements.

23

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2022	2021
Operations ($):
Net investment income	36,610,339	39,558,871
Net realized gain (loss) on investments	353,409,246	390,389,208
Net change in unrealized appreciation (depreciation) on investments	(826,838,904)	652,392,911
Net Increase (Decrease) in Net Assets Resulting from Operations	(436,819,319)	1,082,340,990
Distributions ($):
Distributions to shareholders	(382,611,312)	(135,846,648)
Capital Stock Transactions ($):
Net proceeds from shares sold	259,378,050	225,957,699
Distributions reinvested	279,388,472	93,178,557
Cost of shares redeemed	(692,248,939)	(757,604,416)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(153,482,417)	(438,468,160)
Total Increase (Decrease) in Net Assets	(972,913,048)	508,026,182
Net Assets ($):
Beginning of Period	3,274,123,240	2,766,097,058
End of Period	2,301,210,192	3,274,123,240
Capital Share Transactions (Shares):
Shares sold	3,826,978	3,059,939
Shares issued for distributions reinvested	3,711,252	1,381,720
Shares redeemed	(10,126,013)	(10,423,850)
Net Increase (Decrease) in Shares Outstanding	(2,587,783)	(5,982,191)

See notes to financial statements.

24

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	83.14	60.98	58.54	54.53	52.24
Investment Operations:
Net investment income[a]	.93	.94	1.00	1.02	.94
Net realized and unrealized gain (loss) on investments	(11.62)	24.32	4.45	6.06	2.74
Total from Investment Operations	(10.69)	25.26	5.45	7.08	3.68
Distributions:
Dividends from net investment income	(.98)	(.97)	(1.03)	(.97)	(.92)
Dividends from net realized gain on investments	(8.92)	(2.13)	(1.98)	(2.10)	(.47)
Total Distributions	(9.90)	(3.10)	(3.01)	(3.07)	(1.39)
Net asset value, end of period	62.55	83.14	60.98	58.54	54.53
Total Return (%)	(14.78)	42.64	9.51	14.16	7.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.23	.21	.21	.21	.21
Ratio of net expenses to average net assets	.22	.20	.20	.20	.20
Ratio of net investment income
to average net assets	1.34	1.27	1.70	1.86	1.70
Portfolio Turnover Rate	1.84	3.27	2.56	4.53	3.20
Net Assets, end of period ($ x 1,000)	2,301,210	3,274,123	2,766,097	2,726,019	2,545,990

a Based on average shares outstanding.

See notes to financial statements.

25

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Institutional S&P 500 Stock Index Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds IV, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek to match the total return of the S&P 500® Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares.

Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Service Plan fees. Class I shares are offered without a front-end sales charge or a contingent deferred sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability

26

in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment

27

NOTES TO FINANCIAL STATEMENTS (continued)

companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2022 in valuing the fund’s investments:

28

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	2,283,523,405	-	-	2,283,523,405
Investment Companies	16,026,842	-	-	16,026,842
Other Financial Instruments:
Futures††	535,291	-	-	535,291

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of October 31, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of

29

NOTES TO FINANCIAL STATEMENTS (continued)

the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2022, BNY Mellon earned $5,534 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

30

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2022, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2022, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $9,768,465, undistributed capital gains $303,993,830 and unrealized appreciation $1,618,034,815.

The tax character of distributions paid to shareholders during the fiscal years ended October 31, 2022 and October 31, 2021 were as follows: ordinary income $43,708,894 and $53,143,275, and long-term capital gains $338,902,418 and $82,703,373, respectively.

During the period ended October 31, 2022, as a result of permanent book to tax differences, primarily due to the tax treatment for treating a portion of the proceeds from redemptions as a distribution for tax purposes, the fund decreased total distributable earnings (loss) by $46,347,605 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon

31

NOTES TO FINANCIAL STATEMENTS (continued)

Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2022 was approximately $938,082 with a related weighted average annualized interest rate of 2.62%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the Adviser provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Adviser also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Adviser a fee, calculated daily and paid monthly, at an annual rate of .20% of the value of the fund’s average daily net assets. Out of its fee, the Adviser pays all of the expenses of the fund except brokerage fees, taxes, interest expense, commitment fees on borrowings, fees and expenses of non-interested Board Members (including counsel fees) and extraordinary expenses. In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Board Members (including counsel fees). During the period ended October 31, 2022, fees reimbursed by the Adviser amounted to $293,200.

(b) The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc.” in the Statement of Assets and Liabilities consist of: management fee of $378,227, which are offset against an expense reimbursement currently in effect in the amount of $80,000.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

32

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended October 31, 2022, amounted to $49,910,732 and $540,879,879, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The SEC recently adopted Rule 18f-4 under the Act, which, effective August 18, 2022, regulates the use of derivatives transactions for certain funds registered under the Act. The fund is deemed a “limited” derivatives user under the rule and is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of fund’s net assets, and is subject to certain reporting requirements. Each type of derivative instrument that was held by the fund during the period ended October 31, 2022 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2022 are set forth in the Statement of Investments.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2022:

Average Market Value ($)
Equity futures	21,232,433

At October 31, 2022, the cost of investments for federal income tax purposes was $681,515,432; accordingly, accumulated net unrealized appreciation on investments was $1,618,034,815, consisting of

33

NOTES TO FINANCIAL STATEMENTS (continued)

$1,662,608,780 gross unrealized appreciation and $44,573,965 gross unrealized depreciation.

NOTE 5—Shareholder Demand Review:

On July 30, 2021, the fund Board received a demand letter sent on behalf of a shareholder, alleging that the fund paid excessive management fees to the Adviser, and demanding that the Board investigate the compensation paid by the fund to the Adviser and take certain other actions.  In response to the demand letter, the Board established a Demand Review Committee (the “Committee”) of independent members of the Board to investigate the shareholder’s claims with the assistance of independent counsel. At the fund’s fourth quarter 2022 Board meeting, the Committee informed the Board that it had concluded its investigation, presented the findings of its investigation, and recommended that the Board reject taking any of the actions outlined in the demand letter. The Board accepted the Committee’s recommendation and voted to reject taking the actions outlined in the demand letter. As of the end of the reporting period, the fund paid $523,207 in extraordinary expense disclosed as Legal fees within the Statement of Operations.

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Directors of
BNY Mellon Investment Funds IV, Inc. :

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Institutional S&P 500 Stock Index Fund (the Fund), a series of BNY Mellon Investment Funds IV, Inc., including the statement of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
December 23, 2022

35

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $42,853,823 as ordinary income dividends paid during the year ended October 31, 2022 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 96.74% of ordinary income dividends paid during the year ended October 31, 2022 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2023 of the percentage applicable to the preparation of their 2022 income tax returns. Also the fund reports the maximum amount allowable but not less than $8.7739 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.1501 as a short-term capital gain dividend paid on December 22, 2021 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

36

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (79)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 94

———————

Francine J. Bovich (71)

Board Member (2012)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 54

———————

Andrew J. Donohue (72)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP. a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 44

———————

37

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Kenneth A. Himmel (76)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Gulf Related, an international real estate development company, Managing Partner (2010-Present)

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Roslyn M. Watson (73)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 44

———————

Benaree Pratt Wiley (76)

Board Member (1998)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 61

———————

38

Interested Board Member

Bradley Skapyak (63)

Board Member (2021)

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of The Dreyfus Corporation (2009-2019)

• Chief Executive Officer and Director of the Distributor (2016-2019)

• Chairman and Director of The Dreyfus Transfer Agent, Inc. (2011-2019)

• Senior Vice President of The Bank of New York Mellon (2007-2019)

No. of Portfolios for which Board Member Serves: 22

Mr. Skapyak is deemed to be an Interested Board Member of the fund as a result of his ownership of unvested restricted stock units of BNY Mellon.

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

39

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; and Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 55 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 44 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 64 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 47 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of the Adviser since June 2019.

40

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 55 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Vice President and Head of Product Development of North America Product, BNY Mellon Investment Management since January 2018; Co-Head of Product Management, Development & Oversight of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President and Head of Product Management of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Research and Analytics of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 46 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 55 investment companies (comprised of 115 portfolios) managed by the Adviser. He is 65 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 48 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 54 years old and has been an employee of the Distributor since 1997.

41

For More Information

BNY Mellon Institutional S&P 500 Stock Index Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbol:	DSPIX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 0713AR1022

BNY Mellon Tax Managed Growth Fund

ANNUAL REPORT October 31, 2022

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2021, through October 31, 2022, as provided by portfolio managers Alan R. Christensen, Catherine P. Crain, W. Gentry Lee, Jr., Christopher B. Sarofim, and Charles E. Sheedy of Fayez Sarofim & Co., sub-adviser.

Market and Fund Performance Overview

For the 12-month period ended October 31, 2022, BNY Mellon Tax Managed Growth Fund’s (the “fund”) Class A shares produced a total return of −18.09%, Class C shares returned −18.70% and Class I shares returned −17.90%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, returned −14.60% for the same period.2

U.S. equities declined during the reporting period in response to inflation, tightening monetary policy and concerns about a potentially slowing economy. The fund lagged its benchmark due primarily to unfavorable security selection.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation consistent with minimizing realized capital gains. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and employs a tax-managed strategy, which is an approach to managing a fund that seeks to minimize capital gains-tax liabilities.

In choosing stocks, the fund’s portfolio managers first identify economic sectors that they believe will expand over the next three to five years or longer. Using fundamental analysis, the fund’s portfolio managers then seek companies within these sectors that have dominant positions in their industries, and that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. The fund’s portfolio managers also are alert to companies that they consider undervalued in terms of current earnings, assets or growth prospects.

The fund may invest in U.S. dollar-denominated American depositary receipts (ADRs). The fund attempts to enhance after-tax returns by minimizing its annual taxable distributions to shareholders. To do so, the fund employs a “buy-and hold” investment strategy, which generally has resulted in an annual portfolio turnover rate of below 15%.

Markets Hindered by Inflation, Tightening Monetary Policy and Growth Concerns

The reporting period was defined by a significant shift from positive to negative investor sentiment, which led to steep declines in the equity market. The Index reached new all-time highs in early January of 2022 before concerns over high inflation, monetary policy normalization, and the Russia-Ukraine conflict turned investor sentiment negative.

Inflation continued the upward trend that began in 2021 and ultimately reached a multidecade high of 9.1% in June of 2022, as measured by the annual headline Consumer Price Index, worrying consumers and investors alike. In response to this persistently high inflation, the Federal Reserve (“Fed”) shifted its policy from helping the economy recover after the COVID-19 shutdowns to taming high inflation by raising interest rates and reducing its balance sheet. Citing a strong economy and noting a sense of urgency, the Fed

2

began to implement rate hikes in March 2022. Higher rates are intended to help tame inflation as consumers and businesses cut back on consumption and investments due to higher borrowing costs. But an overly aggressive approach could go too far and tip the economy into a recession. The ultimate result of the Fed’s monetary tightening policy continues to be debated, with a recession as the worst-case scenario and a “soft landing” as the best-case scenario.

The adverse impact of the Russia-Ukraine conflict on the global supply chain also continued to weigh on investor sentiment. The U.S. and major economies in Europe and Asia imposed sanctions against Russia for its invasion, exacerbating the already high price of commodities such as wheat and crude oil.

As markets digested the winding down of pandemic-era accommodative monetary policies, the growth outlook has been dampened by the intertwining issues of supply-chain disruptions, COVID-19 lockdowns and inflation. As 2022 has progressed, inflation data and the Fed’s monetary tightening policies dominated the market narrative. While some investors were optimistic that a downtick in inflation would compel the Fed to pivot away from its monetary tightening path, Chairman Powell rejected any notion of a pivot and shifted expectations toward a prolonged period of restrictive monetary policy and slower growth. Slower growth prospects, supply-chain concerns, and higher interest rates for longer negatively impacted stock valuations.

Within the S&P 500, the energy sector was a standout and gained over 60% during the period, driven by high energy prices. Several other sectors were challenged, with the communication services, consumer discretionary and real estate sectors performing the worst.

Stock Selection Hampered Performance

The fund underperformed the S&P 500 Index during the period as a negative stock selection effect outweighed a positive allocation effect. In the communication services sector, a negative allocation and stock selection effect detracted from fund results. In the health care sector, the combination of the fund’s holdings trailing their sector peers and an underweight allocation resulted in an overall negative contribution for the period. Stock selection was also a detractor in the financial sector. The top detractors from relative performance included Meta Platforms Inc., Microsoft Corp., Amazon.com Inc., Alphabet Inc. and Estee Lauder Companies.

On a more positive note, the fund was a beneficiary of positive stock selection and allocation effects stemming from its overweight allocation to the energy sector, which was the best-performing sector in the Index. In the consumer discretionary sector, the fund also benefited from positive allocation and selection effects as its holdings outpaced the Index. The fund’s strategic holdings in the information technology sector also contributed positively to performance. The top contributors to relative performance included Chevron Corp., Hess Corp., UnitedHealth Group Inc., Exxon Mobil Corp. and The Progressive Corp.

A Focus on Quality

We expect markets to be turbulent as we endure a longer period of monetary policy tightening, which can result in strains on the economy. As the fund has done in its long history, it remains focused on companies with solid pricing power, high margins and secure

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

balance sheets. We believe the earnings and cash flow streams of these companies should remain resilient. In the current environment, capital allocation and operational excellence remain paramount, as missteps are being punished quickly.

Although we do not see reasons to be overly aggressive while the Fed is hiking rates, we are beginning to see more attractive valuations in companies that we believe may have unique competitive positioning and advantages. It is easy to be pessimistic, but we are reminded that we have been through many difficult periods through seven decades of market history. In addition, it is important to remember that lower valuations and share prices tend to, typically, improve the opportunity for future returns. We remain dedicated to identifying the best businesses and management teams at attractive prices.

November 15, 2022

Effective June 1, 2022, Fayez Sarofim no longer serves as a portfolio manager of the fund.

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be and should not be interpreted as recommendations.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Tax Managed Growth Fund with a hypothetical investment of $10,000 in the S&P 500® Index (the “Index”).

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon Tax Managed Growth Fund on 10/31/12 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 10/31/2022
	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	-22.80%	9.05%	9.37%
without sales charge	-18.09%	10.35%	10.02%
Class C shares
with applicable redemption charge †	-19.48%	9.53%	9.20%
without redemption	-18.70%	9.53%	9.20%
Class I shares	-17.90%	10.64%	10.30%
S&P 500® Index	-14.60%	10.44%	12.78%

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Tax Managed Growth Fund from May 1, 2022 to October 31, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2022

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.87	$9.51	$4.65
Ending value (after expenses)	$939.40	$935.70	$940.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2022

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.11	$9.91	$4.84
Ending value (after expenses)	$1,019.16	$1,015.38	$1,020.42
†

Expenses are equal to the fund’s annualized expense ratio of 1.20% for Class A, 1.95% for Class C and .95% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

October 31, 2022

Description	Shares		Value ($)
Common Stocks - 99.3%
Banks - 2.3%
JPMorgan Chase & Co.	22,100		2,781,948
Capital Goods - 1.4%
Otis Worldwide Corp.	6,315		446,092
Raytheon Technologies Corp.	14,080		1,335,066
			1,781,158
Commercial & Professional Services - .5%
Verisk Analytics Inc.	3,435		628,021
Consumer Durables & Apparel - 1.1%
NIKE Inc., Cl. B	14,460		1,340,153
Consumer Services - 4.4%
Marriott International Inc., Cl. A	13,100		2,097,441
McDonald's Corp.	12,190		3,323,725
			5,421,166
Diversified Financials - 5.8%
BlackRock Inc.	5,365		3,465,307
Intercontinental Exchange Inc.	21,415		2,046,632
S&P Global Inc.	5,065		1,627,131
			7,139,070
Energy - 10.9%
Chevron Corp.	35,590		6,438,231
Exxon Mobil Corp.	22,475		2,490,455
Hess Corp.	32,225		4,546,303
			13,474,989
Food, Beverage & Tobacco - 9.2%
Altria Group Inc.	23,105		1,069,068
Nestle SA, ADR	22,085		2,400,860
PepsiCo Inc.	13,885		2,521,238
Philip Morris International Inc.	27,935		2,565,830
The Coca-Cola Company	46,405		2,777,339
			11,334,335
Health Care Equipment & Services - 7.6%
Abbott Laboratories	28,560		2,825,727
Intuitive Surgical Inc.	5,480	[a]	1,350,656
UnitedHealth Group Inc.	9,385		5,210,083
			9,386,466
Household & Personal Products - 3.1%
The Estee Lauder Companies, Cl. A	19,000		3,809,310
Insurance - 1.3%
The Progressive Corp.	12,675		1,627,470
Materials - 3.2%
Air Products & Chemicals Inc.	11,660		2,919,664

8

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Materials - 3.2% (continued)
The Sherwin-Williams Company	4,850		1,091,396
			4,011,060
Media & Entertainment - 5.6%
Alphabet Inc., Cl. C	37,460	[a]	3,545,964
Comcast Corp., Cl. A	50,810		1,612,709
Meta Platforms Inc., Cl. A	14,110	[a]	1,314,488
The Walt Disney Company	3,897	[a]	415,186
			6,888,347
Pharmaceuticals Biotechnology & Life Sciences - 4.6%
Johnson & Johnson	7,450		1,296,076
Novo Nordisk A/S, ADR	34,655		3,771,850
Zoetis Inc.	4,450		670,971
			5,738,897
Retailing - 3.5%
Amazon.com Inc.	42,625	[a]	4,366,505
Semiconductors & Semiconductor Equipment - 7.1%
ASML Holding NV	7,240		3,420,321
Texas Instruments Inc.	33,765		5,423,672
			8,843,993
Software & Services - 16.8%
Adobe Inc.	3,650	[a]	1,162,525
Automatic Data Processing Inc.	4,795		1,158,952
Gartner Inc.	2,150	[a]	649,128
Intuit Inc.	4,505		1,925,887
Mastercard Inc., Cl. A	4,025		1,320,924
Microsoft Corp.	42,300		9,819,099
Visa Inc., Cl. A	23,150	[b]	4,795,754
			20,832,269
Technology Hardware & Equipment - 7.1%
Apple Inc.	57,290		8,784,849
Transportation - 3.8%
Canadian Pacific Railway Ltd.	41,080		3,060,049
Union Pacific Corp.	8,245		1,625,419
			4,685,468
Total Common Stocks (cost $49,582,489)			122,875,474

9

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .8%
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $962,357)	3.23	962,357	[c]	962,357
Total Investments (cost $50,544,846)		100.1%		123,837,831
Liabilities, Less Cash and Receivables		(.1%)		(74,792)
Net Assets		100.0%		123,763,039

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At October 31, 2022, the value of the fund’s securities on loan was $4,747,693 and the value of the collateral was $4,893,919, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	31.1
Consumer Staples	12.2
Health Care	12.2
Energy	10.9
Financials	9.3
Consumer Discretionary	9.0
Industrials	5.7
Communication Services	5.6
Materials	3.3
Investment Companies	.8
100.1

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 10/31/2021	Purchases ($)†	Sales ($)	Value ($) 10/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .8%	1,160,287	13,377,099	(13,575,029)	962,357	8,918

10

Description	Value ($) 10/31/2021	Purchases ($)†	Sales ($)	Value ($) 10/31/2022	Dividends/ Distributions ($)
Investment of Cash Collateral for Securities Loaned - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	3,259,382	14,352,060	(17,611,442)	-	8,629	††
Total - .8%	4,419,669	27,729,159	(31,186,471)	962,357	17,547

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2022

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $4,747,693)—Note 1(c):
Unaffiliated issuers	49,582,489	122,875,474
Affiliated issuers	962,357	962,357
Cash		4,313
Dividends and securities lending income receivable		80,038
Tax reclaim receivable—Note 1(b)		39,639
Receivable for shares of Common Stock subscribed		1,505
		123,963,326
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		117,352
Payable for shares of Common Stock redeemed		81,101
Directors’ fees and expenses payable		1,834
		200,287
Net Assets ($)		123,763,039
Composition of Net Assets ($):
Paid-in capital		41,277,478
Total distributable earnings (loss)		82,485,561
Net Assets ($)		123,763,039

Net Asset Value Per Share	Class A	Class C	Class I
Net Assets ($)	98,195,626	4,055,757	21,511,656
Shares Outstanding	2,802,857	127,281	610,591
Net Asset Value Per Share ($)	35.03	31.86	35.23

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Year Ended October 31, 2022

Investment Income ($):
Income:
Cash dividends (net of $30,238 foreign taxes withheld at source):
Unaffiliated issuers	1,964,318
Affiliated issuers	8,918
Income from securities lending—Note 1(c)	8,629
Total Income	1,981,865
Expenses:
Management fee—Note 3(a)	1,336,344
Distribution/Service Plan fees—Note 3(b)	329,839
Directors’ fees—Note 3(a,c)	14,603
Loan commitment fees—Note 2	2,897
Total Expenses	1,683,683
Less—Directors’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(14,603)
Net Expenses	1,669,080
Net Investment Income	312,785
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	8,968,500
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(37,902,583)
Net Realized and Unrealized Gain (Loss) on Investments	(28,934,083)
Net (Decrease) in Net Assets Resulting from Operations	(28,621,298)

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2022	2021
Operations ($):
Net investment income	312,785	165,054
Net realized gain (loss) on investments	8,968,500	6,218,285
Net change in unrealized appreciation (depreciation) on investments	(37,902,583)	40,214,923
Net Increase (Decrease) in Net Assets Resulting from Operations	(28,621,298)	46,598,262
Distributions ($):
Distributions to shareholders:
Class A	(4,992,632)	(6,235,634)
Class C	(251,713)	(797,636)
Class I	(1,022,214)	(1,172,400)
Total Distributions	(6,266,559)	(8,205,670)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	5,502,533	11,674,318
Class C	538,206	770,673
Class I	5,261,223	5,183,820
Distributions reinvested:
Class A	4,283,126	5,277,331
Class C	251,278	797,096
Class I	958,458	1,104,596
Cost of shares redeemed:
Class A	(12,274,272)	(9,594,249)
Class C	(1,402,465)	(8,611,137)
Class I	(4,633,249)	(2,355,255)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(1,515,162)	4,247,193
Total Increase (Decrease) in Net Assets	(36,403,019)	42,639,785
Net Assets ($):
Beginning of Period	160,166,058	117,526,273
End of Period	123,763,039	160,166,058

14

	Year Ended October 31,
	2022	2021
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	133,759	310,318
Shares issued for distributions reinvested	98,546	149,137
Shares redeemed	(317,981)	(248,539)
Net Increase (Decrease) in Shares Outstanding	(85,676)	210,916
Class Cb
Shares sold	13,948	20,930
Shares issued for distributions reinvested	6,304	24,436
Shares redeemed	(38,809)	(251,332)
Net Increase (Decrease) in Shares Outstanding	(18,557)	(205,966)
Class Ia
Shares sold	134,174	132,614
Shares issued for distributions reinvested	22,018	31,039
Shares redeemed	(120,994)	(60,634)
Net Increase (Decrease) in Shares Outstanding	35,198	103,019

[a]	During the period ended October 31, 2022, 13,971 Class A shares representing $510,580 were exchanged for 13,891 Class I shares.
[b]

During the period ended October 31, 2022, 2,862 Class C shares representing $113,080 were automatically converted to 2,625 Class A shares and during the period ended October 31, 2021, 7,212 Class C shares representing $253,319 were automatically converted to 6,649 Class A shares.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	44.49	33.79	30.45	29.35	29.44
Investment Operations:
Net investment income[a]	.08	.05	.18	.26	.24
Net realized and unrealized gain (loss) on investments	(7.80)	12.99	4.72	3.85	1.25
Total from Investment Operations	(7.72)	13.04	4.90	4.11	1.49
Distributions:
Dividends from net investment income	(.02)	(.06)	(.22)	(.30)	(.23)
Dividends from net realized gain on investments	(1.72)	(2.28)	(1.34)	(2.71)	(1.35)
Total Distributions	(1.74)	(2.34)	(1.56)	(3.01)	(1.58)
Net asset value, end of period	35.03	44.49	33.79	30.45	29.35
Total Return (%)[b]	(18.09)	40.40	16.73	15.88	5.19
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.21	1.21	1.21	1.21	1.26
Ratio of net expenses to average net assets	1.20	1.20	1.20	1.20	1.25
Ratio of net investment income to average net assets	.21	.12	.56	.92	.82
Portfolio Turnover Rate	7.55	4.27	9.68	2.69	5.63
Net Assets, end of period ($ x 1,000)	98,196	128,512	90,470	82,846	77,180

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

16

Class C Shares	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	40.89	31.39	28.42	27.59	27.77
Investment Operations:
Net investment income (loss)[a]	(.20)	(.19)	(.05)	.05	.02
Net realized and unrealized gain (loss) on investments	(7.11)	11.97	4.39	3.58	1.18
Total from Investment Operations	(7.31)	11.78	4.34	3.63	1.20
Distributions:
Dividends from net investment income	-	-	(.03)	(.09)	(.03)
Dividends from net realized gain on investments	(1.72)	(2.28)	(1.34)	(2.71)	(1.35)
Total Distributions	(1.72)	(2.28)	(1.37)	(2.80)	(1.38)
Net asset value, end of period	31.86	40.89	31.39	28.42	27.59
Total Return (%)[b]	(18.70)	39.37	15.83	15.01	4.41
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.96	1.96	1.96	1.96	2.01
Ratio of net expenses to average net assets	1.95	1.95	1.95	1.95	2.00
Ratio of net investment income (loss) to average net assets	(.56)	(.55)	(.17)	.18	.06
Portfolio Turnover Rate	7.55	4.27	9.68	2.69	5.63
Net Assets, end of period ($ x 1,000)	4,056	5,963	11,043	12,001	13,123

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Class I Shares	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	44.65	33.90	30.55	29.43	29.50
Investment Operations:
Net investment income[a]	.18	.14	.26	.33	.33
Net realized and unrealized gain (loss) on investments	(7.84)	13.04	4.73	3.87	1.26
Total from Investment Operations	(7.66)	13.18	4.99	4.20	1.59
Distributions:
Dividends from net investment income	(.04)	(.15)	(.30)	(.37)	(.31)
Dividends from net realized gain on investments	(1.72)	(2.28)	(1.34)	(2.71)	(1.35)
Total Distributions	(1.76)	(2.43)	(1.64)	(3.08)	(1.66)
Net asset value, end of period	35.23	44.65	33.90	30.55	29.43
Total Return (%)	(17.90)	40.76	17.00	16.21	5.51
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	.96	.96	.96	1.01
Ratio of net expenses to average net assets	.95	.95	.95	.95	1.00
Ratio of net investment income to average net assets	.46	.36	.81	1.18	1.11
Portfolio Turnover Rate	7.55	4.27	9.68	2.69	5.63
Net Assets, end of period ($ x 1,000)	21,512	25,691	16,013	13,931	15,026

a Based on average shares outstanding.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Tax Managed Growth Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds IV, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek long-term capital appreciation consistent with minimizing realized capital gains. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (the “Sub-Adviser” or “Sarofim & Co.”) serves as the sub-adviser to the fund. Due to a change in the ownership and organizational structure of Sarofim & Co. that occurred on May 28, 2022 (the “Effective Date”), the then-existing sub-advisory agreement between the Adviser and Sarofim & Co., on behalf of the fund (the “Prior Sub-Advisory Agreement”) terminated in accordance with its terms and the Act.

To enable Sarofim & Co. to continue to provide sub-advisory services to the fund after the Effective Date, the Company’s Board of Directors (the “Board”) approved an interim sub-advisory agreement between the Adviser and Sarofim & Co., on behalf of the fund (the “Interim Sub-Advisory Agreement”), which did not require shareholder approval, and a new sub-advisory agreement between the Adviser and Sarofim & Co., on behalf of the fund (the “New Sub-Advisory Agreement”), which required approval by a majority of the fund’s outstanding voting securities before it could go into effect. As required under the Act, the Interim Sub-Advisory Agreement expired upon the earlier of 150 days after the Effective Date or upon shareholder approval and effectiveness of the New Sub-Advisory Agreement. Therefore, the Board called a Special Meeting of Shareholders to seek shareholder approval of the New Sub-Advisory Agreement in order to ensure that Sarofim & Co. could provide uninterrupted service as sub-adviser to the fund. At a Special Meeting of Shareholders held on October 4, 2022, votes were presented and counted but the fund did not receive enough votes to reach the required threshold to approve the New Sub-Advisory Agreement. While the percentage of shares voted was significantly in favor of the proposal, the shareholder meeting was further adjourned to October 24, 2022 to provide additional time for shareholders of the fund to vote. At a Special Meeting of Shareholders on October 24, 2022, shareholder approval was obtained for the New Sub-Advisory Agreement. See “Proxy Results (Unaudited)”.

19

NOTES TO FINANCIAL STATEMENTS (continued)

The sub-advisory fee payable under the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement is the same as the sub-advisory fee under the Prior Sub-Advisory Agreement. The Adviser continues to serve as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized three classes of shares: Class A (300 million shares authorized), Class C (100 million shares authorized) and Class I (200 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution fees and/or Service Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Service Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s

20

financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Board has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with

21

NOTES TO FINANCIAL STATEMENTS (continued)

respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

22

The following is a summary of the inputs used as of October 31, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	122,875,474	-	-	122,875,474
Investment Companies	962,357	-	-	962,357

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of October 31, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and

23

NOTES TO FINANCIAL STATEMENTS (continued)

amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2022, BNY Mellon earned $1,177 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments,

24

including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2022, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2022, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $227,196, undistributed capital gains $8,966,377 and unrealized appreciation $73,291,988.

The tax character of distributions paid to shareholders during the fiscal years ended October 31, 2022 and October 31, 2021 were as follows: ordinary income $85,003 and $255,421, and long-term capital gains $6,181,556 and $7,950,249, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank,

25

NOTES TO FINANCIAL STATEMENTS (continued)

N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2022, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the Adviser provides or arranges for one or more third parties and/or affiliates to provide management, administrative, custody, fund accounting and transfer agency services to the fund. The Adviser also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Adviser a fee, calculated daily and paid monthly, at the annual rate of .95% of the value of the fund’s average daily net assets. Out of its fee, the Adviser pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees on borrowings, Distribution Plan fees and Service Plan fees, fees and expenses of the non-interested Board Members (including counsel fees) and extraordinary expenses. In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Board Members (including counsel fees). During the period ended October 31, 2022, fees reimbursed by the Adviser amount to $14,603.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .2175% of the value of the fund’s average daily net assets.

During the period ended October 31, 2022, the Distributor retained $3,077 from commissions earned on sales of the fund’s Class A shares and $132 from CDSC fees on redemptions of the fund’s Class C shares.

26

(b) Under the Distribution Plans adopted pursuant to Rule 12b-1 (the “Distribution Plans”) under the Act, Class A shares pay annually up to .25% of the value of its average daily net assets to compensate the Distributor and its affiliates for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. The Distributor may compensate Service Agents in respect of distribution-related services with regard to the fund and/or shareholder services to the Service Agents’ clients that hold Class A shares. Class C shares pay the Distributor for distributing its shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class C shares. The Distributor may pay one or more Service Agents for distribution-related services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class C shares pay the Distributor for providing certain services to the holders of their shares, a fee at an annual rate of .25% of the value of the average daily net assets of Class C shares. Services include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and providing services related to the maintenance of shareholder accounts. The Distributor may make payments to certain Service Agents in respect of these services. During the period ended October 31, 2022, Class A and Class C shares were charged $280,655 and $36,888, respectively, pursuant to their Distribution Plans. During the period ended October 31, 2022, Class C shares were charged $12,296 pursuant to the Service Plan.

Under its terms, the Distribution Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plans or Service Plan.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $96,780, Distribution Plans fees of $22,702 and Service Plan fees of

27

NOTES TO FINANCIAL STATEMENTS (continued)

$837, which are offset against an expense reimbursement currently in effect in the amount of $2,967.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2022, amounted to $10,559,630 and $17,670,294, respectively.

At October 31, 2022, the cost of investments for federal income tax purposes was $50,545,763; accordingly, accumulated net unrealized appreciation on investments was $73,292,068, consisting of $73,693,398 gross unrealized appreciation and $401,330 gross unrealized depreciation.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Directors of
BNY Mellon Investment Funds IV, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Tax Managed Growth Fund (the Fund), a series of BNY Mellon Investment Funds IV, Inc., including the statement of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
December 23, 2022

29

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $85,003 as ordinary income dividends paid during the year ended October 31, 2022 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended October 31, 2022 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2023 of the percentage applicable to the preparation of their 2022 income tax returns. Also, the fund reports the maximum amount allowable but not less than $1.7165 per share as a capital gain dividend paid on December 7, 2021 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

30

PROXY RESULTS (Unaudited)

A special meeting of the fund’s shareholders was held on October 24, 2022. The proposal considered at the meeting and the results were as follows:

	Shares
	For	Against	Abstain
To approve a new sub-investment advisory agreement between BNY Mellon Investment Adviser, Inc., on behalf of the fund, and Fayez Sarofim & Co.	1,439,642	39,602	409,801

31

INFORMATION ABOUT THE APPROVAL OF THE FUND'S NEW SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors (the “Board”) held on June 6, 2022 (the “June Meeting”), the Board discussed the passing of Fayez Sarofim, the founder and controlling shareholder of Fayez Sarofim & Co. (the “Sub-Adviser”), the fund’s sub-adviser. Mr. Sarofim’s passing caused a “change in control” of the Sub-Adviser which triggered an assignment and automatic termination of the then-existing sub-investment advisory agreement (the “Prior Sub-Advisory Agreement”) between the fund’s investment adviser, BNY Mellon Investment Adviser, Inc. (the “Adviser”), on behalf of the fund, and the Sub-Adviser, pursuant to its terms and the applicable provisions of the Investment Company Act of 1940, as amended (the “1940 Act”). To enable the Sub-Adviser to continue to provide day-to-day management of the fund’s investments after the automatic termination of the Prior Sub-Advisory Agreement, the Board Members, a majority of whom are not “interested persons” (as defined in the 1940 Act) of the fund (the “Independent Board Members”), discussed and approved an interim sub-investment advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser, on behalf of the fund, and the Sub-Adviser, which did not require shareholder approval before it went into effect on May 28, 2022 (the “Effective Date”). As required under the 1940 Act, the Interim Sub-Advisory Agreement expires upon the earlier of 150 days after the Effective Date or upon shareholder approval and effectiveness of a new sub-investment advisory agreement between the fund and the Sub-Adviser.

At a meeting of the fund’s Board of Directors held on July 21, 2022 (the “July Meeting”), the Board considered and approved a new sub-investment advisory agreement (the “New Sub-Advisory Agreement”) between the Adviser, on behalf of the fund, and the Sub-Adviser, subject to shareholder approval, pursuant to which the Sub-Adviser would continue to provide day-to-day management of the fund’s portfolio, and agreed to recommend that shareholders of the fund approve the New Sub-Advisory Agreement at a shareholder meeting to be held on October 4, 2022. The New Sub-Advisory Agreement was approved by fund shareholders as of October 24, 2022.

The Prior Sub-Advisory Agreement was most recently reapproved by the Board for a one-year continuance at a meeting held March 2-3, 2022 (the “15(c) Meeting”). At the 15(c) Meeting, the Independent Board Members requested and received information from the Adviser and Sub-Adviser they deemed reasonably necessary for their review of the Prior Sub-Advisory Agreement and the performance and services provided by the Sub-Adviser. The information received by the Board included information related to the fees paid by the fund to the Adviser and by the Adviser to the Sub-Adviser and the profitability of the Adviser and its affiliates with respect to the fund, among other items, in accordance with Section 15(c) of the 1940 Act. At the June Meeting and July Meeting, management of the Adviser confirmed that it believed that there were no material changes to the information presented at the 15(c) Meeting relevant to the Board’s consideration of the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, other than the information about the change in control at the Sub-Adviser following the death of Mr. Sarofim as the firm’s controlling shareholder. In addition, the Sub-Adviser represented that its new ownership structure was not

32

expected to have a material impact on the nature, extent or quality of the investment advisory services that the Sub-Adviser provided to the fund, and that the persons responsible for portfolio management of the fund (other than Mr. Fayez Sarofim) were anticipated to remain the same. It was also noted that the terms of the Interim Sub-Advisory Agreement were substantially similar in material respects to the fund’s Prior Sub-Advisory Agreement, except for the term and termination provisions.

In connection with the June Meeting and July Meeting and in accordance with Section 15(c) of the 1940 Act, the Board requested, and the Adviser and Sub-Adviser provided, materials relating to the change in control of the Sub-Adviser in connection with the Board’s consideration of whether to approve the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively. This included a description of the Sub-Adviser’s new ownership structure and its anticipated effects on the Sub-Adviser and its business activities and personnel. The Board noted that the services provided under the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, would be substantially identical to those provided under the Prior Sub-Advisory Agreement. In addition, the sub-advisory fee under the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, would remain the same as the sub-advisory fee under the Prior Sub-Advisory Agreement. Management of the Adviser and Sub-Adviser represented that under the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, there would be no diminution in services provided by the Sub-Adviser to the fund or changes in the fees payable by the fund to the Adviser or by the Adviser to the Sub-Adviser. The Board also considered the substance of discussions with representatives of the Adviser and Sub-Adviser at the 15(c) Meeting. Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under state law and the 1940 Act.

In voting to approve the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Board considered whether the approval of the agreements would be in the best interests of the fund and its shareholders, an evaluation based on several factors including those discussed below. At the June Meeting and July Meeting, the Independent Board Members were represented by legal counsel that is independent of the Adviser and Sub-Adviser in connection with their consideration of approval of the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively. Based on their discussions and considerations, including those described below, the Board, including the Independent Board Members, approved the Interim Sub-Advisory Agreement at the June Meeting and the New Sub-Advisory Agreement at the July Meeting. It is currently anticipated that the New Sub-Advisory Agreement will be reviewed by the Board as part of its annual review of advisory arrangements for the fund in the first quarter of 2023.

Nature, Extent and Quality of Services to be Provided under the Interim and New Sub-Advisory Agreements. At the 15(c) Meeting, the Board received and considered information regarding the nature, extent and quality of services provided to the fund by the Sub-Adviser under the Prior Sub-Advisory Agreement. The Board noted information received at regular meetings throughout the year related to the services rendered by the

33

INFORMATION ABOUT THE APPROVAL OF THE FUND'S NEW SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Sub-Adviser to the fund, including the scope and quality of the investment management and other capabilities of the Sub-Adviser. Based on such considerations, the Board concluded that the nature, extent and quality of the services provided by the Sub-Adviser were adequate and appropriate.

At the June Meeting and July Meeting, the Board received and considered information regarding the fact that the nature, extent and quality of services to be provided to the fund by the Sub-Adviser under the Interim Sub-Advisory Agreement or the New Sub-Advisory Agreement, respectively, would not change as a result of the Sub-Adviser’s new ownership structure. The Board Members discussed with management the portfolio management strategies of the fund’s portfolio managers and noted that there were currently no long-term or short-term plans to make changes to the management or investment policies, strategies or objective of the fund as a result of the Sub-Adviser’s new ownership structure. The Board Members considered the specific responsibilities in all aspects of the day-to-day management of the fund by the Sub-Adviser, and the fact that the persons responsible for portfolio management (with the exception of Mr. Fayez Sarofim) were anticipated to remain the same. The Board also considered that the division of responsibilities between the Adviser and the Sub-Adviser would remain the same as it was under the Prior Sub-Advisory Agreement. The Board Members also considered the financial resources available to the Sub-Adviser. At the July Meeting, the fund’s Chief Compliance Officer discussed the compliance infrastructure of the Sub-Adviser. The Board also discussed the acceptability of the terms of the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement, respectively.

The Board concluded that the fund will continue to benefit from the quality and experience of the Sub-Adviser’s investment professionals that will continue to provide services to the fund. Based on its consideration and review of the foregoing information, the Board concluded that it was satisfied with the nature, extent and quality of the sub-investment advisory services expected to be provided by the Sub-Adviser.

Fund Investment Performance. The Board Members considered the investment performance of the Sub-Adviser in managing the fund’s portfolio as a factor in evaluating the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement. At the 15(c) Meeting, the Board received and reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing the fund’s performance with the performance of a group of funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds, all for various periods. It was noted that, while the Board has found the Broadridge data generally useful, the Board Members recognized the limitations of such data, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board concluded that it was generally satisfied with the fund’s overall performance.

34

At the July Meeting, the Board reviewed updated reports prepared by Broadridge which included information comparing the fund’s performance with its Performance Group and Performance Universe, all for various periods ended May 31, 2022. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered the fund’s performance in light of overall financial market conditions. Where the fund’s total return performance was below the median during one or more specified periods, the Board noted the explanations from the Adviser and the Sub-Adviser concerning the fund’s relative performance versus the Performance Group or Performance Universe for such periods. Based on its review, the Board concluded that it continued to be generally satisfied with the fund’s historical performance under the Sub-Adviser’s management.

At the July Meeting, the Board Members discussed with representatives of the Adviser and the Sub-Adviser that the investment strategies employed by the Sub-Adviser in the management of the fund’s assets are expected to remain the same under the New Sub-Advisory Agreement. The Board also considered the fact that the persons responsible for portfolio management of the fund at the Sub-Adviser would remain (with the exception of Mr. Fayez Sarofim) the same. Based on its consideration and review of the foregoing, the Board concluded that these factors supported a decision to approve the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement.

Sub-Advisory Fee and Expense Ratio. At the 15(c) Meeting, the Board reviewed and considered the contractual management fee payable by the fund to the Adviser pursuant to the Management Agreement and the contractual sub-investment advisory fee payable by the Adviser to the Sub-Adviser pursuant to the Prior Sub-Advisory Agreement, and the sub-investment advisory services provided by the Sub-Adviser. The Board considered the fee paid to the Sub-Adviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also reviewed reports prepared by Broadridge which included information comparing the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Board also reviewed the range of actual and contractual advisory fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board concluded that the fees paid to the Sub-Adviser were appropriate under the circumstances and in light of the factors and the totality of the services provided.

At the June Meeting and July Meeting, the Board considered the proposed fee payable under the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement, respectively, noting that the proposed fee would be the same as that payable under the Prior Sub-Advisory Agreement for the fund and that the proposed fee would continue to be paid by the Adviser and, thus, would not impact the fees paid by the fund. At the July Meeting, the Board reviewed updated reports prepared by Broadridge which included information comparing the fund’s actual and contractual management fees and

35

INFORMATION ABOUT THE APPROVAL OF THE FUND'S NEW SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

total expenses with those of its Expense Group and Expense Universe, the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Board also reviewed the range of actual and contractual advisory fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board determined that the advisory fees and other expenses were reasonable in light of the nature, extent and quality of the services to be provided to the funds under the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement, respectively. The Board concluded that the fees payable to the Sub-Adviser under the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement continued to be appropriate under the circumstances and in light of the factors and the totality of the services expected to be provided.

Profitability. At the 15(c) Meeting, the Board received and considered a profitability analysis of the Adviser and its affiliates in providing services to the fund, noting at the time that an analysis of profitability was more appropriate in the context of the Board’s consideration of the Management Agreement. The Adviser representatives reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates.

At the June Meeting and July Meeting, the Board noted that the fee payable to the Sub-Adviser under the Prior Sub-Advisory Agreement was the same as that payable under the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement, respectively, and thus, no material impact to profitability with respect to the fund is expected as a result of the Sub-Adviser’s new ownership structure. Therefore, the Board determined that profitability of the Adviser and its affiliates should not be excessive in light of the nature, extent and quality of the services to be provided to the fund under the Interim Sub-Advisory Agreement or the New Sub-Advisory Agreement. At the July Meeting, the Board received and considered a profitability analysis of the Sub-Adviser in providing services to the fund and concluded that the profitability results were not excessive, given the services and service levels expected to be provided by the Sub-Adviser under New Sub-Advisory Agreement.

Economies of Scale. At the 15(c) Meeting, the Board discussed any economies of scale or other efficiencies that may result from increases in the fund’s assets. The Board noted that there are various ways to share potential economies of scale with fund shareholders and that it appeared that the benefits of any economies of scale would be appropriately shared with shareholders.

At the June Meeting and July Meeting, the Board noted that no material impact to the analysis of economies of scale is expected as a result of the Sub-Adviser’s new ownership structure and that, to the extent in the future it were determined that material

36

economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

Other Benefits to the Sub-Adviser. At the 15(c) Meeting, the Board considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments. The Board noted that the Sub-Adviser is required to select brokers who met the funds’ requirements for seeking best execution, and that the Adviser monitors and evaluates the Sub-Adviser’s trade execution with respect to fund brokerage transactions on a quarterly basis and provides reports to the Board on these matters. In light of the costs of providing investment management and other services to the fund and the Sub-Adviser’s commitment to the fund, any other ancillary benefits that the Sub-Adviser received were considered reasonable. At the June Meeting and July Meeting, the Board determined that any such ancillary benefits continued to be reasonable.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Board Members, approved the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement for the fund.

37

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (79)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 94

———————

Francine J. Bovich (71)

Board Member (2012)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 54

———————

Andrew J. Donohue (72)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP. a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 44

———————

38

Kenneth A. Himmel (76)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Gulf Related, an international real estate development company, Managing Partner (2010-Present)

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Roslyn M. Watson (73)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 44

———————

Benaree Pratt Wiley (76)

Board Member (1998)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 61

———————

39

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Interested Board Member

Bradley Skapyak (63)

Board Member (2021)

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of The Dreyfus Corporation (2009-2019)

• Chief Executive Officer and Director of the Distributor (2016-2019)

• Chairman and Director of The Dreyfus Transfer Agent, Inc. (2011-2019)

• Senior Vice President of The Bank of New York Mellon (2007-2019)

No. of Portfolios for which Board Member Serves: 22

Mr. Skapyak is deemed to be an Interested Board Member of the fund as a result of his ownership of unvested restricted stock units of BNY Mellon.

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

40

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; and Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 55 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 44 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 64 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 47 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of the Adviser since June 2019.

41

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 55 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Vice President and Head of Product Development of North America Product, BNY Mellon Investment Management since January 2018; Co-Head of Product Management, Development & Oversight of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President and Head of Product Management of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Research and Analytics of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 46 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 55 investment companies (comprised of 115 portfolios) managed by the Adviser. He is 65 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 48 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 54 years old and has been an employee of the Distributor since 1997.

42

This page intentionally left blank.

43

This page intentionally left blank.

44

This page intentionally left blank.

45

For More Information

BNY Mellon Tax Managed Growth Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Fayez Sarofim & Co.

Two Houston Center

Suite 2907

909 Fannin Street

Houston, TX 77010

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DTMGX Class C: DPTAX Class I: DPTRX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 0149AR1022

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $108,380 in 2021 and $110,560 in 2022.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $15,630 in 2021 and $16,100 in 2022. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2021 and $0 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $0 in 2021 and $0 2022. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iii) determination of Passive Foreign Investment. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2021 and $0 2022.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2021 and $0 2022.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2021 and $0 2022.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $3,851,043 in 2021 and $3,945,912 in 2022.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds IV, Inc.

By: /s/ David J. DiPetrillo

         David J. DiPetrillo

         President (Principal Executive Officer)

Date: December 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

         David J. DiPetrillo

         President (Principal Executive Officer)

Date: December 21, 2022

By: /s/ James Windels

         James Windels

        Treasurer (Principal Financial Officer)

Date: December 21, 2022

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)